As filed with the Securities and Exchange Commission on August 9, 2000
                                                    Registration No. 333-30986
==============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-2A



        |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     |X| Pre-Effective Amendment No. 2
                     |_| Post-Effective Amendment No.


                    EXCELSIOR VENTURE PARTNERS III, LLC
             (Exact name of registrant as specified in charter)
            114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 852-3125

                               DAVID I. FANN
                            DOUGLAS A. LINDGREN
                    EXCELSIOR VENTURE PARTNERS III, LLC
            114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
                  (Name and Address of Agents for Service)


                                 COPIES TO:
THOMAS A. DECAPO, ESQ.                     IRENE S. GREENBERG, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP   UNITED STATES TRUST COMPANY OF NEW YORK
ONE BEACON STREET                          114 WEST 47TH STREET
BOSTON, MA 02108-3194                      NEW YORK, NEW YORK 10036-1532
PHONE NO.: (617) 573-4814                  PHONE NO.: (212) 852-1367
FAX NO.: (617) 573-4822                    FAX NO.: (212) 852-1310


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box |X|

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                       Proposed
                                    Proposed           Maximum
                                     Amount         Offering Price       Amount of
   Title of Securities               being                Per           Maximum Aggregate   Registration
    being Registered               Registered            Unit*          Offering Price*        Fee*

Membership Interests (without
par value)                        1,600,000 units         $500            $800,000,000         $211,200
=========================================================================================================

*Estimated solely for the purpose of calculating the registration fee; $132,000 in registration fees; previously paid.


The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                           CROSS REFERENCE SHEET

  PART A
ITEM NUMBER                                                LOCATION IN PROSPECTUS
-----------                                                ----------------------
Item 1.        Outside Front Cover                         Outside Front Cover
Item 2.        Cover Pages; Other Offering Information     Inside Front and Outside Back Cover Page
Item 3.        Fee Table and Synopsis                      Fee Table; Prospectus Summary
Item 4.        Financial Highlights                        Not applicable
Item 5.        Plan Of Distribution                        The Offering; Selling Arrangements
Item 6.        Selling Shareholders                        Not applicable
Item 7.        Use of Proceeds                             Use Of Proceeds
Item 8.        General Description of the Registrant       Outside Front Cover; The Company; Investment
                                                           Objective and Policies; Risk Factors
Item 9.        Management                                  Management
Item 10.       Capital Stock, Long-Term Debt, and Other
                     Securities                            Description of Units
Item 11.       Defaults and Arrears on Senior Securities   Not applicable
Item 12.       Legal Proceedings                           Not applicable
Item 13.       Table of Contents of the Statement          Table of Contents of the Statement of
                     Additional Information                Additional Information
  PART B
ITEM NUMBER
-----------
Item 14.       Cover Page                                  Cover Page
Item 15.       Table of Contents                           Cover Page
Item 16.       General Information and History             The Company
Item 17.       Investment Objectives and Policies          Investment Objective and Policies
Item 18.       Management                                  Management
Item 19.       Control Persons and Principal Holders of
                     Securities                            Management
Item 20.       Investment Advisory and Other Services      Management
Item 21.       Brokerage Allocation and Other Practices    Brokerage Allocation and Other Practices
Item 22.       Tax Status                                  Certain Federal Income Tax Considerations
Item 23.       Financial Statements                        Financial Statements


[Flag]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the regustration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                           PRELIMINARY PROSPECTUS

                Subject to completion, dated August 9, 2000

                    EXCELSIOR VENTURE PARTNERS III, LLC

                                $600,000,000

                        Units of Membership Interest

                      Minimum Subscription -- $100,000

     Excelsior Venture Partners III, LLC, or the Company, is a newly organized closed-end investment company. We have elected to be treated as a business development company under the Investment Company Act. Our investment objective is to achieve long-term capital appreciation. We will pursue our objective primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that our Investment Adviser or Investment Sub-Adviser believe offer significant long-term capital appreciation potential. U.S. Trust Company, the Investment Adviser, and United States Trust Company of New York, the Investment Sub-Adviser, are responsible for selecting our investments and for management of our day-to-day affairs. The duration of the Company will be ten years from the final subscription closing date (not later than December 31, 2000), subject to extension as described in this prospectus. See "Summary of the Limited Liability Company Operating Agreement--Term, Dissolution And Liquidation."

     This Prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the Registrant, including the Statement of Additional Information dated August 9, 2000, incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. You can review the table of contents of the Statement of Additional Information on page 65 of this prospectus. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference, the Statement of Additional Information and other information regarding registrants that file electronically with the Commission. You may also request a free copy by writing or calling the Company at c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532, (212) 852-3125. You may request a copy of the Statement of Additional Information at no charge by calling PFPC, Inc. at 1-800-[ ].



     AN INVESTMENT IN THE COMPANY WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE DISTRIBUTED OR LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE COMPANY UNTIL THAT TIME.



     THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS" BEGINNING ON PAGE 16.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE COMPANY IS NOT AVAILABLE FOR INVESTMENT BY RESIDENTS IN THE STATES OF ALABAMA, ARKANSAS, KANSAS, MAINE, MARYLAND, MASSACHUSETTS, MISSISSIPPI, MISSOURI, OKLAHOMA, VERMONT AND TEXAS. SEE APPENDIX D FOR ADDITIONAL INFORMATION FOR RESIDENTS OF CERTAIN STATES.



========================================================================================
                                                  PROCEEDS TO
                                                 COMPANY AFTER        PROCEEDS TO
                                                    INITIAL        COMPANY AFTER SECOND
                                                    CAPITAL      CAPITAL CONTRIBUTION
                           PRICE TO     SALES     CONTRIBUTION           OF $500
                          PUBLIC (1)   LOAD(2)    OF $500 (1)    ($1,000 TOTAL) (1)(3)
----------------------------------------------------------------------------------------
Per Unit (3)                 $500        None        $500                $500
----------------------------------------------------------------------------------------
Total Minimum            $250,000,000    None    $125,000,000        $250,000,000
----------------------------------------------------------------------------------------
Total Maximum            $600,000,000    None    $300,000,000        $600,000,000
========================================================================================

(1) The Company expects to incur organizational and offering expenses of approximately $1,406,000. Charles Schwab & Co., Inc., the Company's principal distributor, has agreed to pay the Company's organizational costs, estimated to be $50,000, in the event that the Company receives subscriptions totaling less than $300,000,000. If the Company receives subscriptions totaling $300,000,000 or more, the Company will pay its own organizational expenses estimated to be $50,000. Your share of organizational and offering costs will be deducted from your initial capital contribution.
(2) The Investment Advisor or an affiliate has agreed to compensate the principal distributor from its own assets, not the assets of the Company, in an amount equal to 0.02% of the price to the public of all Units subscribed for, and has agreed to compensate the principal distributor for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all Units held by investors introduced to the Company by the principal distributor, subject to reduction after five years.
(3) Your subscription amount is required to be paid in two installments: one-half as an initial capital contribution payable on or before the final subscription closing date and one-half as a second capital contribution payable on the first anniversary of the final subscription closing. Investors who breach their agreement to pay the remainder of their subscription amount will be subject to legal action and various remedies of the Company, including total forfeiture of their interest in the Company, resulting in a total loss by the breaching investor of amounts previously paid. The Company will issue Units in exchange for capital contributions. At the first subscription closing the Company will issue one Unit for each $500 of capital contribution. Thereafter, Units will be issued at net asset value.

     Units are made available through Charles Schwab & Co., Inc., the Company's principal distributor. A first subscription closing will be held on or about the fifth business day after receipt by the Company of subscriptions totaling $250,000,000. The Company may continue to offer Units and accept subscriptions for such Units from time to time at subsequent subscription closings until December 31, 2000, subject to extension. If the minimum subscription of $250,000,000 has not been reached by such date, or extension, the offering will terminate. See "Selling Arrangements." The Company reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. The Company will not accept proceeds until the minimum subscription of $250,000,000 has been obtained. Funds transmitted to the Company by investors prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PFPC Inc. pending closing.

                         FOR ARIZONA RESIDENTS ONLY

THESE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF ARIZONA, BUT THE FACT OF THE REGISTRATION IS NOT TO BE DEEMED A FINDING BY THE ARIZONA CORPORATION COMMISSION OR THE DIRECTOR OF THE SECURITIES DIVISION THAT THE PROSPECTUS IS TRUE OR ACCURATE, NOR DOES THE REGISTRATION MEAN THAT THE COMMISSION OR THE DIRECTOR HAS PASSED ON THE MERITS OF OR OTHERWISE APPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS.

SEE APPENDIX D FOR ADDITIONAL INFORMATION FOR RESIDENTS OF CERTAIN STATES.






                The date of this Prospectus is August 9, 2000.




                             TABLE OF CONTENTS

                                                                      Page
FEE TABLE.............................................................. 4
PROSPECTUS SUMMARY..................................................... 5
THE COMPANY............................................................12
INVESTMENT OBJECTIVE AND POLICIES......................................13
RISK FACTORS...........................................................16
THE OFFERING...........................................................22
USE OF PROCEEDS........................................................23
MANAGEMENT.............................................................23
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................45
REGULATION.............................................................46
VALUATION OF PORTFOLIO SECURITIES......................................47
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS........................48
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS..............................49
ERISA CONSIDERATIONS...................................................55
DESCRIPTION OF UNITS...................................................57
SELLING ARRANGEMENTS...................................................60
LEGAL MATTERS..........................................................60
INDEPENDENT AUDITORS...................................................60
AVAILABLE INFORMATION..................................................60
REPORTS TO MEMBERS.....................................................61
FINANCIAL STATEMENTS...................................................61
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...........65



                                 FEE TABLE


UNITHOLDER TRANSACTION EXPENSES


SALES LOAD (as a percentage of offering price)..................  None*

ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
      Management Fees...........................................  2.00%**
      Other Expenses............................................  0.17%***
      Total Annual Expenses.....................................  2.15%


---------------------



* A distribution fee equal to 0.02% of the total of all subscriptions received in this offering will be paid by the Investment Adviser or an affiliate. The Investment Adviser or an affiliate will also pay the Company's distributor an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Company by the distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering.

** The management fee through the fifth anniversary of the final subscription closing date will be payable at the annual rate of 2.00% of the Company's average quarterly net assets, determined as of the end of each fiscal quarter. Thereafter, the management fee will be payable at the annual rate of 1.00% of the Company's average quarterly net assets, determined at the end of each fiscal quarter. The Investment Adviser has agreed to waive its fee during the subscription period, which will end on the final subscription closing date (not later than December 31, 2000, subject to extension ). The Investment Adviser is also entitled to an Incentive Carried Interest in an amount equal to 20% of the Company's cumulative realized net capital gains on investments other than private funds (determined net of cumulative realized capital losses and current net unrealized capital depreciation on all of the Company's investments). See "Management" and "Allocations and Distributions."

*** "Other Expenses" include among other things, administration fees, legal fees, the independent auditor's fees, printing costs and fees payable to the independent managers.



     EXAMPLE                                                           1 YEAR   3 YEARS  5 YEARS  10 YEARS
     -------                                                           ------   -------  -------  --------
     You would pay the following expenses on a $10,000 investment, assuming a 5% annual return:
     Example 1 (1).................................................     $218      $673   $1,154    $1,883
     Example 2 (2).................................................     $318      $971   $1,649    $2,915



THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

     The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly. To the extent that the Company invests in other private funds, you will also indirectly through the Company bear your pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see "Management" and "Allocations and Distributions."

------------------


(1) Assumes management fee of 2.00% of the Company's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.15% of the Company's net assets and does not include the Incentive Carried Interest.

(2) Assumes management fee of 2.00% of the Company's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.15% of the Company's net assets and includes the Incentive Carried Interest. These expense estimates are based on the assumption that the entire 5% annual return is the result of realized capital gains on investments other than private funds.



                             PROSPECTUS SUMMARY


      This summary is qualified in its entirety by reference to the more detailed information included in this Prospectus, the Statement of Additional Information and to the Operating Agreement attached hereto as Exhibit A.



                                THE COMPANY



      The Company is a Delaware limited liability company formed on February 18, 2000. We have elected to be treated as a business development company, or BDC, under the Investment Company Act. We provide investors with the opportunity to participate, with a minimum investment of $100,000, in direct private equity investments and privately offered investment funds managed by third parties. These investment opportunities are generally not available to the public and typically require substantially larger commitments than the minimum investment in the Company. Other advantages that may otherwise be unavailable to investors if they were to invest directly in private equity investments include professional management, portfolio diversification and administrative convenience. We operate more like a private venture capital fund than a traditional closed-end investment company. See "The Company," "Regulation," "Risk Factors," "The Offering" and "Description of Units."



                     INVESTMENT OBJECTIVE AND POLICIES



      The Company's investment objective is to achieve long-term capital appreciation. Current income is not an objective. We will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. We also intend to invest to a lesser extent in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. A company in which a direct investment is made is considered a Portfolio Company. Pending investment, for operating purposes and for temporary or emergency purposes, we will make liquid investments in short-term securities.

      We currently expect to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust Corporation and its affiliated banks ("U.S. Trust") in its investment management advisory business. With the approval of the Board of Managers, we may change this policy. U.S. Trust follows a long-term investment philosophy and uses a growth strategy and a transaction value strategy to guide investment decision making. The growth strategy seeks to identify industries and companies that can provide solutions to or otherwise benefit from markets that are growing in response to underlying trends. The transaction value strategy involves a comparison of a company's real underlying asset value with similar assets changing ownership in the market. It is based on a belief that differences between a company's real asset value and the price of its shares correct over time. U.S. Trust applies these strategies together with a focus on longer-term investment themes that U.S. Trust believes represent long-term trends. U. S. Trust currently believes that the following themes represent strong and inexorable trends:


     o     Communications and Information
     o     Productivity Enhancers
     o     Infrastructure Development
     o     Early Life Cycle Companies
     o     Demographics/Rising Living Standards
     o     Globalization Forces
     o     Business and Industrial Restructuring


Each of these is described in greater detail under the caption "Investment Objective and Policies - Investment Strategies." Under current market conditions, we expect to emphasize the technological innovations that are driving the new economy, with specific focus on Information Technology, Communications, Life Sciences and Information Services.

      We may from time to time borrow funds in an amount up to 25% of our total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies (referred to as follow-on investments), to maintain various regulatory qualifications, to pay contingencies and expenses or in anticipation of the receipt of funds from capital contributions or the disposition of investments. We do not intend to borrow in order to make the initial investment in a company. We will not borrow to pay the management fee payable to the Investment Adviser.


      There can be no assurance that we will achieve our investment objective. See "Investment Objective and Policies" and "Risk Factors."

                        MANAGEMENT AND COMPENSATION



      The Investment Adviser and Investment Sub-Adviser are responsible pursuant to the Investment Advisory Agreement and Investment Sub-Advisory Agreement for identifying, evaluating, structuring, monitoring and disposing of our investments and providing, or arranging for third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business.

      The Investment Adviser or its affiliates have served as the investment advisers to UST Private Equity Investors Fund, Inc. ("Fund I") and Excelsior Private Equity Fund II, Inc. ("Fund II"), each a registered business development company, since their inceptions in September 1994 and March 1997, respectively. The investment management personnel of the Investment Adviser and Investment Sub-Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. The Company's investment objective and policies are similar to those of Fund I and Fund II, although the Investment Adviser and Investment Sub-Adviser expect to employ an investment strategy more similar to that of Fund II. As of July 31, 2000 Fund I had made investments in 12 Portfolio Companies and 6 private funds with an aggregate of approximately $40 million of invested and/or committed capital. As of July 31, 2000, Fund II had made investments in 20 Portfolio Companies and 13 private funds with an aggregate of approximately $176 million of invested and/or committed capital.

      Through the fifth anniversary of the final subscription closing date, the Company will pay the Investment Adviser a management fee at an annual rate equal to 2.00% of the Company's average quarterly net assets, determined as of the end of each fiscal quarter. Thereafter, the management fee will be at an annual rate of 1.00% of the Company's average quarterly net assets, determined as of the end of each fiscal quarter. From this fee the Investment Adviser will pay the investment advisory fee of the Investment Sub-Adviser. The Investment Adviser has agreed to waive its management fee during the subscription period, which will end on the final subscription closing date (not later than December 31, 2000, subject to extension).


      The Investment Adviser also will be entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on all Direct Investments determined net of:

   o  cumulative realized capital losses on all investments of any type and

   o current net unrealized capital depreciation on all investments of any type.


The Incentive Carried Interest will be determined annually as of the end of each calendar year. The Investment Adviser's allocations and distributions will be made net of, respectively, all prior allocations and all prior distributions made of the Incentive Carried Interest to the Investment Adviser.

      PFPC Inc. (the "Administrator"), performs certain administration, accounting and investor services for the Company. In consideration for these services, the Company pays the Administrator an annual fee based upon the Company's aggregate net assets, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.



                                THE OFFERING


      The Company is offering investors the opportunity to subscribe to make capital contributions to the Company in exchange for units of membership interests ("Units") in the Company. The Company has registered the Units under the Securities Act of 1933, as amended (the "Securities Act"). Units are made available through Charles Schwab & Co., Inc. as principal distributor (the "Distributor"). The Investment Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Units may be sold by the Distributor to investors directly or through financial intermediaries acting as broker or agent ("Selling Agent") for their customers. The Investment Adviser or an affiliate may compensate from its own assets Selling Agents who sell Units of the Company to investors. The Investment Adviser or an affiliate will also pay the Distributor an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering. The offering will terminate on October 31, 2000 or such other subsequent date not later than December 31, 2000 as the Company may determine, subject to extension by the Board of Managers (the "Termination Date"). If the Company has not received subscriptions totaling at least $250,000,000 by the Termination Date, the offering will terminate. See "Risk Factors -- Minimum Proceeds; Portfolio Diversification."

      We expect to have our first closing (the "first subscription closing") approximately five business days after we have received subscriptions totaling at least $250,000,000. The Company may continue to accept subscriptions for Units from time to time at subsequent closings (each a "subsequent subscription closing") until the Termination Date.

      Each subscriber will be required to complete, execute and deliver to the Company an executed copy of a Subscription Agreement attached hereto as Appendix B (in the case of Charles Schwab & Co., Inc. clients) or Appendix C (in the case of other investors) (collectively, the "Subscription Agreement"), which will form a binding contract of the investor. Funds transmitted to the Company by subscribers prior to the applicable closing date will be deposited in an interest bearing escrow account with PFPC Inc. pending each closing. The Company will not accept proceeds until the minimum subscription of $250,000,000 has been obtained. Organizational and offering costs of approximately $1,406,000, have been or will be incurred by the Company. All or a portion of such costs have been or may be advanced by the Investment Adviser or an affiliate and will be reimbursed by the Company. Charles Schwab & Co., Inc., the Company's principal distributor, has agreed to pay the Company's organizational costs, estimated to be $50,000, in the event that the Company receives subscriptions totaling less than $300,000,000. If the Company receives subscriptions totaling $300,000,000 or more, the Company will pay its own organizational expenses estimated to be $50,000. Each investor's share of organizational and offering costs will be deducted from his or her capital account. See "The Offering."

      Pursuant to the Subscription Agreement, your subscription amount is required to be paid in two installments: one-half as an initial capital contribution payable on or before the final subscription closing date (not later than December 31, 2000, subject to extension) and one-half as a second capital contribution payable on the first anniversary of the final subscription closing date. If you breach your agreement in the Subscription Agreement to pay the remainder of the subscription amount, you will be subject to legal action and various remedies of the Company, including total forfeiture of your interest in the Company. This would result in your total loss of amounts previously paid. The Company will issue Units in exchange for capital contributions. At the first subscription closing the Company will issue one Unit for each $500 of capital contribution. Thereafter, Units will be issued at net asset value.

      ERISA Considerations. The Company intends to restrict ownership of the Units (and other classes of equity that may be issued by the Company) by benefit plan investors so that no assets of the Company will be deemed to be "plan assets" subject to ERISA and/or Section 4975 of the Code as such term is defined in the "Plan Assets Regulation" issued by the United States Department of Labor. Although the Company intends to restrict the acquisition of the Units by benefit plan investors (which is defined in the Plan Assets Regulation to include all employee benefit plans, whether or not the plans are subject to ERISA and/or Section 4975 of the Code) to less than 25% of all Units (excluding Units held by, persons that have discretionary authority or control with respect to the assets of an entity or that provide investment advice for a fee with respect to such assets, or any affiliate of such a person, that are not benefit plan investors), there can be no assurance that the ownership of the Units (or any other class of equity securities issued by the Company) by benefit plan investors will always remain below the 25% threshold established under the Plan Assets Regulation.

      If the assets of the Company were deemed to be "plan assets," certain transactions that the Company might enter into, or may have entered into, in the ordinary course of business might constitute non-exempt prohibited transactions under ERISA and/or Section 4975 of the Code and might have to be rescinded.

      In addition, each investor will be required to make certain representations, warranties and covenants, or will be deemed to have represented, warranted and covenanted, to the effect that its purchase of the Units will not result in a non-exempt prohibited transaction under ERISA and/or Section 4975 of the Code.

      See "ERISA Considerations" herein for a more detailed discussion of certain ERISA and related considerations with respect to an investment in the Units.



                            MINIMUM INVESTMENTS



      The minimum subscription amount is $100,000. We have the right to waive the minimum, at our discretion. See "The Offering."



                              USE OF PROCEEDS



      We intend to apply the net proceeds of this offering to make investments in furtherance of our investment objective and policies. We anticipate that there will be a significant period of time (up to four years) before the Company becomes fully invested. Although the Company intends to invest or commit to invest more than 50% of the proceeds from each of the initial and second capital contributions in Venture Capital Investments within the earlier of (i) two years after the final subscription closing date and (ii) two and one-half years after the commencement of this offering, a delay is common for BDCs because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. See "Use of Proceeds."



                                RISK FACTORS

      These are speculative securities. Units of the Company are not deposits or obligations of, or guaranteed or endorsed by, U.S. Trust, and the Units are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or person.

RISKS RELATED TO THE COMPANY



      UNSPECIFIED USE OF PROCEEDS. Since the Company has not identified the particular uses for the net proceeds from this offering, prospective investors must rely on the ability of the Investment Adviser and Investment Sub-Adviser to identify and make portfolio investments consistent with the Company's investment objective.

      LACK OF OPERATING HISTORY. While the key personnel of the Investment Adviser and the Investment Sub-Adviser have considerable experience in venture capital and private equity investing, the Company has recently been formed and has no operating history of its own upon which an investor may base an evaluation of the likely performance of the Company.

      MINIMUM PROCEEDS; PORTFOLIO DIVERSIFICATION. To the extent that the Company makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Company obtains only the minimum amount of subscriptions it will have less assets to invest and will likely acquire fewer investments than it would if it obtained more subscriptions. This would increase the Company's volatility and risk.

      RELIANCE ON THE INVESTMENT ADVISER. The investment decisions of the Company will be made by the Investment Adviser and the Investment
Sub-Adviser. Investors will have no right to take part in the management of the Company.

      INCENTIVE CARRIED INTEREST. The Incentive Carried Interest is based on 20% of the net realized capital gain of the Company and may create an incentive for the Investment Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Carried Interest.

       POTENTIAL CONFLICTS OF INTERESt. The Investment Adviser and the Investment Sub-Adviser and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Company. These include conflicts associated with:

      o     the Incentive Carried Interest;
      o     investment opportunities;
      o     allocating management time and services;
      o     relationships with Portfolio Companies; and
      o     affiliated transactions.

See "Risk Factors - Potential Conflicts of Interest."

      LIABILITIES OF MEMBERS. You will be obligated to pay your full subscription amount. However, you will not be liable for any obligations of the Company in excess of your capital account balance, plus your share of undistributed profits. If, however, you receive a distribution from the Company and after such distribution the liabilities of the Company exceed the fair value of the Company's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Company. The Company has no intention of making such distributions. You will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Operating Agreement.

      CAPITAL CALL. Failure to pay your full subscription amount (including the second capital contribution) as required by the Subscription Agreement may result in the forfeiture of your entire interest in the Company.

      NO PUBLIC OR OTHER MARKET FOR UNITS. The Company is a newly organized entity. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Company (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Company without the consent of the Company, which consent may be withheld in our sole and absolute discretion. No member will have the right to require the Company to redeem his, her or its Units. In addition, none of the Company, the Investment Adviser, the Investment Sub-Adviser or the Distributor (nor any of their respective affiliates) will make a market in or otherwise make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.


      FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE COMPANY WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE DISTRIBUTED OR LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE COMPANY UNTIL THAT TIME.



      TAX STATUS. At the first subscription closing, the Company will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a publicly traded partnership that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding the status of the Company as a partnership. An opinion of counsel is not binding on the IRS or any court. If the Company were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. See "Certain Federal Income Tax Considerations - Tax Status of the Company."


      DISTRIBUTIONS IN KIND. The Company may determine to make distributions of securities or other property in kind. To the extent that the Company does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Company generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.



      REGULATION. The Company has elected to be treated as a business development company under the Investment Company Act, and as such is subject to numerous restrictions on the nature of its investments, the use of leverage and the issuance of securities, options, warrants or rights, which could prohibit the Company from investing in potentially attractive situations that might otherwise be available. At the same time, our election to be treated as a business development company exempts us from certain provisions of the Investment Company Act. As a result, we operate differently than a registered investment company and are subject to different and potentially greater risks as compared to a registered investment company.



GENERAL RISKS OF INVESTMENTS

      RISK OF PRIVATE EQUITY INVESTMENTS. Though private equity investments offer the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.



      ILLIQUIDITY OF PRIVATE EQUITY INVESTMENTS. The Company anticipates that it may take up to four years before it is fully invested or committed to invest in Portfolio Companies, and it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Company's term. Securities laws, contractual limitations and practical limitations may inhibit the Company's ability to sell, distribute or liquidate its investments in Portfolio Companies and could reduce the amount of proceeds that might otherwise be realized.

      NEED FOR FOLLOW-ON INVESTMENTS. There is no assurance that the Company will have sufficient funds available or choose to make follow-on investments. Failure to make follow-on investments may have a substantial impact on Portfolio Companies in need of such an investment or may result in a missed opportunity for the Company to increase its participation in a successful operation.


      COMPETITION FOR INVESTMENTS. The Company expects to encounter competition from, and to be a co-investor with, other professional venture capital, private equity or leveraged buyout groups including several in which the Company may be an investor.


      INVESTMENT IN COMPANIES DEPENDENT UPON NEW TECHNOLOGIES. Under current market conditions, the Company plans to focus on investments in companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Company's units may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities.

      BORROWING. The use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Company's net asset value and could result in lenders placing restrictions on the Company including reserve requirements or operating restrictions that would limit the ability of the Company to control investments or refinancing and the ability of the Company to make distributions.


      LACK OF DIVERSIFICATION. The Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act. A non-diversified company may invest to a greater degree in fewer issuers than may a diversified company. As a result, the Company will be more exposed to developments adversely affecting only one or a few companies that it has invested in. The net asset value of a nondiversified company may be more volatile than that of a diversified company.

                  ALLOCATIONS, DISTRIBUTIONS AND LIQUIDATION



      The Company has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Appendix A. Investors will become members of the Company, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account.


      ALLOCATIONS. The income, gain, loss, deduction and expense of the Company generally will be determined and allocated as of the end of each fiscal year to reflect the economic interests of the members and the Investment Adviser.


      Allocations generally will be made in the following order:

      o gains will be allocated to the Investment Adviser until the cumulative amount of all gain that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the period for which the allocation is being made, and

      o all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their invested capital.

      DISTRIBUTIONS. The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company. The Company will consider making such distributions at least annually but, as described below, investors should not expect distributions of cash or property during the first several years of the Company's operations. Each year, the Investment Adviser generally will be entitled to a distribution of the Incentive Carried Interest. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their invested capital.

      Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's operations. The Company will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than in Short-Term Investments, except to make follow-on investments. The Company may make distributions in kind of its property. The Company does not intend to make any distribution if, after making such distribution, the liabilities of the Company would exceed the fair value of the Company's assets.


      LIQUIDATION. The duration of the Company will be ten years from the final subscription closing; however, the Board of Managers has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members who represent 66 2/3% of the Company's outstanding Units may determine to extend the term of the Company. Upon dissolution of the Company, the affairs of the Company will be wound up and its assets distributed as provided in the Operating Agreement. See "Summary of the Limited Liability Company Operating Agreement."



                         TAX STATUS OF THE COMPANY

      The Company intends to be treated as a partnership for federal income tax purposes. See "Certain Federal Income Tax Considerations - Tax Status of the Company." Thus, each member in computing its federal income tax liability for a taxable year will be required to take into account his, her or its allocable share of Company items of income, gain, loss, deduction and expense for the taxable year of the Company ending within or with each taxable year of the member, regardless of whether the member has received any distributions from the Company. It is possible that a member's federal income tax liability with respect to his, her or its allocable share of Company earnings in a particular year could exceed the distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

                                THE COMPANY



      The Company is a newly organized, non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act, and which has registered its securities for sale under the Securities Act of 1933. The Company will offer managerial assistance to certain Portfolio Companies. The Board of Managers may change the Company's status as a BDC under the Investment Company Act only with the vote of a majority of the outstanding Units. The Company provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Company.

      The Company was organized as Excelsior Private Equity Fund III, LLC, a Delaware limited liability company, on February 18, 2000. On April 26, 2000 the Company filed an amended Certificate changing its name from Excelsior Private Equity Fund III, LLC to Excelsior Venture Partners III, LLC. The business and affairs of the Company are overseen by a four member Board of Managers, three of whom are not "interested persons" of the Company as that term is defined in the Investment Company Act. The Board of Managers is analogous to a Board of Directors of a corporation. Pursuant to the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Investment Adviser and Investment Sub-Adviser, subject to the supervision of the Board of Managers, are responsible for finding, evaluating, structuring, monitoring and liquidating the Company's investments as described in "Management" and are responsible for providing, or arranging for third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business. Pursuant to the Investment Advisory Agreement, the Investment Adviser is entitled to the management fee. Pursuant to the Operating Agreement, the Investment Adviser is entitled to the Incentive Carried Interest. Pursuant to the Investment Sub-Advisory Agreement, the Investment Sub-Adviser is paid a management fee by the Investment Adviser. The Company's and United States Trust Company of New York's principal offices are located at 114 West 47th Street, New York, New York 10036, and the telephone number of the Company is (212) 852-3125. U.S. Trust Company's principal office is located at 225 High Ridge Road, Stamford, Connecticut 06905.

      The duration of the Company will be ten years from the final subscription closing date (not later than December 31, 2000, subject to extension); however, the Board of Managers has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members who represent 66 2/3% of the Company's outstanding Units may determine to extend the term of the Company. Upon dissolution of the Company, the affairs of the Company will be wound up and its assets distributed as provided in the Operating Agreement.



                     INVESTMENT OBJECTIVE AND POLICIES

GENERAL



      The investment objective of the Company is to seek long-term capital appreciation. Current income is not a significant factor in the selection of investments. We will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. Subject to the limitations of the Investment Company Act, we also intend to invest in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, the Company will invest in interest bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit with maturities of less than one year, commercial paper and other short term securities (collectively "Short-Term Investments"). Although the Company's objective is to seek long-term capital appreciation, there is no minimum holding period for the Company's investments and the Company may sell any investment at any time that the Investment Adviser or Investment Sub-Adviser believe it is advantageous to do so. The disposition of Direct Investments requires the approval of the Board of Managers.


      As a BDC, the Company must invest at least 70% of its assets ("qualifying assets") in certain specified investments, including securities of companies that qualify as "eligible portfolio companies" under the Investment Company Act. The Company may maintain up to 30% of its assets in non-qualifying assets; however, the Company intends to retain maximum flexibility in connection with its investments and, therefore, does not have a policy as to the minimum percentage of its assets that will be so invested. See "The Company" and "Regulation."

      Venture Capital Investments


      We will seek to achieve our investment objective by investing primarily in Venture Capital Investments. We may also commit to invest funds in a Venture Capital Investment beyond our initial investment or guarantee the obligations of a Venture Capital Investment. We will attempt to reduce the risks inherent in private equity investing by investing in a portfolio of companies involved in different industries and different stages of development, through the utilization of professional management provided by the Investment Adviser and the Investment Sub-Adviser in the selection of private equity investments and through the active monitoring of such investments.


      Other Private Equity Investments


      Subject to the limitations of the Investment Company Act, we may invest in Private Funds, International Venture Capital Investments and Private Placements in Public Companies (collectively, "Other Private Equity Investments"). We generally will not make an investment in Other Private Equity Investments if, immediately after such investment is made, more than 30% of the value of our total investment assets would be invested in such assets. Any Private Fund investments will generally be made in domestic or foreign venture capital, buyout or other private equity funds managed by third parties. We do not expect to invest more than 10% of our total assets in any one Other Private Equity Investment. Neither the Investment Adviser nor the Investment Sub-Adviser will have a role in the management of Private Funds. Private Funds typically charge a management fee and an incentive fee based upon gains. These fees are in addition to the management fees payable to the Investment Adviser, although the Incentive Carried Interest will not be based on gains from Private Funds.


INVESTMENT STRATEGIES


      The Investment Adviser or Investment Sub-Adviser will evaluate the ability of prospective investments to produce long-term capital appreciation based upon criteria that may be modified from time to time. The criteria that will initially be used by the Investment Adviser and Investment Sub-Adviser in determining whether to make an investment include:

      o     the presence or availability of strong management;

      o the existence of a substantial market for the products or services of a potential Portfolio Company, characterized by favorable growth potential, or a substantial market position in a stable industry;

      o evidence that a potential Portfolio Company offers a differentiated product or service and defensible market position;

      o the opportunity for liquidity to eventually be obtained for the proposed investment through an initial public offering or through a sale of the business; and

      o the willingness of a potential Portfolio Company to permit us and our co-investors, if any, to take a substantial position in the company and have representation on its board of directors or a right to attend board meetings as a nonvoting participant, so as to enable us to influence the strategic direction of the company.

      Although the Company is a non-diversified company as defined in the Investment Company Act, we do not expect to invest more than 10% of our total assets in any one Portfolio Company or Private Fund. While we retain the flexibility to invest in all types of industries, we currently expect to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust in its investment management advisory business. With the approval of the Board of Managers, we may change this policy. U.S. Trust follows a long-term investment philosophy based on identifying opportunities with sustainable fundamental values and uses two specific portfolio strategies to guide investment decision-making.


      U.S. Trust's first strategy is one of growth. This strategy seeks to identify industries and companies with the capabilities to provide solutions to or benefit from markets which are growing in response to underlying trends, such as companies' need to enhance productivity through technological innovation or the changing demographics of the U.S. population. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with similar assets changing ownership in market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

      The two portfolio strategies discussed above are applied together with several "longer-term investment themes" to help identify specific investment opportunities. U.S. Trust believes that the longer-term themes described below represent strong and inexorable trends and that the beneficiaries of these trends will be rewarded in the long-term.

      o Communication and Information -- companies benefiting from the technological and international transformation of the communications and information industries, particularly the convergence of information, communication and entertainment

      o Productivity Enhancers -- companies benefiting from their roles as innovators, developers and/or suppliers of goods and services which enhance service and manufacturing productivity or companies that are the most effective at obtaining and applying productivity enhancements

      o Infrastructure Development-- companies benefiting from the development and expansion of global infrastructure expenditure

      o Early Life Cycle-- companies in an earlier stage of development looking to exploit new market opportunities

      o Demographics/Rising Living Standards -- companies concerned with the quality characteristics, lifestyles and changing demographic profiles of individuals, families and companies

      o Globalization Forces-- companies benefiting from their position as effective and strong competitors on a global basis

      o Business and Industrial Restructuring -- companies benefiting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable


      In the context of the above, the Company expects to emphasize the technological innovations that are driving the transformation of the economy, with specific focus on:

      o     Information Technology

      o     Communications

      o     Life Sciences

      o     Information Services



INVESTMENT PRACTICES



      Borrowing. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies, to maintain various regulatory qualifications or to pay contingencies and expenses. If the Company borrows funds (other than through a private loan), distributions to Unitholders or the repurchase of Units generally is prohibited under the Investment Company Act unless the ratio of our total assets (less liabilities and indebtedness not subject to this test) to the amount of all such borrowings is at least 200% at the time of and after giving effect to the distribution or repurchase. In general, the Company does not intend to borrow for investment purposes other than for the purpose of making additional investments in existing Portfolio Companies and will not borrow to pay the management fee payable to the Investment Adviser. See "Regulation."

      The use of leverage even on a short-term basis will have the effect of magnifying increases or decreases in the Company's net asset value. We also expect that, as a condition to lending, lenders may place restrictions on us, which may include reserve requirements or operating restrictions, and may limit our ability to make distributions. There can be no assurance that the Company will borrow when considered desirable. The Company may not be able to arrange debt financing on terms acceptable to the Investment Adviser, the Investment Sub-Adviser and the Board of Managers, or the Investment Adviser, the Investment Sub-Adviser and the Board of Managers may believe borrowings are not in the Company's best interest. If the Company were unable to obtain debt financing, the Company might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive investment. In either case, the value of the Company's investment portfolio, and of the Units, could be adversely affected. See "Risk Factors -- Borrowing."

      Other Investment Policies. The Company will not sell securities short or on margin. Except for hedging purposes, the Company will not write puts or calls or purchase or sell commodities or commodity contracts. The Company will not underwrite the issuance of securities of other companies, except to the extent the Company is deemed to be an underwriter of any company that it invests in. Hedging instruments used to hedge Direct Investments will be treated as Direct Investments for purposes of the Company's allocation and distribution policies.



      The Company will not lend its assets to any person or individual, except through the purchase of bonds or other debt obligations customarily sold to institutional investors. However, the Company may, subject to limitations of the Investment Company Act, lend portfolio securities if collateral values are continuously maintained at no less than 100% by "marking to market" daily. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Company's investment objective and policies and by regulatory agencies and approved by the Board of Managers of the Company. While a loan of portfolio securities is outstanding, the Company will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

      The Company will not invest in real estate or oil, gas or other mineral leases, either directly or indirectly (including limited partnership interests of entities which invest in real property or interests in oil, gas or minerals), although the Company may invest in other entities whose business involves the holding or acquisition of real estate or the holding or making of such leases.

      The Company's objective and its policies (other than its status as a BDC) are not deemed to be fundamental policies and all may be changed at any time and from time to time by the Board of Managers without member approval.

                                RISK FACTORS


      The Units offered hereby involve a high degree of risk, including, but not limited to, the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Company and this offering before making an investment decision. Prospective investors should consider the information set forth under "Management."


RISKS RELATED TO THE COMPANY

      LACK OF OPERATING HISTORY



      While the key personnel of the Investment Adviser and the Investment Sub-Adviser have considerable experience in venture capital and private equity investing, including experience with Fund I and Fund II, the Company has recently been formed and has no operating history of its own upon which an investor may base an evaluation of the likely performance of the Company. See "Management - Investment Adviser; Investment Sub-Adviser and Compensation."


      MINIMUM PROCEEDS; PORTFOLIO DIVERSIFICATION


      The Company will begin operations upon the receipt of proceeds from its initial closing after the receipt of subscriptions for capital commitments of $250,000,000. To the extent that the Company makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Company receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more subscriptions. This would increase the Company's volatility and risk. See "The Offering."


      RELIANCE ON THE INVESTMENT ADVISER AND THE INVESTMENT SUB-ADVISER


      The investment decisions of the Company will be made by the Investment Adviser and the Investment Sub-Adviser. Investors will have no right or power to take part in the management of the Company and will not receive the detailed financial information made available by issuers to the Investment Adviser and the Investment Sub-Adviser in connection with the review of possible purchases for the Company's portfolio. Accordingly, investors must be willing to entrust management of the Company to the Investment Adviser and the Investment Sub-Adviser. See "Management - Investment Adviser; Investment Sub-Adviser and Compensation."


      REGULATION


      The Company has elected to be treated as a BDC under the Investment Company Act. The applicable provisions of the Investment Company Act impose numerous restrictions on the activities of the Company, including restrictions on the nature of its investments, its use of leverage and its issuance of securities, options, warrants or rights. Among the restrictions is the requirement that a majority of the Board of Managers be individuals who are not "interested persons" within the meaning of the Investment Company Act and that the Company must generally invest at least 70% of its assets in securities of companies that meet the requirements for "eligible portfolio companies" under the Investment Company Act. In addition, a BDC must make significant managerial assistance available to a significant number of the companies whose securities it purchases. The Investment Adviser and Investment Sub-Adviser believe that the constraints applicable to BDCs are consistent with the objectives of the Company. However, such constraints could prohibit the Company from investing in some potentially attractive situations that might otherwise be available. At the same time, our election to be treated as a business development company exempts us from certain provisions of the Investment Company Act. As a result, we operate differently than a registered investment company and are subject to different and potentially greater risks as compared to a registered investment company.


      There are relatively few judicial decisions under and administrative interpretations of the portions of the Investment Company Act applicable to the Company, and there can be no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with the Company's objectives and intended manner of operation. In the event that the Board of Managers determines that it cannot operate effectively as a BDC, the Board of Managers may at some future date decide to withdraw the Company's election to be treated as a BDC and transform it into a registered investment company or an operating company not subject to regulation under the Investment Company Act, or cause the Company to be liquidated. The Company could not operate as an operating company unregulated under the Investment Company Act consistent with its current investment policies. Should the Board of Managers seek to withdraw the Company's election as a BDC, it must obtain the approval of members who represent a majority of the Company's outstanding Units. See "Regulation."



POTENTIAL CONFLICTS OF INTEREST

      The Investment Adviser and the Investment Sub-Adviser and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Company. Such conflicts of interest include the following:

      INCENTIVE CARRIED INTEREST. The Investment Adviser receives certain allocations and distributions determined by the amount of net realized capital gains (net of realized capital losses and net unrealized capital depreciation) of the Company as set forth under "Description of the Company
- Allocations and Distributions." This may cause the Investment Adviser to select investments for the Company that involve greater risk than it would select if it did not receive a portion of such capital gains.

      CONFLICTS AS TO INVESTMENT OPPORTUNITIES. The Investment Adviser, the Investment Sub-Adviser and their affiliates serve as investment advisers for their fiduciary accounts and other private or public investment vehicles that have investment objectives identical with or similar to those of the Company. While the Investment Adviser and Investment Sub-Adviser are obligated to endeavor to provide the Company with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser and Investment Sub-Adviser are not required to present to the Company any particular opportunity that falls within the investment objective and policies of the Company. The Investment Adviser and Investment Sub-Adviser will endeavor to offer to the Company on an equitable basis investment opportunities that would be suitable for both the Company and other accounts for which they provide discretionary investment advisory services. The Investment Adviser and Investment Sub-Adviser will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all and consistent with its fiduciary duties.

      ALLOCATION OF MANAGEMENT TIME AND SERVICES. The Company will not have independent officers or employees and will rely upon the Investment Adviser, the Investment Sub-Adviser and their affiliates for management of the Company and its assets. The Investment Adviser and Investment Sub-Adviser believe that they and their affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Company. Conflicts of interest may arise in allocating management time, services or functions between the Company and other entities for which the Investment Adviser, the Investment Sub-Adviser and their affiliates may provide similar services. The officers and employees of the Investment Adviser will devote such time to the affairs of the Company as they, in their sole discretion, determine to be necessary for the conduct of the business of the Company.

      RELATIONSHIPS WITH PORTFOLIO COMPANIES. The Investment Adviser, the Investment Sub-Adviser and their affiliates may serve as directors or officers of or consultants to certain Portfolio Companies and, in connection therewith, earn various fees which may be paid in the form of cash, securities or other consideration. Any such consideration earned from a Portfolio Company by the Investment Adviser, the Investment Sub-Adviser or any of their officers or directors will be paid-over to the Company. In addition, the Investment Adviser and Investment Sub-Adviser expect that they or their affiliates will from time to time provide investment advisory, trust, banking or insurance services to certain Portfolio Companies in connection with their ordinary business operations. The Investment Adviser and Investment Sub-Adviser expect that the terms of such relationships will be consistent with the terms on which the Investment Adviser and Investment Sub-Adviser or their affiliates generally provide such services to their customers.

      AFFILIATED TRANSACTIONS. The Investment Company Act restricts transactions between the Company and Portfolio Companies controlled by the Company and any "affiliated person" of the Company (as defined in the Investment Company Act) including, among others, the Company's officers, members of its Board of Managers, principal Unitholders, employees, the Investment Adviser, the Investment Sub-Adviser certain of their affiliated persons and other affiliates of the Company. In many cases, the Investment Company Act prohibits transactions unless the Company first applies for and obtains an exemptive order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of federal and state banking regulations impose restrictions on certain types of transactions between a bank and its affiliates. The Company does not believe that an order from the Commission would ordinarily be required for the transactions discussed above under "Relationships with Portfolio Companies." Certain other transactions may require an order from the Commission. The Company may in the future engage in such activities, but does not have a present plan to do so. The Company does not intend to engage in such transactions unless it has obtained an order from the Commission or determined that an order is not required.

      Among such other activities are joint investments in Portfolio Companies. The Investment Adviser, the Investment Sub-Adviser and their affiliates and employees may in the future participate with the Company in joint investments in Portfolio Companies and other securities and may make loans to, or other investments in, Portfolio Companies. Any investment in the same security at or about the same time will be required to be on a basis which, in the judgment of the Board of Managers, is not more advantageous to such other persons than the basis upon which the Company participates in such joint investments, will require the prior approval of the Board of Managers, including a majority of the disinterested members of the Board of Managers, and may require an order of the Commission. Because of their potentially varying investment objectives or other factors, conflicts could arise between the Company and its affiliates relating to co-investments, which can only be resolved through the exercise by the Investment Adviser and Investment Sub-Adviser of such judgment as is consistent with their fiduciary duties to the Company. Even with the proper exercise of such judgment, however, there can be no assurance that potential conflicts would be resolved in a manner favorable to the Company.



      UNSPECIFIED USE OF PROCEEDS


      Inasmuch as the Company has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser and Investment Sub-Adviser to identify and make portfolio investments consistent with the Company's investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser and Investment Sub-Adviser in deciding whether or not to make a particular investment or to dispose of any such investment. See "Use of Proceeds."


      FEDERAL INCOME TAXATION

      TAX STATUS OF THE COMPANY. At the first subscription closing, the Company will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. No ruling has been or will be sought from the IRS regarding the status of the Company as a partnership. An opinion of counsel is not binding on the IRS or any court.


      A limited liability company (such as the Company) that has elected to be treated as a business development company under the Investment Company Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. If the Company were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Company would be subject to tax on its income at corporate tax rates without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Company would not be passed through to the members, and all distributions by the Company to the members would be treated as dividends, return of capital and/or gains. See "Certain Federal Income Tax Considerations - Tax Status of the Company."

      TAXATION OF MEMBERS ON COMPANY PROFITS AND LOSSES. The Company, if treated as a partnership for tax purposes as discussed above, will not itself be subject to federal income tax. Rather, each member in computing his, her or its federal income tax liability will be required to take into account his, her or its allocable share of Company items of income, gain, loss, deduction and expense for the taxable year of the Company ending within or with such taxable year of the member, regardless of whether the member has received any distributions from the Company. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Company losses (or items of loss and deduction thereof). For these and various other reasons, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Company earnings in a particular year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member. See "Certain Federal Income Tax Considerations - Taxation of Members of the Company."


      GENERAL. In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors must consult their own tax advisers with specific reference to their own tax situations prior to investing in the Company. No assurance can be given that the current federal income tax treatment applicable to an investment in the Company will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors must also consult their own tax advisers with respect to the effects of applicable state, local and non-U.S. tax laws.

      The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Company. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in the Company, see "Certain Federal Income Tax Considerations."



      LIABILITY OF MEMBERS

      You will be obligated to pay your full subscription amount. However, you will not be liable for any obligations of the Company in excess of your capital account balance, plus your share of undistributed profits. If, however, you receive a distribution from the Company, and, after such distribution, the liabilities of the Company exceed the fair value of the Company's assets (and you had knowledge of this fact at the time of the distribution), you may be required to return such distribution to the Company. The Company has no intention of making such distributions. You will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Operating Agreement.



      NO PUBLIC OR OTHER MARKET FOR UNITS

      No person may become a substitute member without the written consent of the Company, which may withhold its consent for any reason in its sole and absolute discretion. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Company (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with the transfer to a family trust or another entity that does not result in a change in beneficial ownership. Notice to the Company of any proposed transfer must include evidence satisfactory to the Company that the proposed transferee meets any eligibility and suitability standards and must be accompanied by properly completed transfer documents.


      Any transferee that acquires Units by operation of law as a result of death, bankruptcy, insolvency or dissolution of the member or otherwise shall be entitled to the allocations and distributions, if any, with respect to the Units so acquired and to transfer those Units subject to the restrictions of the Operating Agreement, but shall not be entitled to the other rights of a member unless and until that transferee becomes a substituted member as provided in the Operating Agreement. If a member transfers Units with the approval of the Company under the policies established by the Company, the Company shall promptly take all necessary actions so that each transferee or successor to whom those Units is transferred is admitted to the Company as a member. Each member and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such transfer. See "Description of Units - Summary of Limited Liability Company Operating Agreement."

      By subscribing for Units, each member will agree to indemnify and hold harmless the Company, each member of the Board of Mangers of the Company, the Investment Adviser, the Investment Sub-Adviser, the Distributor and any of their affiliates and controlling persons and each other member and any successor or assign of any of the foregoing, against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of these provisions or any misrepresentation made by that member in connection with any such transfer. A similar indemnification is required to be made by a permitted transferee.

      DISTRIBUTIONS IN KIND

      The Company may determine to make distributions of securities or other property in kind. To the extent that the Company does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Company generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.


GENERAL RISKS OF INVESTMENTS

      RISK OF PRIVATE EQUITY INVESTMENTS


      While the Company will be a non-diversified company as defined by the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one Portfolio Company. The Company's investments in Private Funds serve to further diversify its holdings. Since the Company's assets may be concentrated in relatively few investments, substantial declines in the values of its investments could have a material adverse effect on the net asset value of the Company. Although private equity investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes over which the Company will have no control. The Company anticipates that it may also make investments in high-technology companies that may face risks of product obsolescence.


      ILLIQUIDITY OF PRIVATE EQUITY INVESTMENTS


      Because of the competition for investments that meet the requirements for "qualifying assets," the Company anticipates that it may take up to four years before it is fully invested or committed to invest in Portfolio Companies. Private equity investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Company's term.


      The Company's private equity investments will consist primarily of securities that are subject to restrictions on sale by the Company because they were acquired from the issuer in "private placement" transactions or because the Company is deemed to be an affiliate of the issuer. Generally, the Company cannot sell these securities publicly without the expense and time required to register the securities under the Securities Act or sell the securities under Rule 144 or other rules under the Securities Act which permit only limited sales under specified conditions. When restricted securities are sold to the public, the Company may be deemed an "underwriter" or possibly a controlling person under the Securities Act and be subject to liability as such under the Securities Act.


      In addition, contractual or practical limitations may inhibit the Company's ability to sell, distribute or liquidate its investments in Portfolio Companies because the issuers are privately held, because the Company owns a relatively large percentage of the issuer's outstanding securities or because joint venture associates, other investors, financial institutions or management are relying on the Company's continued investment. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Company's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. Although the Company will reflect these restrictive factors in the valuation of its investments, no assurance can be given that the estimated values will represent the return that might ultimately be realized by the Company from the investment. See "Valuation of Portfolio Securities."


      NEED FOR FOLLOW-ON INVESTMENTS


      Following its initial investments in Portfolio Companies, the Company anticipates that it may be called upon to provide additional funds to Portfolio Companies or have the opportunity to increase investments in successful operations. Although the Company may borrow to make follow-on investments, there is no assurance that the Company will make follow-on investments or that the Company will have sufficient funds to make such investments. Any decision by the Company not to make follow-on investments or its inability to make them may have a substantial impact on Portfolio Companies in need of such an investment or may result in a missed opportunity for the Company to increase its participation in a successful operation.


      COMPETITION FOR INVESTMENTS

      The Company expects to encounter competition from other entities having similar investment objectives. Historically, the primary competition for venture capital, buyout and other private equity investments has been from venture capital, buyout and private equity partnerships and corporations, private equity affiliates of large industrial and financial companies, small business investment companies and wealthy individuals. The Company will frequently be a co-investor with other professional venture capital, private equity or leveraged buyout groups including several in which the Company may be an investor. These relationships with other groups should expand the Company's access to investment opportunities.

      In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemptive order from the Commission could be time consuming and costly and there can be no assurance that such approval would be obtained.


      INVESTMENT IN COMPANIES DEPENDENT UPON NEW TECHNOLOGIES

      Under current market conditions, the Company plans to focus on investments in companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Company's Units may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

     o rapidly changing technologies and products that may quickly become obsolete;

     o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky);

     o cyclical patterns in information technology spending which may result in inventory write-offs;

     o scarcity of management, engineering and marketing personnel with appropriate technological training;

     o the possibility of lawsuits related to technological patents and intellectual property; and

     o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals.


      BORROWING


      In general, the Company does not intend to borrow funds for investment purposes. However, the Company may borrow funds to facilitate the making of follow-on investments, to maintain various regulatory qualifications or to pay contingencies and expenses. The Company will not borrow to pay the advisory fee payable to the Investment Adviser. The Company is permitted under the Investment Company Act to borrow funds if, immediately after the borrowing, it will have an asset coverage (as defined in the Investment Company Act) of at least 200%. The amount and nature of any borrowings will depend upon a number of factors over which neither the Board of Managers nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of the members. Subject to the foregoing, the Company may borrow funds in an amount up to 25% of the value of its assets. See "Investment Objective and Policies -- Borrowing."


      Although the Company does not intend to borrow funds to make initial investments, the use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Company's net asset value. The Company also expects that, as a condition to lending, lenders may place restrictions on the Company, which may include reserve requirements or operating restrictions, and may limit the ability of the Company to make distributions to members. There can be no assurance that debt financing will be available on terms that the Investment Adviser, Investment Sub-Adviser or Board of Managers consider to be acceptable and in the best interests of the Company. If borrowing is unavailable, the Company may be required to make an untimely disposition of an investment.


      LACK OF DIVERSIFICATION

      The Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act and, therefore, the Company's investments may not be substantially diversified. In any event, the Company will not be able to achieve the same level of diversification as much larger entities engaged in similar activities. The Company's assets may be subject to greater risk of loss than if they were more widely diversified, inasmuch as the failure of one or more of a limited number of investments could have a greater adverse effect on the Company than the failure of one of a large number of investments. The net asset value of a nondiversified company may be more volatile than in the case of a diversified company. See "Investment Objective and Policies."


                                THE OFFERING


      The Company is offering investors the opportunity to subscribe to make capital contributions to the Company in exchange for membership interests in the Company. Units are made available through Charles Schwab & Co., Inc. as principal distributor. Units may be sold by the Distributor to investors directly or through financial intermediaries acting as broker or agent for their customers. The Investment Adviser or an affiliate, out of its own assets and not the assets of the Company. The Investment Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Units may be sold by the Distributor to investors directly or through financial intermediaries acting as broker or agent ("Selling Agent") for their customers. The Investment Adviser or an affiliate may compensate from its own assets Selling Agents who sell Units of the Company to investors. The Investment Adviser or an affiliate will also pay the Distributor an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering. The offering will terminate on October 31, 2000, or such later date not later than December 31, 2000, subject to extension by the Board of Managers, as the Company may determine. If subscriptions for at least $250,000,000 have not been received by the Termination Date, the offering will terminate See "Risk Factors -- Minimum Proceeds and Portfolio Diversification." The minimum subscription is $100,000. We have the right to waive the minimum at our discretion.

      Each investor will be required to complete, execute and deliver to the Company an executed copy of the Subscription Agreement, which will form a binding contract of the investor. Pursuant to the Subscription Agreement, your subscription amount is required to be paid in two equal installments: one-half as an initial capital contribution payable on or before the final subscription closing date (not later than December 31, 2000, subject to extension) and one-half as a second capital contribution payable on the first anniversary of the final subscription closing date. If any member fails to make the second capital contribution when due, the Company will give the member prompt notice of default. If such member fails to cure such default promptly after receiving the notice of default from the Company, the Company may take such action as may be necessary, including enforcing the Subscription Agreement in any court of competent jurisdiction. The Company may in its sole discretion elect instead to avail itself of any other remedies afforded under the Operating Agreement and Delaware law, including potentially complete forfeiture to the Company of the delinquent member's interest in the Company. This would result in the complete loss of amounts previously contributed by the delinquent member.

      Funds transmitted to the Company by investors prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PFPC Inc. pending closing. In the event the Company rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her initial subscription closing date, PFPC Inc. will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

      We expect that a first subscription closing will be held on or about the fifth business day after receipt of subscriptions totaling at least $250,000,000. The Company may continue to offer Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. Within five business days after each closing, PFPC Inc. will mail to each subscriber checks in the respective amounts of interest earned by funds held in escrow. If the minimum of $250,000,000 of subscriptions are received, any charges or expenses associated with the escrow account will be paid by the Investment Adviser or an affiliate.

      The Company intends to offer to a registered investment company that will invest substantially all of its assets in the Company the opportunity to subscribe for Units on a private placement basis. The terms and conditions of such offering will be substantially the same as those applicable to the offering made by the prospectus, including the obligation to make an initial and second capital contribution to the Company. The Company may be required to execute the registration statement under the Securities Act of 1933, as amended, of such registered investment company. In such event, the Company will be exposed to potential liabilities under such Act arising out of the statements included in, or excluded from, such registration statement. The Company does not intend to accept subscriptions from all investors (including such registered investment company) totaling in the aggregate more than $800,000,000.



                              USE OF PROCEEDS


      If the offering is fully subscribed for, the net proceeds to the Company through the final subscription closing, before deducting organizational and offering expenses estimated to be approximately $1,406,000, will be $300,000,000, and the net proceeds to the Company from the second capital contribution will be an additional $300,000,000, for total net proceeds of $600,000,000. Organizational and offering expenses will be payable from the initial capital contributions and will be deducted from members' capital accounts. Charles Schwab & Co., Inc., the Company's principal distributor, has agreed to pay the Company's organizational costs, estimated to be $50,000, in the event that the Company receives subscriptions totaling less than $300,000,000. If the Company receives subscriptions totaling $300,000,000 or more, the Company will pay its own organizational expenses estimated to be $50,000.

      No portion of the net proceeds of the offering has been allocated to any particular investment. However, the payments will be utilized in a manner consistent with the Investment Company Act and the Company's investment objective and policies. Pending investment, for operating purposes and for temporary or emergency purposes, such proceeds will be invested in Short-Term Investments.

      It is anticipated that there will be a significant period of time (up to four years) before the Company becomes fully invested. Although the Company intends to invest or commit to invest more than 50% of the proceeds from each of the initial and second capital contributions in Venture Capital Investments within the earlier of (i) two years after the final subscription closing date and (ii) two and one-half years after the commencement of this offering, a delay is common for BDCs because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. Further, investments in Venture Capital Investments and other Direct Investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Venture Capital Investments and other Direct Investments will be made until the later years of the existence of the Company. See "Risk Factors."



                                 MANAGEMENT


INVESTMENT ADVISER; INVESTMENT SUB-ADVISER AND COMPENSATION

      Investment Adviser and Investment Sub-Adviser. U.S. Trust Company, a Connecticut state chartered bank and trust company, will serve as the Investment Adviser of the Company pursuant to an investment advisory agreement with the Company (the "Investment Advisory Agreement"). United States Trust Company of New York, a New York state chartered bank and trust company, will serve as the Investment Sub-Adviser to the Company pursuant to an investment sub-advisory agreement among the Investment Sub-Adviser, the Investment Adviser and the Company (the "Investment Sub-Advisory Agreement"). U.S. Trust Company and United States Trust Company of New York are wholly owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. The Investment Adviser or Investment Sub-Adviser have been the investment advisers to Fund I and Fund II, each a registered BDC, since September 1994 and March 1997, respectively. The investment management personnel of the Investment Adviser and Investment Sub-Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. United States Trust Company of New York's principal address is 114 West 47th Street, New York, New York 10036. U.S. Trust Company's address is 225 High Ridge Road, Stamford, Connecticut 06905. On December 31, 1999, U.S. Trust's Asset Management Group, which includes U.S. Trust Company and United States Trust Company of New York and other affiliates of U.S. Trust Corporation, had approximately $86 billion in assets under management.

      Under the supervision of the Company's Board of Managers, the Investment Adviser and Investment Sub-Adviser are responsible for finding, evaluating, structuring and monitoring the Company's investments and for providing or arranging for management and administrative services for the Company. The investment professionals in charge of the day-to-day management of the Company have extensive experience in venture capital and private equity investing. See "Managers, Officers and Investment Professionals" below.

      U.S. Trust Corporation is an indirect, wholly owned subsidiary of The Charles Schwab Corporation ("Schwab"). Through its principal subsidiary, Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case, as measured by customer assets. At December 31, 1999, Schwab served
6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephone online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by 5,800 independent, fee-based investment advisers served by Schwab's institutional investor segment. Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a director and significant shareholder of Schwab.

      Management Fee. In return for its services and the expenses which the Investment Adviser assumes under the Investment Advisory Agreement, the Company will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Company's average quarterly net assets through the fifth anniversary of the first closing date and at an annual rate of 1.00% of net assets thereafter. The management fee is payable in arrears on the last day of each fiscal quarter. The Investment Adviser has agreed to waive the management fee during the subscription period, which will end on the final subscription closing date. Pursuant to the Investment Sub-Advisory Agreement, the Investment Adviser pays an investment management fee to the Investment Sub-Adviser. See "The Company" and "Regulation."

       Investment Advisory Agreement and Investment Sub-Advisory Agreement. The Company will enter into an investment advisory agreement with the Investment Adviser. The Investment Adviser and the Company will enter into an investment sub-advisory agreement with the Investment Sub-Adviser. The Investment Advisory Agreement and Investment Sub-Advisory Agreement provide that the Investment Adviser and Investment Sub-Adviser shall, subject to the supervision of the Board of Managers, identify, evaluate, structure, monitor, dispose of and make managerial assistance available to the Company's investments, and assist in the administration of the Company's affairs. Such administrative assistance may include: providing the Company with office space, equipment, facilities and supplies and clerical services; keeping and maintaining certain of the books and records of the Company, accounts and communications and correspondence with members, preparing and assisting in preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Company. The Company also uses the services of an Administrator.

      Under the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Company will pay all of its expenses and liabilities, including, but not limited to, fees and expenses of the Board of Managers; fees and expenses of the Investment Adviser; expenses of the Investment Sub-Adviser; fees and expenses of registering the Units under federal and state securities laws; interest; taxes; fees and expenses of the Company's legal counsel and independent accountants; fees and expenses of the Company's administrator (PFPC Inc.), transfer agent and custodian; expenses of printing and mailing Unit certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel to the members of the Board of Managers who are not interested persons of the Company (within the meaning of the Investment Company Act); and the Company's other business and operating expenses.

      The Investment Advisory Agreement and the Investment Sub-Advisory Agreement provide for indemnification by the Company of the Investment Adviser and the Investment Sub-Adviser, their affiliates and each of their respective officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from their actions or inactions in connection with the performance of or under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. Indemnification is only available to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Investment Advisory Agreement or Investment Sub-Advisory Agreement.

      The Investment Advisory Agreement and Investment Sub-Advisory Agreement provide that they will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Company who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Company; or (ii) the vote of a majority of the full Board of Managers of the Company. The Investment Advisory Agreement and Investment Sub-Advisory Agreement also provide that they may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Company, on 60 days' written notice; or (ii) the Investment Adviser or Investment Sub-Adviser, on 90 days' written notice to the Company. The Investment Advisory Agreement and Investment Sub-Advisory Agreement will terminate immediately in the event of their "assignment" (as defined in the Investment Company Act).


INVESTMENT OPERATIONS


      The Investment Adviser and/or the Investment Sub-Adviser will initiate, screen and monitor the Company's investments.

      Direct Investments will typically be structured in negotiated, private transactions directly with the issuer. The Company's investments will generally consist of non-publicly traded equity and equity-like securities, including common stock, preferred stock, limited partnership interests, limited liability company interests, warrants and convertible debentures, subject to certain regulatory and other restrictions. In connection with most Company investments, the Company will work with the Portfolio Company to develop and implement the Portfolio Company's long-term financial strategy and to enhance its value.

      The Investment Committee of the Investment Sub-Adviser, which consists of senior investment professionals of the Investment Sub-Adviser, will make the final investment decisions regarding any investment proposal made by the Investment Adviser or Investment Sub-Adviser.

      Deal Origination. Investment proposals may come to the attention of the Investment Adviser or Investment Sub-Adviser from many sources including unsolicited proposals from the public, personal contacts of the Investment Adviser, the Investment Sub-Adviser or their affiliates, other private equity investors and referrals from investment banks, commercial banks, lawyers, accountants and other members of the financial community, including U.S. Trust personnel. The Investment Adviser and the Investment Sub-Adviser believe that investment opportunities may also come from several venture capital and private equity funds of which they or any of their affiliates may be an investor. Under certain circumstances, such opportunities may require prior exemptive relief from the Commission. See "Risk Factors -- Transactions with Affiliates; Potential Conflicts of Interest" and "Regulation."

      Evaluation of Investment Opportunities. Prior to committing funds to an investment opportunity, a disciplined investment process is undertaken which includes a legal, financial, tax, industry and company due diligence investigation by the Investment Adviser and/or the Investment Sub-Adviser to assess the prospects and risks of the potential investment. The experience and expertise of the officers of the Investment Adviser and the Investment Sub-Adviser will be essential in evaluating products, markets, industry trends, financial requirements, competition and the management team associated with a prospective investment. Each investment will be approved by the Investment Committee of the Investment Sub-Adviser.

      Structuring of Investments. The terms and conditions of the investments acquired will result from negotiations directly with the Portfolio Company or an affiliate thereof. The Investment Adviser or the Investment Sub-Adviser will be responsible for conducting such negotiations on behalf of the Company and will seek to structure the terms of the investment to provide for the capital needs and success of the issuer and at the same time to maximize the Company's opportunity for long-term capital appreciation. An important factor in successful private equity investing is proper structuring of the transaction in terms of such matters as price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity.

      Management Assistance and Monitoring of Investments. Successful business development investing requires active monitoring and participation and influence on major financial decisions. Representatives of the Company, the Investment Adviser or the Investment Sub-Adviser and their affiliates will frequently serve as members of the board of directors or advisory boards of Portfolio Companies or will have visitation rights to those companies. Board representation, as well as a close working relationship with the operating management, should enable the Company to exercise influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and developing a public market for the securities of the Portfolio Companies. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management, form the basis of effective portfolio monitoring and risk management.

      Liquidation of Investments. In order to realize the benefits of capital appreciation, private equity investments must be liquidated. The method and timing of the liquidation of investments are critical elements to maximizing portfolio return. The Company expects to liquidate its investments through a variety of transactions, including mergers, negotiated sales of Portfolio Companies, sales in registered public offerings, sales in the public markets of registered securities and recapitalizations. In structuring the investments, the Investment Adviser or the Investment Sub-Adviser will endeavor to reach such understanding with the Portfolio Company or its affiliates as may be appropriate as to the method and timing of liquidation of the Company's investments and will usually seek to obtain registration rights at the expense of the issuer and reporting compliance for eligible companies under Rule 144 under the Securities Act. Timing of divestiture or liquidation depends on the performance of the Portfolio Company, the ability of the Portfolio Company to refinance its outstanding securities and other financial market opportunities. See "Risk Factors -- Liquidity of Private Equity Investments." The Company will bear the costs of liquidating investments to the extent that such expenses are not paid by the issuer. The Company may as an alternative to liquidating certain investments distribute such investments in kind. Prior to liquidation of the Company, the Company intends to distribute in kind only securities that may be resold without registration under the Securities Act and for which an active trading market exists. Such distributions may have benefits for investors, including greater control over the timing of recognition of capital gains for income tax purposes. Distributions in kind also involve certain expenses and risks. See "Risk Factors --Distributions of Securities In Kind."

ADMINISTRATOR

      The Administrator, PFPC Inc., performs certain administration, accounting and investor services for the Company. In consideration for these services, the Company (i) pays the Administrator a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) annual fees of approximately $11,000 for taxation services and (iii) will reimburse the Administrator for out-of-pocket expenses.


BACKGROUND


      The following list includes all the private companies and private funds in which Fund I and Fund II have invested as of July 31, 2000 and as reported in their respective filings with the commission. Unrealized gain/(loss) and total value reflect the values assigned for purposes of determining the net asset values of Fund I and Fund II. The values of securities for which no active trading market exists or which are subject to material restrictions on resale reflect fair value as determined pursuant to such fund's valuation policies. All or substantially all of the investments listed below are valued at fair value. The list is intended to illustrate the types of investments with which the Investment Adviser and the Investment Sub-Adviser have experience.




                       SUMMARY OF DIRECT INVESTMENTS
                             MADE BY U.S. TRUST
                      INFORMATION AS OF JULY 31, 2000
                                (UNAUDITED)


                                                                                                                 TOTAL VALUE
                                          AVERAGE                                                        (COST BASIS AND REALIZED
                                          HOLDING            COST        REALIZED        UNREALIZED            GAIN/(LOSS) AND
DIRECT INVESTMENTS                      PERIOD YEARS)        BASIS      GAIN/(LOSS)      GAIN/(LOSS)       UNREALIZED GAIN/(LOSS))
==================================================================================================================================

INVESTMENTS REALIZED AND/OR
PUBLIC
  COMPANIES
  Accrue Software, Inc. (NeoVista)*         2.4          $ 1,038,488   $   680,572      $   563,937           $     2,282,997
  Commsite International, Inc.              2.6            2,718,750       106,058                -                 2,824,808
  Corsair Communications, Inc.              2.7            3,000,003     1,743,843                -                 4,743,846
  Lifeminders, Inc.*                        1.1           11,499,997    24,050,821       69,758,741               105,309,559
  QuickLogic Corporation*                   3.7            3,000,000     5,389,597        1,115,941                 9,505,538
  Rental Services Corp.                     1.7              985,000     2,086,479                -                 3,071,479
  Signius Corporation                       3.1            3,418,146    (3,414,128)               -                     4,018
  Softcom Microsystems, Inc.                1.0            4,178,649     9,998,176        1,243,640                15,420,465
  WNP Communications, Inc.                  0.9            5,877,855    13,338,276                -                19,216,131
==================================================================================================================================
    SUB-TOTAL                                            $35,716,888   $53,979,694       $72,682,258          $   162,378,840

PRIVATE COMPANIES
  Advantage Schools, Inc.                   1.5          $ 4,606,551   $         -       $ 6,264,725          $    10,871,276
  Best Friends Pet Care, Inc.               3.3            3,525,000             -                 -                3,525,000
  BPA Systems Inc.                          0.2            5,000,000             -                 -                5,000,000
  Captura Software, Inc.                    1.5            4,799,998             -         3,078,260                7,878,258
  Classroom Connect, Inc.                   1.6            7,999,951             -         1,819,965                9,819,915
  Constellar Corporation                    2.3            6,999,995             -                 -                6,999,995
  Curon Medical, Inc.                       0.8            7,624,144             -                 -                7,624,144
  ePod Corporation                          0.5            1,550,000             -         1,071,240                2,621,240
  firstsource Corporation                   0.0            10,000,000            -                 -               10,000,000
  Killerbiz, Inc.                           0.6              583,333             -                 -                  583,333
  LogicVision, Inc.                         2.7            1,549,499             -           106,208                1,655,707
  Managemark, Inc.                          1.4            5,500,002             -                 -                5,500,002
  MarketFirst Software, Inc.                0.8            5,849,543             -                 -                5,849,543
  MySeasons.com, Inc.                       0.0            2,000,100             -                 -                2,000,100
  PowerSmart, Inc.                          2.4            9,237,500             -         4,851,261               14,088,761
  Protogene Laboratories, Inc.              0.0            5,680,000             -                 -                5,680,000
  ReleaseNow.com, Inc.                      1.9            6,810,039             -         2,646,106                9,456,145
  Survivalink Corporation                   1.9            7,584,999             -                 -                7,584,999
  Zeus Wireless, Inc.                       0.0            5,000,001             -                 -                5,000,001
==================================================================================================================================
    SUB-TOTAL                                           $101,900,655    $        -       $19,837,764          $   121,738,419

INVESTMENTS WRITTEN OFF
  Abtox, Inc.                               3.2         $  2,800,001    $(2,800,001)     $         -          $             -
  Cardiopulmonary Corporation               3.6            2,150,000              -       (2,150,000)                       -
  P2 Holdings Corp./Plynetic                1.3            2,750,000     (2,750,000)               -                        -
Express
  The Party Experience, Inc.                1.4            2,055,206     (2,055,206)               -                        -
==================================================================================================================================
    SUB-TOTAL                                           $  9,755,207    $(4,805,206)     $(4,950,001)         $             -

==================================================================================================================================
TOTAL - ALL DIRECT INVESTMENTS              1.6         $147,372,744    $ 9,174,488      $87,570,022          $   284,117,259
==================================================================================================================================




                        SUMMARY OF FUND INVESTMENTS
                             MADE BY U.S. TRUST
                      INFORMATION AS OF JULY 31, 2000
                                (UNAUDITED)

                                              CAPITAL     COST            REALIZED     UNREALIZED
FUND INVESTMENTS                             COMMITTED    BASIS          GAIN/(LOSS    GAIN/(LOSS)   TOTAL VALUE
=================================================================================================================

  Advanced Technology Ventures V           $ 3,000,000  $ 2,175,000      $      -      $ 1,765,474    $ 3,940,474
  Allegra Capital Partners III               2,000,000    2,000,000       1,302,878      1,254,388      4,557,266
  Brand Equity Ventures I                    2,500,000    2,250,000         636,454        597,946      3,484,399
  Brentwood Associates Buyout Fund II        2,000,000    2,000,000         158,388        (27,576)     2,130,812
  Brentwood Associates III                   5,000,000    1,993,700               -       (206,965)     1,786,735
  Broadview Capital II                       5,000,000    2,250,000               -       (111,964)     2,138,036
  Bruckmann, Rosser, Sherrill & Co.          2,000,000    2,000,000         152,242        234,351      2,386,593
  Commonwealth Capital Ventures II           4,000,000    2,900,000       1,349,341       (205,831)     4,043,510
  Communications Ventures III                5,000,000    5,000,000               -     15,239,374     20,239,374
  Friedman, Fleischer & Lowe                 5,000,000      941,218               -       (216,926)       724,292
  Mayfield Fund X                            5,000,000    4,000,000               -      3,059,017      7,059,017
  Mid-Atlantic Venture Fund III              5,000,000    4,000,000               -      4,015,159      8,015,159
  Morgenthaler Venture Partners IV           2,000,000    2,000,000       1,773,594      3,240,866      7,014,460
  Morgenthaler Venture Partners V            8,000,000    5,600,000         279,036     10,600,205     16,479,241
  Quad-C Partners V                          5,000,000    3,361,017               -        785,788      4,146,805
  Sevin Rosen Fund V                         2,000,000    2,000,000       1,654,983        819,055      4,474,038
  Sevin Rosen Fund VI                        2,500,000    2,175,000       1,849,706        642,347      4,667,053
  Trinity Ventures VI                        3,000,000    2,342,249         439,319      2,173,320      4,954,889
  Vanguard Venture Partners V                2,000,000    2,000,000       2,378,469      2,746,747      7,125,216

=================================================================================================================
TOTAL - ALL FUND INVESTMENTS              $ 70,000,000  $50,988,184     $11,974,411   $ 46,404,772   $109,367,368
=================================================================================================================

=================================================================================================================
TOTAL - ALL INVESTMENTS                                $198,360,934     $61,148,900   $133,974,794   $393,484,627
=================================================================================================================



INVESTMENTS REALIZED AND/OR PUBLIC COMPANIES

      Accrue Software, Inc., Cupertino, CA ("Accrue")
      Initial Investment Date:      June 1997
      Total Investment:             $1.0 million
      Total Investment Value:*      $2.2 million

      In January 2000, Accrue Software (NASDAQ: ACRU) acquired NeoVista in exchange for 2.4 million shares of Accrue stock. NeoVista develops data mining software and applications related to customer relationship management. Data mining allows companies to discover non-obvious relationships by applying various algorithms to data stored in databases and data warehouses and is applied to inventory management, customer profiling, behavior prediction and fraud detection.

      *Does not assign an illiquidity discount to the Fund's position.

      CommSite International, Inc., Vienna, VA ("CommSite")
      Initial Investment Date:      April 1996
      Total Investment:             $2.7 million
      Total Proceeds:**             $2.8 million

      CommSite is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation, a publicly traded company, acquired CommSite.

      **Total proceeds include estimate of additional milestone payments to CommSite from American Tower.

      Corsair Communications, Inc., Palo Alto, CA. ("Corsair")
      Initial Investment Date:      October 1996
      Total Investment:             $3.0 million
      Total Investment Value:       $4.8 million

      Corsair (NASDAQ: CAIR) is a wireless communication infrastructure company providing pre-paid wireless handset and fraud detection software and services.

      LifeMinders, Inc., Herndon, VA ("LifeMinders")
      Initial Investment Date:      February 1999
      Total Investment:             $11.5 million
      Total Investment Value:*      $189 million

      LifeMinders (NASDAQ:LFMN) is an online direct marketing company that provides personalized information or content, and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable its members to better organize and manage their lives. As of July 31, 2000, the company had approximately 15 million members and numerous advertising partners. LifeMinders has experienced significant membership growth since our initial investment in February 1999, when the company had less than 50,000 members. LifeMinders held its initial public offering in November 1999. Fund II has invested $11.5 million in LifeMinders at an average cost of $2.70 per share and the company's stock, as of July 31, 2000, was trading at $22.50 per share.


      *Does not assign an illiquidity discount to the Fund's position.


      QuickLogic Corporation, Sunnyvale, CA ("QuickLogic")
      Initial Investment Date:      November 1996
      Total Investment:             $3.0 million
      Total Investment Value:*      $9.5 million

      QuickLogic (NASDAQ: QUIK) designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle time for electronic systems and accelerate time-to-market. QuickLogic's new class of devices, embedded standard products, facilitate extremely fast development of complex systems. Quicklogic held its initial public offering in October 1999.

      *Does not assign an illiquidity discount to the Fund's position.

      Rental Service Corp., Scottsdale, AZ ("Rental Service")
      Initial Investment Date:      January 1996
      Total Investment:             $1.0 million
      Total Proceeds:               $3.1 million

      Rental Service is a consolidator of heavy equipment rental businesses and an outsourced provider of heavy equipment. The Company had its initial public offering in September 1996 and was subsequently acquired by Atlas, Copco North America in July, 1999.

      Signius Corporation (formerly known as ProCommunications Corp.), Somerset, NJ ("Signius")
      Initial Investment Date:      September 1996
      Total Investment:             $3.4 million
      Total Investment Value:       $0

      Signius provides telemessaging services for small and medium-sized businesses. In March 2000, Signius was sold for a nominal amount.

      Softcom Microsystems, Inc., Fremont, CA ("Softcom")
      Initial Investment Date:      August 1998
      Total Investment:             $4.2 million
      Total Proceeds:***            $15.4 million

      Softcom designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. Softcom was sold in August 1999 to Intel.

      ***10% of proceeds remain unrealized due to escrow holdback as part of the Intel acquisition

      WNP Communications, Inc., Reston, VA ("WNP")
      Initial Investment Date:      January 1998
      Total Investment:             $5.9 million
      Total Proceeds:               $19.2 million

      WNP acquired broadband spectrum covering 30 of the top 50 markets in the United States in the Local Multipoint Distribution Services auction conducted by the FCC in 1998. Subsequently, the company was acquired in May 1999 by NextLink, a publicly traded wireless communication services provider, for cash and stock.

PRIVATE COMPANIES

      Advantage Schools, Inc., Boston, MA ("Advantage")
      Initial Investment Date:      June 1998
      Total Investment:             $4.6 million
      Investment Carrying Value:    $10.9 million

      Advantage is an education management organization which manages public charter schools on a for-profit basis. Advantage manages charter schools in urban school districts in cooperation with local partners. Its schools are publicly funded, receiving per-student capitalization rates generally consistent with those received by other schools in the district. Founded in 1996, Advantage currently manages 14 schools across the country.

      Best Friends Pet Care, Inc., Norwalk, CT ("Best Friends")
      Initial Investment Date:      December 1996
      Total Investment:             $3.5 million
      Total Investment Value:       $3.5 million

      Best Friends is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services including boarding, grooming and training.

      BPA Systems, Inc., Austin, TX ("BPA")
      Initial Investment Date:      June 2000
      Total Investment:             $5.0 million
      Investment Carrying Value:    $5.0 million

      BPA Systems develops fulfillment software solutions that help Internet-enabled companies rapidly take advantage of e-commerce opportunities. BPA SYSTEMS product suite allows large global companies as well as internet startups to fully integrate their existing supply chains with their web sites.

      Captura Software, Inc., Bothell, WA ("Captura")
      Initial Investment Date:      February 1999
      Total Investment:             $4.8 million
      Investment Carrying Value:    $7.9 million

      Captura is an e-finance application services provider developing and marketing expense management software and solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. Captura's customer base includes General Motors, Ford, Compaq and Aetna.


      Classroom Connect Inc., Foster City, CA ("Classroom Connect")
      Initial Investment Date:      September 1998
      Total Investment:             $8.0 million
      Investment Carrying Value:    $9.8 million

      Classroom Connect, is a provider of educational Internet products to students in the kindergarten to eighth grade market. The company offers products and services, including proprietary instruction guides, teaching plans, seminars, and unique Internet content via electronic commerce and direct mail, to teachers and school districts wishing to incorporate the Internet into the classroom.

      Constellar Corporation, Redwood Shores, CA ("Constellar")
      Initial Investment Date:      April 1998
      Total Investment:             $7.0 million
      Investment Carrying Value:    $7.0 million


      Constellar is a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia. Constellar provides products and services that work to untangle complex information technology environments by managing data, making it accessible, and moving it across several different applications. Constellar's customer list includes Sprint, British Telecom, Deutsche Bank, NatWest, Princeton University, London Stock Exchange and General Electric.

      Curon Medical, Inc., Sunnyvale, CA ("Curon")
      Initial Investment Date:      December 1999
      Total Investment:             $7.6 million
      Investment Carrying Value:    $7.6 million

      Curon develops and markets medical devices for the treatment of gastrointestinal diseases using radio frequency delivered through a catheter. Curon had developed a product targeting gastroesophageal reflux disease that received 510(k)-clearance from the Food and Drug Administration in April 2000. Curon filed its S-1 for Initial Public Offering on May 25, 2000.

      ePod Corporation, New York, NY ("ePod")
      Initial Investment Date:      December 1999
      Total Investment:             $1.6 million
      Investment Carrying Value:    $2.6 million

      ePod provides distributed e-commerce, content syndication and media advertising services to manufacturers, retailers, Web publishers and content providers in the entertainment, retail and advertising industries. The ePod.com commerce network uses a common merchandising infrastructure through which companies can promote and sell products by packaging and distributing content and merchandise through commerce-enabled showcases called ePods.

      firstsource Corporation, Santa Ana, CA ("firstsource")
      Initial Investment Date:      February 2000
      Total Investment:             $10.0 million
      Investment Value:             $10.0 million

      firstsource is a provider of business products, services and online business procurement solutions for small and medium sized businesses. With approximately 250,000 SKUs (Store Keeping Units) and numerous different service providers, the firstsource.com web site allows customers to search, compare, price and buy products and services directly from multiple distributors' inventories.

      KillerBiz, Inc., Fremont, CA ("KillerBiz")
      Initial Investment Date:      December 1999
      Total Investment:             $0.6 million
      Investment Carrying Value:    $0.6 million

      KillerBiz is an online business-to-business marketplace connecting small businesses to service providers. The company is dedicated to lowering the time and costs associated with services procurement, while providing sellers with a cost effective means to access and respond to qualified sales leads through a "request-for-quote" or "request-for-proposal" engine. The KillerBiz web site offers a business-to-business marketplace that leverages both Extensible Mark-up Language and patent-pending Intelligent Trained Agent technology.

      LogicVision, Inc., San Jose, CA ("LogicVision")
      Initial Investment Date:      May 1997
      Total Investment:             $1.5 million
      Total Investment Value:       $1.7 million

      LogicVision is a developer of built-in self testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need to adopt new testing technology has become critical. LogicVision's customers include Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes.

      Managemark, Inc., Sunnyvale, CA ("Managemark")
      Initial Investment Date:      June 1999
      Total Investment:             $5.5 million
      Investment Carrying Value:    $5.5 million


      Managemark is an Internet application software company focused on developing finance and administration software and services to small and middle-market firms. The company's current offerings are focused on increasing the efficiency and lowering the cost of processing corporate expenses.


      MarketFirst Software, Inc., Mountain View, CA ("MarketFirst")
      Initial Investment Date:      August 1999
      Total Investment:             $5.8 million
      Investment Carrying Value:    $5.8 million

      MarketFirst is a developer and marketer of hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution. MarketFirst filed its S-1 for Initial Public Offering on April 18, 2000.

      MySeasons.com, Inc., New York, NY ("MySeasons")
      Initial Investment Date:      February 2000
      Total Investment:             $2.0 million
      Investment Value:             $2.0 million

      MySeasons is a business-to-consumer and business-to-business Internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community. MySeasons is a newly capitalized entity and represents the internet initiative of Foster & Gallagher, a direct mail company and the largest non-store horticulture retailer in the United States.


      PowerSmart, Inc., Shelton, CT ("PowerSmart")
      Initial Investment Date:      January 1998
      Total Investment:             $9.2 million
      Investment carrying Value:    $14.1 million

      PowerSmart is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.


      Protogene Laboratories, Inc., Menlo Park, CA ("Protogene")
      Initial Investment Date:      December 1999
      Total Investment              $5.7 million
      Investment Carrying Value:    $5.7 million


      Protogene is a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. The company's products allow for flexible, short-run testing of genetic expression that has broad applications in genetic research and pharmaceutical development.

      ReleaseNow.com, Menlo Park, CA ("ReleaseNow")
      Initial Investment Date:      June 1998
      Total Investment:             $6.8 million
      Investment Carrying Value:    $9.5 million


      ReleaseNow is an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. The company builds and manages e-commerce solutions that enable customers to market, sell and deliver software online. ReleaseNow provides software publishers, software resellers, and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. ReleaseNow filed its S-1 for Initial Public Offering on January 28, 2000.


      SurVivaLink Corporation, Minnetonka, MN ("SurVivaLink")
      Initial Investment Date:      August 1998
      Total Investment:             $7.6 million
      Investment Carrying Value:    $7.6 million

      SurVivaLink designs, develops and markets automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, lightweight and easy to use, making them suitable for law enforcement personnel, firefighters and paramedics. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 250 lives.

      Zeus Wireless, Inc., Columbia, MD ("Zeus")
      Initial Investment Date:      December 1999
      Total Investment:             $5.0 million
      Investment Carrying Value:    $5.0 million

      Zeus builds and markets long-range frequency hopping radios for commercial and industrial facilities. The company utilizes radio frequency technology as a substitute for wire with comparable range, reliability and security at an equivalent price.


INVESTMENTS WRITTEN-OFF

      AbTox, Inc., Mundelein, IL ("AbTox")
      Initial Investment Date:      March 1997
      Total Investment:             $2.8 million
      Total Investment Value:       $0

      AbTox a manufacturer of gas plasma sterilizers, has filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products.

      Cardiopulmonary Corporation, Milford, CT ("Cardiopulmonary Corporation")
      Initial Investment Date:      November 1996
      Total Investment:             $2.2 million
      Total Investment Value:       $0

      Cardiopulmonary Corporation is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market that adapts to patients' changing breathing patterns. Fund I's position has been written down pursuant to a recent recapitalization of the company.

      P2 Holdings Corp. (formerly known as Plynetic Express), San Leandro, CA ("P2 Holdings")
      Initial Investment Date:      June 1997
      Total Investment:             $2.8 million
      Total Investment Value:       $0

      P2 Holdings was a provider of rapid prototyping and rapid tooling services. Fund I wrote off its investment as the company filed for bankruptcy in 1998.

      Party Stores Holdings, Inc., Melville, NY ("Party Stores")
      Initial Investment Date:      May 1997
      Total Investment:             $2.1 million
      Total Investment Value:       $0

      Party Stores operated the Party Experience, the Paperama and Paper Cutter retail stores. The company filed for bankruptcy in 1998. Fund I's $2.1 million investment was written off as the company filed for bankruptcy.


PRIVATE FUNDS


      Advanced Technology Ventures V, LP ("ATV V")
      Fund Size:                    $175 million
      Investment commitment:        $3.0 million


      ATV V is an early-stage focused fund targeting information technology and health care markets. Since 1979, ATV has invested in and worked with over 100 emerging companies, including Actel, Berkeley Networks, Cadence Design Systems, Epigram and VLSI Technology.


      Allegra Capital Partners III, LP  ("Allegra III")
      Fund Size:                    $40 million
      Investment commitment:        $2.0 million

      Allegra III is a later-stage focused venture fund based in New York City. Allegra III invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. Allegra's principals have been investors in Autotote, Axent Technologies, Business Evolution and Viasoft.


      Brand Equity Ventures I, LP ("BEV")
      Fund Size:                    $95 million
      Investment commitment:        $2.5 million

      BEV is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, direct response and other consumer services. To date, the fund has made distributions resulting from investments in Alloy Online and Outpost.com.


      Brentwood Associates Buyout Fund II, LP ("Brentwood II")
      Fund Size:                    $240 million
      Investment commitment:        $2.0 million

      Brentwood II is focused on middle-market buyouts and consolidations. Brentwood II's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested.


      Brentwood Associates III, LP ("Brentwood III")
      Fund Size:                    $360 million
      Investment commitment:        $5 million


      See Brentwood II above.


      Broadview Capital II, LP ("Broadview")
      Fund Size:                    $220 million
      Investment commitment:        $5 million

      Broadview is focused on buyouts and other recapitalizations within the technology sector. The fund is sponsored by Broadview International LLC, a leading technology mergers and acquisitions focused investment banking firm. To date, Broadview International has advised on mergers and acquisitions for companies such as Nokia, Fore Systems, Lycos and BMC Software and will be able to provide Broadview Capital with substantial resources to make its investments.


      Bruckmann, Rosser, Sherrill & Co., LP ("BRS")
      Fund Size:                    $375 million
      Investment commitment:        $2.0 million

      BRS is a leveraged buyout fund based in New York. The firm's portfolio contains investments ranging from Restaurant Associates, a restaurant operator and food service contractor, to Doane Pet Care Enterprises, a manufacturer and distributor of pet food.

      Commonwealth Capital Ventures II, LP ("Commonwealth II")
      Fund Size:                    $80 million
      Investment commitment:        $4.0 million

      Commonwealth II makes investments in early to later-stage information technology companies in the New England region. Commonwealth II maintains a particular focus on communications technology, Internet software and services and e-commerce companies. Commonwealth II has been an investor in Altiga Networks, Direct Hit Technologies and Smarterkids.com.

      Communications Ventures III, LP ("Communications Ventures III")
      Fund Size:                    $125 million
      Investment commitment:        $5.0 million


      Communications Ventures III invests exclusively in the communications sector, targeting early stage companies. As investors, the principals of Communications Ventures III have played roles in the formation of many companies in the communications industry, including Advanced Fibre Communications, Ascend, Broadcom, Ciena, Copper Mountain, Digital Microwave, Digital Island, Intecom, MCI, Newbridge, Octel, PairGain, Paradyne, Tellabs, Tut Systems and 3Com.


      Friedman, Fleischer & Lowe, LP ("Freidman, Fleischer & Lowe")
      Fund Size:                    $325 million
      Investment commitment:        $5.0 million


      Freidman, Fleischer & Lowe is a first-time fund focused exclusively on participation in middle-market buyouts. The principals of Freidman, Fleischer & Lowe have been involved in a number of buyout transactions including Young & Rubicam, Levi-Strauss, Hoyts and Western Wireless.


      Mayfield Fund X, LP ("Mayfield X")
      Fund Size:                    $450 million
      Investment commitment:        $5.0 million


      Mayfield X is focused on early stage information technology and healthcare investments, primarily located in Silicon Valley, CA. Founded in 1969, Mayfield has raised over $1 billion in nine venture funds and invested in over 340 high-growth companies. Among their investments are 3COM, Compaq, Immunex, Silicon Graphics, Citrix Systems and Legato.


      Mid-Atlantic Venture Fund III, LP ("MAVF III")
      Fund Size:                    $60 million
      Investment commitment:        $5.0 million


      MAVF III invests in early and expansion stage technology companies in the Mid-Atlantic region. The principals of MAVF III have significant investment experience and have established over the years a presence within the investment community in the Mid-Atlantic region. The principals of MAVF III have been investors in Visual Networks and Net2000 Communications.


      Morgenthaler Venture Partners IV, LP ("MVP IV")
      Fund Size:                    $135 million
      Investment commitment:        $2.0 million

      MVP IV is an early-stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. To date, Fund I has received from MVP IV shares of Nortel, Microsoft, Guidant, as well as several cash distributions.

      Morgenthaler Venture Partners V, LP ("MVP V")
      Fund Size:                    $300 million
      Investment commitment:        $8.0 million

      See MVP IV above.

      Quad-C Partners V, LP ("Quad-C")
      Fund Size:                    $300 million
      Investment commitment:        $5.0 million


      Quad-C is focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. Quad-C's principals have significant operating and financial experience and have made investments across industries such as restaurants, banking, automotive logistics and media.


      Sevin Rosen Fund V, LP ("Sevin Rosen V")
      Fund Size:                    $160 million
      Investment commitment:        $2.0 million

      Sevin Rosen V invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. The principals at Sevin Rosen Funds have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix and Ciena. To date, this fund has made distributions of stock including Ciena, Pure Atria Software and Cisco Systems.


      Sevin Rosen Fund VI, LP ("Sevin Rosen VI")
      Fund Size:                    $165 million
      Investment commitment:        $2.5 million


      See Sevin Rosen V above.

      Trinity Ventures VI, LP ("Trinity VI")
      Fund Size:                    $140 million
      Investment commitment:        $3.0 million

      Trinity VI is focused on investing in early to late-stage companies in the software, communications and electronic commerce sectors. The principals of Trinity VI have been involved with numerous successful investments, including SciQuest, NextCard, Quokka Sports, Starbucks and Fatbrain.com.

      Vanguard Venture Partners V, LP ("Vanguard V")
      Fund Size:                    $55 million
      Investment commitment:        $2.0 million

      Vanguard V is an early-stage fund investing in information technology and healthcare. Among the principals' previous successful investments are Ciena, Advanced Fibre Communications and Network Appliances. The fund has distributed shares of Cisco Systems and currently holds Cobalt Networks, Image X and Digital Island.

      THE FOREGOING INFORMATION WITH RESPECT TO FUND I AND FUND II IS PRESENTED TO ILLUSTRATE THE TYPES OF INVESTMENTS THAT THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER HAVE EXPERIENCE WITH IN THE BDC CONTEXT AND TO SHOW THE POTENTIAL ECONOMIC BENEFITS AND RISKS INHERENT IN MAKING SUCH INVESTMENTS. THE INFORMATION SHOWN SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE GAINS OR LOSSES THAT THE COMPANY WILL EXPERIENCE ON ITS INVESTMENTS. IN ADDITION, THE COMPANY MAY MAKE INVESTMENTS IN A WIDE RANGE OF BUSINESSES AND ENTITIES AND THE FOREGOING INFORMATION SHOULD NOT BE VIEWED AS REPRESENTATIVE OF THE COMPANY'S ACTUAL PORTFOLIO. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. THE INFORMATION SET FORTH ABOVE REPRESENTS ACTUAL COST AND REALIZED AND UNREALIZED GAIN AND LOSS FOR EACH INDIVIDUAL INVESTMENT MADE BY FUND I AND FUND II, OTHER THAN SHORT-TERM INVESTMENTS. FUND I AND FUND II EXPERIENCED COSTS AND EXPENSES IN MAKING SUCH INVESTMENTS, MONITORING SUCH INVESTMENTS AND WHERE APPLICABLE, DISPOSING OF SUCH INVESTMENTS. ADDITIONAL COSTS WILL BE EXPERIENCED ON THE DISPOSITION OF INVESTMENTS NOT YET DISPOSED OF. UNREALIZED GAIN AND LOSS AMOUNTS ARE BASED ON UNITED STATES TRUST COMPANY OF NEW YORK'S DETERMINATION OF THE CURRENT VALUE OF THE INVESTMENTS, WHICH DETERMINATION ORDINARILY INVOLVES A HIGH DEGREE OF JUDGMENT AND SUBJECTIVITY (SEE "VALUATION OF PORTFOLIO SECURITIES"). UPON DISPOSITION, FUND I AND FUND II MAY REALIZE MORE OR LESS THAN THE ASSIGNED VALUATION. IN ADDITION, FUND I AND FUND II ARE SUBJECT TO INVESTMENT MANAGEMENT FEES, INCENTIVE FEES AND ONGOING OPERATING EXPENSES, NONE OF WHICH ARE REFLECTED IN THE FOREGOING INFORMATION. FUND I AND FUND II ALSO MAINTAINED SUBSTANTIAL HOLDINGS OF SHORT-TERM INVESTMENTS PENDING INVESTMENT IN THE ABOVE LISTED INVESTMENTS. ACCORDINGLY, THE FOREGOING INFORMATION IS NOT INDICATIVE OF THE ACTUAL RETURNS EXPERIENCED BY INVESTORS IN FUND I AND FUND II.

            Set forth below are the performance figures for Fund I and Fund II for the periods shown through the Fund's most recent fiscal quarter ended July 21, 2000, calculated in conformity with the standardized performance methodology required by the Securities and Exchange Commission.

                                                                  Since
                                                1-Year   3-Year   Inception

      UST Private Equity Investors Fund, Inc.    41.13%   3.36%    6.71%
      Excelsior Private Equity Fund II, Inc.     47.16%   N/A      24.94%



CODE OF ETHICS


      The Company, the Distributor, the Investment Adviser and the Investment Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that restrict the personal securities transactions of certain associated persons of the Company, the Distributor, the Investment Adviser and the Investment Sub-Adviser. The primary purpose of such codes is to ensure that personal trading by their respective employees does not disadvantage the Company. U.S. Trust portfolio managers and other investment personnel who comply with the code of ethic's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The codes of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



BOARD OF MANAGERS, OFFICERS AND INVESTMENT PROFESSIONALS


      Pursuant to the Operating Agreement, the business and affairs of the Company will be managed under the direction of its Board of Managers. The following are descriptions of members of the Board of Managers, and the officers of the Company, as well as of key employees of the Investment Adviser and Investment Sub-Adviser, including the members of the Investment Sub-Adviser's Investment Committee. Unless otherwise noted, each member of the Investment Sub-Adviser's Investment Committee has been an employee of United States Trust Company of New York for at least the previous five years and the business address of each individual listed below is 114 West 47th Street, New York, New York 10036. Mr. Hover may be deemed an "interested person" of the Company, as defined in the Investment Company Act, on the basis of his affiliation with U.S. Trust.



      Board of Managers


            Gene M. Bernstein, (53). As of September 1, 2000, Mr. Bernstein will be the Dean of the Skodneck Business Development Center at Hofstra University in Hempstead, New York. Prior to that, he worked at (and remains a principal of) Northville Industries Corp., a third generation privately held petroleum marketing, trading, storage and distribution company since 1994. While at Northville he held positions ranging from Vice President to President to Vice-Chairman. Prior to working at Northville Industries, he taught at the University of Notre Dame. He is Chairman of the Board of Trustees at his alma mater, Alfred University, from which he holds a B.A. degree in English Literature.
      He also has an M.A. degree in English Literature from the University of Wisconsin and a Ph.D. in English Literature from the University of Massachusetts. Mr. Bernstein serves as a director of Fund I and Fund II.

            John C. Hover II, (57).* Mr. Hover retired as Executive Vice President of the United States Trust Company of New York in 1998 after 22 years of service. He was responsible for the Personal Asset Management and Private Banking Group and served as Chairman of U. S. Trust International. Prior to joining United States Trust Company of New York, he was a commercial banker with Chemical Bank. Mr. Hover received his B.A. degree in English Literature from the University of Pennsylvania and a M.B.A. degree in Marketing from The Wharton School. He is a trustee of the University of Pennsylvania, and is Chairman of the Board of Overseers of the University's Museum of Archaeology and Anthropology. He is a trustee and Vice President of the Penn Club of New York. Mr. Hover serves as chairman of the board of directors of Fund I and Fund II.

            Stephen V. Murphy, (54). Since 1991, Mr. Murphy has been President of S.V. Murphy & Co., Inc., an investment banking firm that specializes in mergers and acquisitions, divestitures and strategic and capital-related advisory services for financial and other institutions. From 1988 until 1990, he was Managing Director of Merrill Lynch Capital Markets in charge of the Financial Institutions Mergers and Acquisitions Department. Prior to 1988, Mr. Murphy was Managing Director of The First Boston Corporation where he headed up its Investment Banking Department's Commercial Bank Group. Mr. Murphy holds a B.S.B.A. degree from Georgetown University and a M.B.A. degree from Columbia University. Mr. Murphy serves as a director of Fund I and II.

            Victor F. Imbimbo, Jr., (47). Victor Imbimbo was the founder in 1996 of Bedrock Communications, Inc. a consulting company addressing the merger of traditional and digital communications solutions. He was also the founder of the Hadley Group, a promotional marketing company, in 1985, which he ran until 1996. Mr. Imbimbo serves as a director of Fund I and II.

      --------------------
      * Interested person of the Company.


      Officers of the Company


            David I. Fann, (36), Co-Chief Executive Officer and President of the Company and Managing Director of United States Trust Company of New York. Mr. Fann serves as President and Chief Executive Officer of Fund I and Fund II. He is focused on direct investments in information services and life sciences. Prior to joining United States Trust Company of New York in April 1994, Mr. Fann served in various capacities for Citibank from 1986 through 1994, including, as a Vice President of Citibank and its small business investment company subsidiary, Citicorp Venture Capital Ltd. from 1991 until 1994. While at Citicorp Venture Capital Ltd., Mr. Fann invested in buyout and venture capital transactions and venture capital funds and served on the Board of Directors of several of its Portfolio Companies. Mr. Fann holds a B.A.S. degree in industrial engineering and economics from Stanford University. Mr. Fann serves on the United States Trust Company of New York Portfolio Policy Committee, Strategy Review Committee and Special Fiduciary Committee. Mr. Fann is on the boards of Classroom Connect, Inc., Curon Medical, Inc., SurVivaLink Corp. and Protogene Laboratories, Inc.

            Douglas A. Lindgren, (38), Co-Chief Executive Officer and Chief Investment Officer of the Company and Managing Director of United States Trust Company of New York. Mr. Lindgren is Chief Investment Officer of Fund II and Executive Vice President of Fund I. He is focused on direct investments in information technology, information services, and communications. Prior to joining United States Trust Company of New York in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management ("IVCM") from January 1988 through March of 1995, including President and Managing Principal from January 1993 through March of 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its Portfolio Companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers Inc. and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on the United States Trust Company of New York Portfolio Policy Committee. Mr. Lindgren is on the boards of Powersmart, Inc., MarketFirst Software, Inc., Constellar Corporation, ReleaseNow.com, Inc., LifeMinders, Inc., Zeus Wireless, Inc. and firstsource Corporation.

            Lee A. Gardella, (32), Vice President of the Company and Vice President of United States Trust Company of New York, joined United States Trust Company of New York in September 1997. He is focused on direct investments in information technology companies and on fund investments. Mr. Gardella currently has monitoring responsibilities for several Portfolio Companies including Captura Software, Inc. and LogicVision, Inc. From July 1994 to September 1997, Mr. Gardella held several positions with the Edison Venture Fund, an expansion stage venture capital firm in Lawrenceville, NJ. In addition, Mr. Gardella has worked at Wilshire Associates and National Steel Corporation. Mr. Gardella has served as a Director of the Greater Philadelphia Venture Group. He received a M.B.A. from the University of Notre Dame and a B.S.B.A. in Finance from Shippensburg University. Mr. Gardella is a Chartered Financial Analyst. Mr. Gardella is on the board of BPA Systems.

            James F. Rorer, (30), Vice President of the Company and United States Trust Company of New York. Mr. Rorer is focused on direct investments in information services and life sciences. Prior to joining United States Trust Company of New York in May 1999, he worked at Bain & Company ("Bain"), a leading global strategic consulting firm, from 1996 until April 1999. He was a consultant in the Private Equity Practice, providing strategic due diligence services to large private equity firms. In addition, Mr. Rorer also spent time in Bain's standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer was an investment banking analyst at CS First Boston from 1992 to 1994, where he worked on mergers and acquisitions and financing for banks and consumer finance companies. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in economics and mathematics. He holds a M.B.A. from Harvard Business School.

            James F. Dorment, (26), Chief Administrative Officer and Secretary of the Company and Assistant Vice President of United States Trust Company of New York has been with the Private Equity Division of United States Trust Company of New York since December 1997. Mr. Dorment is involved in all areas of investment analysis and decision-making. From August 1995 through November 1997, he worked in the wealth management division of United States Trust Company of New York. Mr. Dorment graduated from Bates College with a B.A. degree in economics. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

            Brian F. Schmidt, (41), Chief Financial Officer of the Company and Senior Vice President of U.S. Trust Company. Mr. Schmidt is the Chief Financial Officer of Fund I and Fund II. He is the Division Manager of Mutual Funds with U.S. Trust Company. He is responsible for the operation and administration of the Excelsior Family of Funds and the U.S. Trust Company Common Trust Funds. Mr. Schmidt joined U.S. Trust Company in 1991 from Prudential Insurance Company of America, where he was Director of Accounting. Prior to that he was a senior accounting manager at Dreyfus Corporation. Mr. Schmidt has 20 years of experience in financial services, concentrating in mutual funds. He received his B.S. degree from Marist College. He is on the accountant's and treasurer's committee of the Investment Company Institute.

            Frank D. Bruno, (40), Treasurer of the Company and Vice President of U.S. Trust Company. Mr. Bruno is a Vice President in the Mutual Funds Administration Department of an affiliate of U.S. Trust Company. Prior to joining U.S. Trust Company, he worked for the Dreyfus Corporation and Price Waterhouse. Mr. Bruno received his B.S. degree from The Pennsylvania State University.


      Investment Committee of the Investment Sub-Adviser

            Frederick B. Taylor, (58), Chairman of the Investment Committee. Mr. Taylor is Vice Chairman and Chief Investment Officer of United States Trust Company of New York and is a member of the Board of Directors and Chairman of the Portfolio Policy Committee. He has been with United States Trust Company of New York for over 30 years, and has been responsible for developing and implementing the current investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.


            Paul K. Napoli, (54), Co-Chairman of the Investment Committee. Mr. Napoli is an Executive Vice President of United States Trust Company of New York and is responsible for the Personal Wealth Management Group. He is a member of the Management Committee, the Risk Policy Committee, the Trust Committee, the Broker Relations Committee and Derivatives Committee. Mr. Napoli received his undergraduate degree in Economics and Mathematics from Boston College and his M.B.A. in Finance and Economics from Columbia University. He holds the designation of Chartered Financial Analyst and Certified Trust & Financial Adviser. Mr. Napoli is a member of the New York Society of Security Analysts and the Association of Investment Management and Research.

            John J. Apruzzese, (42), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Apruzzese is a Division Manager in the Wealth Management Group. Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. Mr. Apruzzese received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisers of Outward Bound.

            Richard L. Bayles, (56), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Bayles manages the Stock Fund for Trusts. Mr. Bayles earned his B.A. from Dartmouth College. He is a warden of St. Bartholomew's Church in the City of New York. Mr. Bayles served with the Peace Corps in Kenya for three years and is President of the Mid Manhattan Performing Arts Foundation.

            Edith A. Cassidy, (47), Managing Director and Division Manager at United States Trust Company of New York. Ms. Cassidy is responsible for managing individual client assets and a division of portfolio managers, administrators and support staff. Ms. Cassidy is a member of the United States Trust Company of New York's Operating Committee and Portfolio Policy Committee. Upon joining U.S. Trust in 1989, Ms. Cassidy was appointed Director of the Equity Research Division. Prior to joining U.S. Trust in 1989, Ms. Cassidy was an investment executive at Piper, Jaffray & Hopwood in New York City. From 1976 through 1986, she was with International Business Machines Corporation in New York, where her last position was Marketing Manager. Ms. Cassidy is a member of the New York Society of Security Analysts. She is a member of the Board of Trustees of The Westmoreland Davis Foundation and Learning Leaders. Ms. Cassidy received her B.A. in 1975 from Goucher College.

            Katherine T. Ellis, (36), Senior Vice President and Senior Portfolio Manager of United States Trust Company of New York. Ms. Ellis is a Division Manager in the Wealth Management Group. She is a member of the Portfolio Policy Committee and has been with United States Trust Company of New York for 14 years. She earned her B.A. in Political Science from Wellesley College and her M.B.A. with Distinction in Finance from the Stern School where she was designated a Stern Scholar as well as a member of the Beta Gamma Sigma Honor Society. Ms. Ellis holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts and the Association of Investment Management and Research.

            William V. Ferdinand, (58), Managing Director and Senior Investment Officer of U.S. Trust Company. Mr. Ferdinand is responsible for managing the investment organization of U.S. Trust Company. With eleven portfolio managers, this group actively manages over $2.6 billion of assets. In addition, Mr. Ferdinand is a member of the Portfolio Policy Committee, headquartered at United States Trust Company of New York. With over 30 years of investment management experience, he comes to U.S. Trust Company from The Penn Mutual Life Insurance Company, where he served as Executive Vice President and Chief Investment Officer as well as President and Chief Executive Officer of the investment management subsidiaries. His background includes over 10 years of senior trust investment experience in Connecticut and Pennsylvania. He is a member of the Board of Directors of U.S. Trust Company. Mr. Ferdinand is a Chartered Financial Analyst and received a B.S. degree from the University of Pennsylvania Wharton School of Business. He earned his M.B.A. from New York University. He is a member of the New York and International Society of Security Analysts and the Association for Investment Management and Research.

            Joseph A. Gallagher, (58), Senior Vice President of U.S. Trust Company of New Jersey. Prior to joining U.S. Trust Company of New Jersey, Mr. Gallagher was Managing Director of Delafield, Harvey, Tabell, which was acquired by U.S. Trust in 1992. Previously, he held the positions of Senior Portfolio Manager in the Private Banking and Investment Division at Citibank, N.A. and Vice President-- Investments at United Jersey Bank. Mr. Gallagher received his B.S. degree from Georgetown University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

            Timothy C. Pettee, (41), Managing Director of United States Trust Company of New York. Mr. Pettee is currently the Director of Equity Research at United States Trust Company of New York. He is responsible for supporting over 100 portfolio managers with $40 billion plus in equity assets under management with proprietary analysis from the research department. Prior to joining United States Trust Company of New York, Mr. Pettee worked for 8 years at Alliance Capital Management, LP as an analyst in both the domestic and international research departments. In addition, he managed the Alliance Global Leisure Fund, the Alliance American Fund and co-managed funds run by the research department. Prior to Alliance, Mr. Pettee was with Merrill Lynch and Bear Stearns & Co. Mr. Pettee holds a B.A. from Boston University.

            Rosemary Sagar, (40), Managing Director of United States Trust Company of New York. Ms. Sagar is responsible for U.S. Trust Company's Global Investment Division. She is responsible for overseeing U.S. Trust's international investment activities, including portfolio management, research and trading. Prior to joining U.S. Trust, Ms. Sagar was senior vice president for international equities for GE Investments in Stamford, Connecticut. During her six years at GE, she was instrumental in growing the international assets under management from $800 million to over $6 billion, of which about half was for external clients. She was also Chairman of GE (UK) Common Investment Fund, GE Company's largest pension fund outside North America, and a member of the board of the GE Netherlands Pension Fund. From 1987 to 1990, Ms. Sagar was associate director of research for Baring Securities. Previously, she held positions as a vice president at Drexel Burnham Lambert and as an analyst with Morgan Stanley. Ms. Sagar is a member of the Advisory Board of the Paris Stock Exchange. She holds a Chartered Financial Analyst designation. She received her M.B.A. from Columbia University, her undergraduate degree from Boston University (summa cum laude) and she also studied at the Sorbonne in Paris.


            Harvey A. Seline, (61), is a Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Seline is a Division Manager in the Personal Wealth Management Group. He has been with United States Trust Company of New York since 1969. Prior to joining U.S. Trust, he was a Trust Investment Officer at The National Bank of Tulsa and a Trust Analyst at First City National Bank in Houston. Mr. Seline received his B.A. from the University of Colorado and his M.B.A. from the Columbia University Graduate School of Business Administration. Mr. Seline is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of The Association for Investment Management and Research.

            Jay B. Springer, (41), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Springer is a Division Manager in the Personal Wealth Management Group. Previously, he worked as a Financial Analyst at Citibank. Mr. Springer earned his B.B.A., magna cum laude, from Boston University and his M.B.A. from New York University Graduate School of Business. He is currently a member of The New York State Bankers Association Trust Investment Committee and is a former director of Bank Fiduciary Funds. Mr. Springer serves on the Board of Directors of Christmas-in-April-USA.

            David A. Tillson, (51), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Tillson is a Division Manager in the Personal Wealth Management Group. Prior to joining United States Trust Company of New York, he was the President of TDA Capital Management Company, which he formed in 1990. From 1992 until he joined U.S. Trust, he was also a Senior Vice President at Matrix Asset Advisers. Prior to founding TDA Capital management, he was a Vice President, portfolio manager and director of research at Management Asset Corporation. He also held positions at W.P. Carey & Company and General Reinsurance Corporation. Mr. Tillson received his B.A. in 1971 from Brown University and his M.B.A. in 1974 from New York University. A Chartered Financial Analyst, Mr. Tillson is a member of the New York Society of Security Analysts and the Association for Investment Management Research.


            Leigh H. Weiss, (45), Managing Director of United States Trust Company of New York and Manager of Institutional Equity and Balanced Portfolios. Mr. Weiss has been with the United States Trust Company of New York since September of 1993. Prior to joining United States Trust Company of New York, he worked for Goldman, Sachs & Co., where he had been since 1981. Mr. Weiss received his B.S. degree in Economics from the Wharton School of the University of Pennsylvania and he earned his M.B.A. from the University of Chicago.

            David J. Williams, (58), Managing Director and Senior Portfolio Manager of United States Trust Company of New York, Mr. Williams is a Portfolio Manager with over 20 years of investment experience. He is a member of United States Trust Company of New York's Investment Policy Committee and manages the Value and Restructuring Fund. Formerly, Mr. Williams was a Senior Vice President and the Senior Investment Officer of Horizon Trust Company in Morristown, New Jersey. He was also a Portfolio Manager with T. Rowe Price Associates, Inc. in Baltimore, Maryland. Mr. Williams received his B.A. from Yale University and his M.B.A. from Harvard University. He is a Chartered Financial Analyst.

            George C. Whiteley III, (60), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Whiteley is a Division Manager in the Personal Wealth Management
      Group. He joined the United States Trust Company of New York in 1995. Prior to joining United States Trust Company of New York, he worked for Chase Manhattan Bank where he was Vice President and Chief Investment Executive of U.S. Private Banking. Mr. Whiteley received his B.A. degree from Harvard College and was awarded his J.D. from New York University School of Law.



BOARD OF MANAGER COMPENSATION


      Each member of the Board of Managers will receive $7,000 annually and $2,000 per meeting attended. No member of the Board of Managers or officer will receive aggregate compensation from the Company in excess of $15,000 for fiscal year 2000. Members of the Board of Managers are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Managers. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits.


      ESTIMATED COMPENSATION TABLE


                             AGGREGATE         PENSION OR RETIREMENT       ESTIMATED ANNUAL       TOTAL COMPENSATION
     NAME OF PERSON,     COMPENSATION FROM      BENEFITS ACCRUED AS         BENEFITS UPON          FROM COMPANY AND
       POSITION             THE COMPANY        PART OF FUND EXPENSES         RETIREMENT              FUND COMPLEX1
John C. Hover, II*
    Manager                   $15,000                    0                         0              $53,500 (4 Funds)

Gene M. Bernstein
    Manager                   $15,000                    0                         0              $53,500 (4 Funds)

Stephen V. Murphy
    Manager                   $15,000                    0                         0              $53,500 (4 Funds)
Victor F.
Imbimbo, Jr.                  $15,000                    0                         0              $49,000 (4 Funds)
    Manager


-------------------
1 The total compensation paid to such persons by the Company and Fund Complex is estimated for the fiscal year ending October 31, 2000. The parenthetical number represents the number of investment companies (including the Company) from which such person receives compensation that are considered part of the same Fund Complex as the Company.

*     Interested person of the Company.


CONTROL PERSONS


      Upon completion of the Offering, no person is expected to have voting control over the Company.

CUSTODIAN AND TRANSFER AGENT

      PFPC Trust Company ("PFPC Trust") will serve as the Company's custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, PFPC Trust will be responsible for holding the Company's cash and portfolio securities. PFPC Trust will also serve as the transfer agent and distribution paying agent for the Company's Units. For its custodian, transfer agency and paying agency services, PFPC Trust will receive customary fees from the Company. PFPC's Trust address is: PFPC Trust, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.



                   BROKERAGE ALLOCATION AND OTHER PRACTICES


      Subject to policies established by the Board of Managers, the Investment Adviser or Investment Sub-Adviser will arrange for the execution of the Company's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Investment Adviser and Investment Sub-Adviser will seek to obtain the most favorable execution of portfolio transactions, that is the best combination of net price and prompt reliable execution. In the Investment Adviser's and Investment Sub-Adviser's opinion, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.


      A portion of the securities in which the Company will invest may be traded in the over-the-counter markets, and the Company intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available. Under the Investment Company Act, persons affiliated with the Company generally are prohibited from dealing with the Company as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. The Company will not deal with affiliated persons as principal in such transactions; however, affiliated persons of the Company may serve as its broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the Investment Company Act. If an affiliated person of the Company is a market maker in the securities of a company, the affiliated person will not serve as the Company's broker in the purchase of such securities.


      The Investment Adviser and the Investment Sub-Adviser have no obligation to deal with any broker or group of brokers in the execution of transactions. With respect to certain securities, the Company's portfolio transactions may be effected through affiliates of the Investment Adviser or the Investment Sub-Adviser, provided it is consistent with the policy of obtaining the most favorable execution. The Company's Board of Managers has adopted procedures to ensure compliance with applicable regulations relating to trading of portfolio securities.

      In allocating brokerage among other brokers who are believed to be capable of providing equally favorable execution, the Company may also take into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company or the Investment Adviser, the Investment Sub-Adviser and their affiliates, such as research and statistical information. Research services so received are in addition to and not in lieu of services required to be performed by the Investment Adviser or Investment Sub-Adviser and do not reduce the investment advisory fees payable by the Company. Such services may be useful to the Investment Adviser or the Investment Sub-Adviser in serving the Company and other clients and, conversely, research services obtained by the placement of brokerage business of other clients may be useful to the Investment Adviser or the Investment Sub-Adviser in carrying out their obligations to the Company. The Investment Adviser or the Investment Sub-Adviser might incur significant expense were they to purchase such research services.



PORTFOLIO TURNOVER

      Because the investments of the Company generally require relatively long periods of time to reach maturity, it is expected that the Company's portfolio turnover will be low. There is, however, no policy limitation on the ability of the Company to sell an investment after a short period of time. Any short-term securities in which the Company invests will have a high rate of turnover.

      Portfolio turnover will generally involve some expense to the Company, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and, where permitted, reinvestment in other securities. The portfolio turnover rate will be computed by dividing the lesser of the amount of the securities purchased or securities sold during the year by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                                 REGULATION

      The Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), generally prohibits an investment adviser from entering into an investment advisory contract with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. In 1980, Congress enacted the Small Business Investment Incentive Act of 1980 which added provisions to the Investment Advisers Act which permit the payment of compensation to an investment adviser to a BDC based on capital gains.

      In addition, the Small Business Investment Incentive Act of 1980 modified the provisions of the Investment Company Act that are applicable to BDCs. The BDC is considered to be a closed-end investment company as those terms are defined in the Investment Company Act. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

      Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act, which types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities approved for investment by BDCs. Business development companies must also make available significant managerial assistance to portfolio companies. An eligible portfolio company generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list,
(ii) is actively controlled by the BDC either alone or as part of a group acting together and an affiliate of the BDC is a member of the portfolio company's board of directors, or (iii) meets such other criteria as may be established by the Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of the portfolio company.


      The Investment Company Act limits the type of assets that the Company may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) unless, at the time of the acquisition, at least 70% of the value of the Company's investment assets consists of qualifying assets. Qualifying assets include:
(i) securities of companies that were eligible portfolio companies at the time the Company acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies;
(iii) securities acquired as follow-on investments in companies that were eligible at the time of the Company's initial acquisition of their securities but are no longer eligible, provided that the Company has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. In addition, certain provisions of the federal banking laws, including the Bank Holding Company Act of 1956, as amended, would prohibit or restrict investments by the Company in securities of commercial banking organizations.


      The Company is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of equity senior to the Units if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or equity. In addition, provision must be made to prohibit any distribution to members or the repurchase of any Units unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.


      After this offering, the Company may sell its securities at a price that is below the prevailing net asset value per Unit only upon the approval by the holders of a majority of its voting securities.

      Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Company and its affiliates (as well as affiliates of those affiliates) that would previously have been prohibited without the prior approval of the Commission require the prior approval of a majority of the disinterested members of the Board of Managers having no financial interest in the transactions. Certain transactions involving certain closely affiliated persons of the Company, including the Investment Adviser, the Investment Sub-Adviser and their officers and employees, still require the prior approval of the Commission. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units, (ii) any director, executive officer, or general partner of that person, and
(iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the disinterested members of the Board of Managers and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Company or any company controlled by the Company. The Investment Company Act and applicable rules thereunder generally do not restrict transactions between the Company and its Portfolio Companies. In accordance with the Investment Company Act, a majority of the members of the Board of Managers are not interested persons of the Company as defined in the Investment Company Act. See "Management."



                     VALUATION OF PORTFOLIO SECURITIES


      Under the supervision of and in accordance with procedures adopted by the Board of Managers, the Investment Adviser or Investment Sub-Adviser will value the securities in the Company's portfolio quarterly and at such other times as, in the Board's view, circumstances warrant. In the event of a sale by the Company of its Units, the Investment Adviser must determine the net asset value (the "NAV") of a Unit as of a date within 48 hours before such sale (excluding Sundays and holidays) to comply with the requirement of the Investment Company Act that securities not be sold below NAV without member approval.

      In order to determine the NAV per Unit (i) the value of the assets of the Company, including its portfolio securities, shall be determined by the Investment Adviser or Investment Sub-Adviser under the supervision of the Board of Managers, (ii) the Company's liabilities will be subtracted therefrom and (iii) the difference will be divided by the number of outstanding Units of the Company. For purposes of this calculation, any amount of the Incentive Carried Interest, calculated as if all gains on investments were realized gains, that the Investment Adviser would be entitled to distribution of if the Company had cash available for distribution will be treated as a liability of the Company.

      Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Investment Adviser or Investment Sub-Adviser under the supervision of the Board of Managers and pursuant to procedures established and periodically reviewed by the Board of Managers. Securities having remaining maturities of 60 days or less are valued at amortized cost.

      The value for restricted stock investments for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. In the early stages of development, venture capital investments shall be valued based upon their original cost to the Company, until developments positively or negatively affecting the Portfolio Company provide a sufficient basis for use of a valuation other than cost (such as changes in the Portfolio Company's prospectus or reliable private sales of a Portfolio Company's securities at prices different from the value initially used by management). Such developments may occur shortly after the Company's original investment, or after a longer period. Upon the occurrence of developments providing a sufficient basis for a change in valuation, venture capital investments will be valued by the private market or appraisal methods of valuation. The Company shall use reliable third party transactions (actual or proposed) in Portfolio Company Securities as a basis of valuation. This private market method shall only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the Portfolio Company as earnings, net worth, reliable private sale prices of the Portfolio Company's securities, the market prices for similar securities of comparable companies and an assessment of the Portfolio Company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or Investment Sub-Adviser and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

      The Company anticipates that it may invest in securities for which a public market exists but which are "restricted securities" for purposes of the Securities Act. In evaluating such securities, the Investment Adviser will take into consideration various factors, including the price at which the securities in question were acquired relative to the market price for unrestricted shares of the same securities at the time of such acquisition, modified as appropriate to reflect the nature of the market in which the securities are traded, if any, the amount of the public float, the existence and terms of any securities registration rights, the proportion of the Portfolio Company's securities held by the Company, changes in the financial condition and prospects of such Portfolio Company and other factors which may affect their fair value, all in accordance with the Investment Company Act. Restricted securities for which an established trading market exists will typically be valued at a discount of 10% to 40% from the public market price with the amount of the discount decreasing as the restriction period decreases. If an established trading market does not exist, valuations will be made consistent with the "going concern" method described above. The Company's investments in Private Funds generally will be valued based upon the Company's pro rata share of the value of the assets of a Private Fund as determined by such Private Fund in accordance with its by-laws, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to investments in Private Funds is not available by reason of timing or other event on the valuation date or are deemed to be unreliable by the Investment Adviser or Investment Sub-Adviser, the Investment Adviser or Investment Sub-Adviser, under supervision of the Board of Managers, will determine such value based on the Investment Adviser's or Investment Sub-Adviser's judgment of fair value on the appropriate date, less applicable charges, if any.



               CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

      CAPITAL ACCOUNTS. The Company will establish a capital account for each investor who becomes a member of the Company. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. The Company will establish a capital account for the Investment Adviser to which allocations in respect of the Incentive Carried Interest will be made.

      ALLOCATIONS. The income, gain, loss, deduction and expense of the Company will be determined and allocated as of the end of each fiscal year to reflect the economic interests of the members and the Investment Adviser.


      Allocations generally will be made in the following order:

      o gains will be allocated to the Investment Adviser until the cumulative amount of all gains that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the end of the period for which the allocation is being made, and

      o all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their capital contributions.



      For any given period, the Incentive Carried Interest will be an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains realized by the Company on Direct Investments from the commencement of operations through the end of such period over the sum of:

     o the cumulative amount of all capital losses realized by the Company on all investments of any type from the commencement of operations through the end of such period; and

     o the amount of net unrealized capital depreciation on all investments of any type all determined as of the close of such period.


      To the extent that the Company distributes property in kind, the Company will be deemed to have realized gain or loss on such property based on the value assigned to such property in accordance with the Company's valuation procedures.

      DISTRIBUTIONS. The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company. The Company will consider such distributions at least annually but, as described below, does not expect to make distributions of cash or property during the first several years of operations. Each year, the Investment Adviser generally will be entitled to a distribution equal to the Incentive Carried Interest. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. Upon liquidation of the Company, any cash or other property available for distribution will be distributed to the members and to the Manager pro rata in accordance with their respective capital account balances. The Investment Adviser's capital account balance generally will reflect the allocations that have been made to the Investment Adviser in respect of the Incentive Carried Interest that have not been previously distributed to the Investment Adviser.

      Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's operations. The Company will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than in Short-Term Investments, except to make follow-on investments. The Company may make distributions in kind of its property. The Company does not intend to make any distribution if after making such distribution the liabilities of the Company would exceed the fair value of the Company's assets.

      For more detailed information concerning the Company's capital accounts, allocations and distributions, see the Statement of Information under the caption "Capital Accounts, Allocations and Distributions" and the Operating Agreement.



                  CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in "Tax Status of the Company" below, counsel to the Company has not rendered any legal opinion regarding any tax consequences relating to the Company or an investment in the Company. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

      TAX STATUS OF THE COMPANY. At the first subscription closing, the Company will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. An opinion of counsel is not binding on the IRS or any court.


      A limited liability company (such as the Company) that has elected to be treated as a business development company under the Investment Company Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership (or limited liability company intended to be treated as a partnership) the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Investment Adviser, the Investment Sub-Adviser and the Company has represented to counsel for the Company that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

      In addition, the Operating Agreement imposes significant restrictions on transfer of Units in order to address this point. By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Investment Adviser, the Investment Sub-Adviser, each other member and any successor or assign any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee.

      Ultimately, counsel's opinion as to the treatment of the Company as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Investment Adviser, the Investment Sub-Adviser and the Company), the continuation of which cannot be assured. Company's counsel will not render a Company tax status opinion or review such factual environment after the first subscription closing.

      If the Company were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Company would be subject to tax on its income at corporate tax rates without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Company would not be passed through to the members, and all distributions by the Company to the members would be treated as dividends, return of capital and/or gains.


      The following discussion assumes that the Company will continue to be treated as a partnership for federal income tax purposes.

      TAXATION OF MEMBERS OF THE COMPANY. By reason of its treatment as a partnership for federal income tax purposes, the Company will not itself be subject to federal income tax. Rather, each member in computing its federal income tax will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense for the taxable year of the Company ending within or with the taxable year of the member. Nonliquidating cash distributions made by the Company to a member generally will not be taxable to the member, except to the extent that the amount of such cash distributions exceeds the distributee's adjusted tax basis in his, her or its Units. Nonliquidating distributions of property other than cash are also generally not taxable. If both cash and other property are distributed by the Company to a member, the member's adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Company's tax basis in the other property distributed. The member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Company's tax basis in such property (but in no event in excess of the member's adjusted tax basis in his, her or its Units reduced by the amount of any cash distributed in the same transaction).

      For federal income tax purposes, a member's allocable share of Company tax items will be determined by the provisions of the Operating Agreement if such allocations have or are deemed to have "substantial economic effect" or are determined to be in accordance with the members' interests in the Company. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Company's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.


      The Company may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Company makes an investment in certain non-U.S. corporations. See "Phantom Income from Company Investments in non-U.S. Corporations" below. This could also occur if the Company invests in an entity that is classified as a partnership and such entity allocates income or gain to the Company without making a corresponding distribution of cash. Moreover, the Company is not required to make current distributions of its entire earnings. In addition, a reduction of Company nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Company earnings in a particular taxable year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.


      TAX BASIS RULES. Company distributions generally will not be taxable to a member to the extent of such member's adjusted tax basis in his, her or its Units. In addition, a member is allowed to deduct his, her or its allocable share of Company losses (if any) only to the extent of such member's adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A member's adjusted tax basis is equal to the member's aggregate capital contributions to the Company as adjusted by certain items. Basis is generally increased by the member's allocable share of Company profits (and items of income and gain) and Company nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the member's allocable share of Company losses (and items of loss, deduction and expense), the amount of cash distributed by the Company to the member, the Company's tax basis of property (other than cash) distributed by the Company to the member and any reduction in the member's allocable share of Company nonrecourse borrowings (as defined for federal income tax purposes).

      To the extent that a member's allocable share of Company losses are not allowed because the member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's adjusted tax basis in subsequent years.

      AT RISK RULES. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Company losses (if any) only to the extent of each such member's "at risk" amount in the Company at the end of the taxable year in which the losses occur. A member's at risk amount generally is equal to the member's aggregate capital contributions to the Company. To the extent that a member's allocable share of Company losses are not allowed because the member has an insufficient amount at risk in the Company, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's at risk amount in subsequent years.

      PASSIVE ACTIVITY LOSS RULES. Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct "passive activity losses" (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities or royalties not derived in the ordinary course of a trade or business and gain attributable to the disposition of property that either produces such nonbusiness income or is held for investment. The Company's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a member will not be allowed to offset his, her or its allocable share of Company items of income or gain with the member's passive activity losses from other sources.

      INVESTMENT INTEREST LIMITATION. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Company on its indebtedness (so-called investment interest) only to the extent of each such member's net investment income for the taxable year. A member's net investment income generally is the excess, if any, of the member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Company gains on the sale of its investments), unless the member elects to pay tax on such gain at ordinary income rates.

       To the extent that a member's allocable share of Company investment interest is not allowed because the member has insufficient net investment income, such disallowed investment interest may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's net investment income in subsequent years. If a member borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a member's allocable share of Company investment interest that is subject to this limitation will depend on the member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Company investment interest will be disallowed under this rule will depend on each member's particular circumstances each year.



       OTHER LIMITATIONS ON DEDUCTIONS AND SPECIAL CODE PROVISIONS. Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Company losses (or items of loss and deduction thereof). An individual, estate or trust may deduct so-called miscellaneous itemized deductions, which include the management fee and certain other expenses of the Company and of the Private Funds, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a member's allocable share of such expenses that is subject to this disallowance rule will depend on the member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each member's particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

       For federal income tax purposes, if a member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such member, the allocation and distribution may be recharacterized as a fee. It is intended that the Investment Adviser's Incentive Carried Interest constitute an allocable share of Company earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules. If the Incentive Carried Interest were characterized as a fee, members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described in the preceding paragraph.


       In addition, prospective investors should be aware that certain of the Company's activities may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Company are not currently deductible, but may, at the election of the Company, be amortized ratably over a period of not less than 60 months. Syndication expenses of the Company (i.e., expenditures made in connection with the marketing and issuance of Units, including placement fees) are neither deductible nor amortizable.

       NON-U.S. CURRENCY GAINS OR LOSSES. If the Company makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Company may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Company may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

       PHANTOM INCOME FROM COMPANY INVESTMENTS IN NON-U.S. CORPORATIONS. It is possible that the Company may invest in non-U.S. corporations that could be classified as "passive foreign investment companies," "controlled foreign corporations" and "foreign personal holding companies" (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.


       NON-U.S. TAXES. Certain dividends and interest received by the Company from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Company may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.


       The Company will inform members as to their proportionate share of non-U.S. taxes paid by the Company, and members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.


       SALE OF COMPANY INVESTMENTS. The Company will generally recognize capital gain or loss on the sale of its investments.


       LIMITATION ON DEDUCTIBILITY OF CAPITAL LOSSES. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).


       SALE OF UNITS. Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, none of the Company, the Investment Adviser or the Investment Sub-Adviser (or any affiliate thereof) will repurchase any Units, except that the Company will repurchase Units upon its termination. By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Investment Adviser, the Investment Sub-Adviser, each other member, and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. See "Risk Factors - Risks Related to the Company -No Public or Other Market for Units."


       A member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the Units sold (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the member held the sold Units for more than one year. The amount realized will include the member's allocable share of Company nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the member's cash proceeds from the sale.

       ALTERNATIVE MINIMUM TAX. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A member's potential alternative minimum tax liability may be affected by reason of an investment in the Company. The extent, if any, to which the alternative minimum tax applies will depend on each member's particular circumstances for each taxable year.


       TAX ELECTIONS. Under Section 754 of the Code, the Company may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of Company property to a member or in the event of a transfer of Units (in which latter case basis will be adjusted with respect to the transferee member only). The Company does not currently intend to make a Section 754 election. The Board of Managers has sole and absolute discretion to make all tax elections for the Company.


       REPORTS TO MEMBERS. The Company has the calendar year as its taxable year. The Company will furnish annually to each member a report containing a Schedule K-1, which indicates each member's distributive share for each calendar year of Company income, gain, loss, deduction and expense for use in the preparation of the member's income tax return. The Company will endeavor to deliver Schedules K-1 to members prior to April 15 of each year, but may not be able to do so because, among other things, the Company may not receive, prior to April 15, a Schedule K-1 from a Private Fund that is classified as a partnership for federal income tax purposes in which the Company has invested. Accordingly, members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Company will provide members with estimated annual federal income tax information prior to April 15, assuming the Company is able to obtain such information.


       TAX AUDITS. Although not required to pay any federal income tax, the Company must file a federal income tax information return each taxable year. The IRS may audit Company returns in a unified entity proceeding at the Company level. The Investment Adviser, who would represent the Company at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the members. The Investment Adviser may also generally enter into settlement agreements with the IRS that bind members and consent on behalf of the Company to extend the statute of limitations for assessing a deficiency with respect to a Company item. Successful adjustments by the IRS of Company items of income, gain, loss, deduction or expense could change a member's federal, state and local income tax liabilities.


       BACKUP WITHHOLDING. The Company may be required to withhold federal income tax at a rate of 31% on a member's allocable share of interest and dividends if the member fails to provide the Company with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Company that the member is subject to backup withholding. The member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.


       CERTAIN CONSIDERATIONS FOR TAX-EXEMPT INVESTORS. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies to maintain various regulatory qualifications or to pay contingencies and expenses. To the extent that the Company does so, an investment in the Company will generate unrelated business taxable income ("UBTI") for federal income tax purposes for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors (and may have other adverse tax consequences for certain tax-exempt investors, e.g., the receipt of any UBTI by a charitable remainder trust would cause all income from all sources to be taxable to such a trust). Accordingly, such prospective investors are urged to consult their own tax advisers concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Company.


       CERTAIN CONSIDERATIONS FOR NON-U.S. INVESTORS. The discussion under this heading applies to certain members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. members"). The term "U.S. person" means:


     o    a citizen or individual resident of the United States;
     o a corporation or partnership created or organized under the laws of the United States or any political subdivision thereof or therein;
     o an estate the income of which is subject to U.S. federal income taxation regardless of source; or
     o a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

      Given the nature of the Company's investment activities, the Company believes that a non-U.S. member generally should not be subject to regular U.S. federal income taxation on his, her or its allocable share of Company income where such member's nexus with the U.S. is solely as a result of an investment in Units. No prohibition exists on the nature of investment activities of Private Funds in which the Company invests, and thus no assurances can be given in this regard. Company allocations of dividends and certain interest income to non-U.S. members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).


      If, contrary to the Company's expectations, the Company were treated as being engaged in a U.S. trade or business, then each non-U.S. member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Company income. In such case, each non-U.S. member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of Company income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Company would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. member's ultimate U.S. federal income tax liability, and the non-U.S. member would be entitled to a refund to the extent that the amount withheld exceeded such member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Company income may be subject to a 30% U.S. branch profits tax.


      Different rules from those described above apply in the case of non-U.S. members subject to special treatment under U.S. federal income tax law, including a non-U.S. member:

     o who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;
     o who is an individual present in the U.S. for 183 or more days or has a "tax home" in the U.S. for U.S. federal income tax purposes;
     o    who is a former citizen or resident of the U.S.; or
     o that is a controlled foreign corporation, a foreign insurance company that holds Units in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulates earnings to avoid U.S. federal income tax.


      NON-U.S. MEMBERS ARE URGED TO CONSULT THEIR U.S. TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE COMPANY.

      STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES. In addition to the federal income tax consequences described above, the members, as well as the Company itself and the entities in which the Company invests, may be subject to various state, local and non-U.S. taxes. A member's allocable share of Company income, gain, loss, deduction and expense may be required to be included in determining such member's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of Company tax items may differ from the treatment of such items for federal income tax purposes.

      The Investment Adviser has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the members (where and to the extent permissible under applicable law). If the Investment Adviser decides to make any such composite, group or similar filing, such a filing would eliminate a member's filing requirement in such a jurisdiction arising by reason of an investment in the Company. Each member will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Company in connection with any such composite, group or similar filing will be treated as an advance to the relevant members (with interest being charged thereon) and will be recouped by the Company out of any distributions subsequently made to the relevant members. Such advances may be funded by the Investment Adviser or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Company to the Investment Adviser (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Company from the relevant members, will be specially allocated to such members, and such interest expense may be subject to limitations on deductibility (see "Investment Interest Limitation" above). Such taxes may be higher or lower than what a member's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

      PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS.




                            ERISA CONSIDERATIONS

GENERAL

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (b) plans (as defined in Section 4975(e)(1) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each of (a), (b) and (c), a "Plan") and (d) persons who have certain specified relationships to Plans ("Parties in Interest" under ERISA and "Disqualified Persons" under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and such insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and Section 4975 of the Code prohibit certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plan. Violations of these rules may result in the imposition of excise taxes and other penalties and liabilities under ERISA and the Code.

      The United States Department of Labor (the "DOL") has promulgated a regulation, 29 C.F.R. ss.2510.3-101 (the "Plan Assets Regulation") describing what constitutes the assets of a Plan with respect to the Plan's investment in an entity for purposes of the fiduciary responsibility provisions of Title I of ERISA and Section 4975 of the Code. Under the Plan Assets Regulation, if a Plan invests in an "equity interest" of an entity that is neither a "publicly offered security" nor a security issued by an investment company registered under the 1940 Act, the Plan's assets are deemed to include both the equity interest itself and an undivided interest in each of the entity's underlying assets, unless it is established that the entity is an "operating company" or that equity participation by "benefit plan investors" is not "significant."

      The Units will most likely be deemed "equity interests" in the Company for purposes of the Plan Assets Regulation; the Company will not be registered under the 1940 Act; and it is not likely that the Company will qualify as an "operating company" for purposes of the Plan Assets Regulation. Therefore, if equity participation in the Units by Benefit Plan Investors (as defined below) is "significant" within the meaning of the Plan Assets Regulation, the assets of the Company could be deemed to be the assets of Plans investing in the Units. If the assets of the Company were deemed to constitute the assets of an investing Plan, (i) transactions involving the assets of the Company could be subject to the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Code, (ii) the assets of the Company could be subject to ERISA's reporting and disclosure requirements, and (iii) the fiduciary causing the Plan to make an investment in the Units could be deemed to have delegated its responsibility to manage the assets of the Plan.

      Under the Plan Assets Regulation, equity participation in an entity by Benefit Plan Investors is "significant" on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interest in the entity is held by Benefit Plan Investors (the "25% Limitation"). The term "Benefit Plan Investor" is defined to include any (i) "employee benefit plan" (as defined in Section 3(3) of ERISA), whether or not subject to Title I of ERISA, including without limitation governmental plans, foreign pension plans and church plans, (ii) "plan" (as defined in Section 4975(e)(1) of the Code), whether or not subject to Section 4975 of the Code, including without limitation individual retirement accounts and Keogh plans, or (iii) entity whose underlying assets include plan assets by reason of such an employee benefit plan's or plan's investment in such entity, including without limitation, as applicable, an insurance company general account. For purposes of making determinations under the 25% Limitation, (i) the value of any equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person (each such person or affiliate, a "Controlling Person"), is disregarded, and (ii) only the proportion of an insurance company general account's equity investment in the entity that represents plan assets is taken into account.

RESTRICTIONS ON PURCHASE FOR PURPOSES OF THE 25% LIMITATION

      The Company intends to limit equity participation in the Company by Benefit Plan Investors to less than 25% of the Units. In order to effect this limitation, each prospective purchaser of the Units will be required to make certain representations and agree to additional transfer restrictions. No Units will be sold to prospective purchasers that have represented that they are Benefit Plan Investors or Controlling Persons to the extent that such sale would result in Benefit Plan Investors owning 25% or more of the Units (excluding any Units held by Controlling Persons that are not Benefit Plan Investors). In addition, as a condition to the transfer of Units after the initial offering thereof, each prospective transferee will be required to make a representation as to whether such transferee is a Benefit Plan Investor or Controlling Person, and the Company will not register the transfer of such Units to persons that have represented that they are Benefit Plan Investors or Controlling Persons to the extent such transfer would result in Benefit Plan Investors owning 25% or more of the Units (excluding any Units held by Controlling Persons that are not Benefit Plan Investors) and such transfer shall be null and void.

SPECIAL CONSIDERATIONS APPLICABLE TO INSURANCE COMPANY GENERAL ACCOUNTS

      Any purchaser that is an insurance company using the assets of an insurance company general account should note that the Small Business Job Protection Act of 1996 added new Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and
Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor issued final regulations effective January 5, 2000 (the "General Account Regulations"), with respect to insurance policies issued on or before December 31, 1998, that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfies various conditions. Section 401(c) also provides that, except in the case of avoidance of the General Account Regulation and actions brought by the Secretary of Labor relating to certain breaches of fiduciary duties that also constitute breaches of state or federal criminal law, until the date that is 18 months after the General Account Regulations become final, no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Code may result on the basis of a claim that the assets of the general account of an insurance company constitute the "plan assets" of any such plan. The plan asset status of insurance company separate accounts is unaffected by new Section 401(c) of ERISA, and separate account assets continue to be treated as the plan assets of any such plan invested in a separate account. Purchasers acting on behalf of an insurance company general account should note that for purposes of determining compliance with the 25% Limitation, unless otherwise agreed to in writing by the Company, 100% of the Units held by or on behalf of an insurance company general account will be deemed to be held by a Benefit Plan Investor.

ADDITIONAL PLAN INVESTMENT CONSIDERATIONS

      Prior to making an investment in the Units, prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code and the potential consequences of such investment with respect to their specific circumstances. Moreover, each Plan fiduciary should take into account, among other considerations, whether the fiduciary has the authority to make the investment; whether the investment constitutes a direct or indirect transaction with a Party in Interest or Disqualified Person; the composition of the Plan's portfolio with respect to diversification by type of asset; the Plan's funding objectives; the tax effects of the investment; and whether under the general fiduciary standards of investment prudence and diversification an investment in the Units is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. In this regard, potential Plan investors should take note of the special forfeiture provisions that may be applicable in connection with delinquent capital contributions.

      Governmental plans, foreign pension plans and certain church plans are not generally subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code. However, such plans are deemed to be "Benefit Plan Investors" within the meaning of the Plan Assets Regulation and are subject to the 25% Limitation described herein.

      The sale of any Units to a Plan is in no respect a representation by the Company that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.



                            DESCRIPTION OF UNITS



      The Company has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Appendix A. Investors will become members of the Company, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. See "Capital Accounts, Allocations and Distributions."



SUMMARY OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT


      The Operating Agreement governs the relationships, rights, and obligations of the investors in the Company. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this Prospectus. The Operating Agreement is subject to the provisions of the Investment Company Act. The statements made herein do not purport to be complete and are qualified by reference to the Operating Agreement. Prospective investors should study the entire Operating Agreement before signing the Subscription Agreement.


      Fund Capital. Except as specifically provided in the Operating Agreement, no investor is entitled to interest on any capital contribution to the Company or on such investor's capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor's capital contribution. No investor is required to make any additional capital contributions to the Company beyond the amount of the investor's subscription, which will be payable in two equal installments. See "Limited Liability of Investors."


      Voting Rights of Investors. Investors cannot participate in the management or control of the Company. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Company matters. Upon notification to the Company, investors may obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor's interest as an investor in the Company.

      Subject to the provisions described below, the investors may: (i) approve and elect and for cause disapprove and remove the members of the Board of Managers; (ii) approve or disapprove proposed changes in the nature of the Company's business so as to cause the Company to cease to be, or to withdraw its election as, a BDC under the Investment Company Act;
(iii) to the extent required by the Investment Company Act, approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers; (iv) to the extent required by the Investment Company Act, ratify or reject the appointment of the independent accountants of the Company;
(v) to the extent required by the Investment Company Act, terminate the Company's independent accountants; (vi) extend the time of termination and dissolution of the Company; (vii) to the extent required by the Investment Company Act, consent to the dissolution of the Company; (viii) select a liquidator; (ix) approve certain amendments to the Operating Agreement; and
(x) approve any other matters related to the business of the Company that the Investment Company Act requires to be approved by the investors so long as the Company is a BDC subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

      Transferability of Units. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Company (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Company without the consent of the Company, which consent may be withheld in its sole and absolute discretion. No member will have the right to require the Company to redeem his, her or its Units. In addition, none of the Company, the Investment Adviser or the Investment Sub-Adviser (or any of their respective affiliates) will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

      The issuance of Units is not subject to any preemptive rights, redemption rights or sinking fund and Units are not convertible into any other security of the Company.

OUTSTANDING SECURITIES

           (1)                   (2)                   (3)               (4)
                                              AMOUNT HELD BY       AMOUNT OUTSTANDING
                                               REGISTRANT          EXCLUSIVE OF  AMOUNT
      TITLE OF CLASS          AUTHORIZED     OR FOR ITS ACCOUNT       SHOWN UNDER (3)
      --------------           ---------     ------------------       ---------------
   Units of Membership        Unlimited              0                  1
         Interest



LIABILITY OF MEMBERS


      You will not be liable for any obligations of the Company in excess of your capital account balance, plus your share of undistributed profits, except that you will be obligated to pay your full subscription amount. However, if you receive a distribution from the Company and after such distribution the liabilities of the Company exceed the fair value of the Company's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Company. The Company has no intention of making such a distribution. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.



DUTY OF CARE


      The Operating Agreement provides that the members of the Board of Managers shall not be personally liable to the Company for the debts, obligations or liabilities of the Company; obligated to cure any deficit in any capital account; required to return all or any portion of any capital contribution; or required to lend any funds to the Company. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Company, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Company for any action or inaction on the part of the Company or otherwise in connection with the business or affairs of the Company or any portfolio company. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Company, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Company. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability, to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.


AMENDMENT OF THE OPERATING AGREEMENT

      Subject to the requirements of the Investment Company Act, the Board of Managers may adopt amendments without a vote of the members provided such amendments do not impair the limited liability of the members, adversely affect the tax status of the Company as a partnership or increase the amounts distributed to the investment advisers while decreasing the amounts distributed to other members (unless approved by a majority of the disinterested directors and a majority of the Board of Managers).

      Amendments to the Operating Agreement may be proposed by any Manager, the Investment Adviser or by members owning in the aggregate, at least 10% of the outstanding Units. The person or persons proposing such amendments must submit to the Board of Managers (i) the text of the amendment, (ii) the purpose of the amendment, and in the case of proposals by members, (iii) an opinion of counsel reasonably acceptable to the Board of Managers that the proposed amendment is permitted by the Investment Company Act, the Delaware Limited Liability Company Act, applicable state and federal laws, and that the proposed amendment will not impair the limited liability of the members or adversely affect the classification of the Company as a partnership for federal income tax purposes.

      To the extent required by the Investment Company Act, the Board of Managers shall submit all proposals validly presented to the Board of Managers to the members for a vote. Proposals approved by the Board of Managers will be adopted with the affirmative vote of a majority of the members, proposals which do not have the approval of the Board of Managers require the vote of more than 67% of the members for adoption.



POWER OF ATTORNEY

      By purchasing an interest in the Company, each member will appoint the Investment Adviser and each member of the Board of Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Company as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Company or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

      The power-of-attorney is a special power-of-attorney coupled with an interest in favor of the Investment Adviser and each member of the Board of Managers and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a member subject to and in accordance with the Operating Agreement.

TERM, DISSOLUTION AND LIQUIDATION


The Company will be dissolved:

     o on the tenth anniversary of the Termination Date, provided that the Board of Managers may extend termination for up to two additional periods of up to two years each; provided further, that termination may be extended to such later date with the approval of members holding at least two-thirds of the total number of votes eligible to be cast;

     o upon the affirmative vote to dissolve the Company by both (1) the Board of Managers and (2) members holding at least two-thirds of the total number of votes eligible to be cast by all members;


     o upon the failure of members to elect successor members of the Board of Managers at any meeting called by the Company when no members of the Board of Managers remain; or

     o    as required by operation of law.



     Upon the occurrence of any event of dissolution, the Investment Adviser, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Company and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."


      Upon the dissolution of the Company, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Company, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members, and (3) finally to members and the Investment Adviser proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Investment Adviser or liquidator determines that such a distribution would be in the interests of the members in facilitating an orderly liquidation.


                            SELLING ARRANGEMENTS


DISTRIBUTOR

      Units are offered for sale by Charles Schwab & Co., Inc. (the "Distributor"), a registered broker-dealer and the Company's distributor. Charles Schwab & Co., Inc. is a member of the Securities Investor Protector Corporation and New York Stock Exchange. The Distributor is an indirect, wholly owned subsidiary of The Charles Schwab Corporation, the parent company of U.S. Trust Corporation and an affiliate of the Investment Adviser and Investment Sub-Adviser. The Distributor has entered into a Distribution Agreement with the Company pursuant to which the Distributor has agreed to act as the principal distributor for the Units. This agreement is an agency agreement only and places the Distributor under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. The Distributor will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Company's Units. The Distributor is located at 101 Montgomery Street, San Francisco, California 94101.

      The Investment Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of Units through such Selling Agents acting as brokers or agents for their customers. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering.

      The Company has agreed to indemnify the Distributor and each Selling Agent who enters into a Selling Agent Agreement against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any principal underwriter against any liability to the Company or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.



                               LEGAL MATTERS


      The validity of the Units offered hereby will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.



                            INDEPENDENT AUDITORS

      The Statement of Assets and Liabilities of the Company included in this Prospectus has been audited by Ernst & Young, LLP, independent certified public accountants, as stated in their report included herein, and is included herein in reliance upon such report given on their authority as experts in auditing and accounting. Ernst & Young, LLP is located at 787 Seventh Avenue, New York, New York 10019.


                           AVAILABLE INFORMATION


      The Company is required to file reports, including quarterly and annual reports, with the Securities and Exchange Commission. Information about the Company can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

      Investors should rely only on the information contained in this prospectus. The Company has not authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Company, the Distributor or any selling agent is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Company's business, financial condition, results of operations and prospectus may have changed since that date.



                             REPORTS TO MEMBERS

      The Company will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law. The Company does not intend to hold annual meetings of its Unitholders.



FINANCIAL STATEMENTS


      The following comprise the financial statements of the Company:

      o     Report of Independent Auditors;

      o     Statement of Assets and Liabilities; and

      o     Notes to Financial Statements.


                       REPORT OF INDEPENDENT AUDITORS



To the Members and Board of Directors
Excelsior Venture Partners III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (the "Fund") as of July 28, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC at July 28, 2000, in conformity with accounting principles generally accepted in the United States.




                                                ERNST & YOUNG LLP

New York, New York
July 31, 2000




===============================================================================
                    Excelsior Venture Partners III, LLC
                    Statement of Assets and Liabilities
===============================================================================
                               July 28, 2000
-------------------------------------------------------------------------------
ASSETS:
  Cash ..............................................................$     500
  Deferred offering costs............................................ 1,356,200
-------------------------------------------------------------------------------

        TOTAL ASSETS                                                  1,356,700
                                                                     ==========
-------------------------------------------------------------------------------

LIABILITIES:
  Offering costs payable............................................. 1,356,200
                                                                     ==========
-------------------------------------------------------------------------------

        TOTAL LIABILITIES ........................................... 1,356,200
                                                                     ==========
-------------------------------------------------------------------------------

NET ASSETS...........................................................$      500
                                                                     ==========

MEMBERSHIP INTERESTS OUTSTANDING.....................................         1
                                                                     ==========

NET ASSET VALUE PER UNIT ............................................$      500
                                                                     ----------
===============================================================================

NET ASSETS CONSISTED OF THE FOLLOWING AT JULY 28,  2000:
  Paid-in capital ...................................................$      500
                                                                     ----------
       NET ASSETS ...................................................$      500
                                                                     ==========
===============================================================================


   Notes to Financial Statements are an integral part of this Statement.



                    EXCELSIOR VENTURE PARTNERS III, LLC

                       NOTES TO FINANCIAL STATEMENTS


      NOTE 1 - ORGANIZATION

      Excelsior Venture Partners III, LLC (the "Company") is a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act, and which has registered its securities for sale under the Securities Act of 1933. The Company was established as a Delaware limited liability company on February 18, 2000 and maintains a fiscal year end of October 31. The Company is authorized to offer an unlimited number of units of membership interests ("units") with no par value. The minimum subscription is $100,000.

      Certain costs incurred and to be incurred in connection with the initial offering of shares of the Company are estimated at $1,356,200. Each member's share of these costs will be deducted from his or her initial capital contribution on or shortly after the final subscription closing. The Company has no operations to date, other than the sale to David Fann, President and Co-CEO of the Company, of one unit on July 7, 2000.

      NOTE 2 - OFFERING COSTS

      The Company estimates incurring offering expenses of $1,356,200, comprised of $1,025,000 for legal and consulting, $30,000 for printing, $50,000 for advertising and marketing, $231,200 in registration, and $20,000 in other offering costs. In the event the Company does not raise enough capital to pay the offering costs incurred by the Company, U.S. Trust Company will assume payment of all offering costs incurred by the Company.

      NOTE 3 - CONTINGENT LIABILITIES

      The Company has entered into an agreement with Charles Schwab & Co., Inc. ("Schwab" or the "Distributor") whereby Schwab will pay the organization expenses of the Company if the Company receives less than $300,000,000 in subscriptions from its initial public offering of units. In the event the Company does receive subscriptions totaling $300,000,000 or more, the Company will pay its own organization expenses, and each member's share of these costs will be deducted from his or her initial capital contribution on or shortly after the final subscription closing. The Company estimates organization expenses to be $50,000, comprised of $10,000 for audit fees and $40,000 for legal and consulting fees.

      NOTE 4 - AGREEMENTS

      In return for its services and expenses which the Investment Adviser assumes under the Investment Advisory Agreement, the Company will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Company's average quarterly net assets through the fifth anniversary of the final closing date and 1.00% of net assets thereafter. In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on all direct investments determined net of cumulative realized and unrealized losses on all investments of any type. The Incentive Carried Interest will be determined annually as of the end of each calendar year.

      Pursuant to an Administrative, Accounting and Investor Services Agreement, the Company retains PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank N.A., as Administrator. In addition, PFPC Trust Company serves as the Fund's custodian, and PFPC serves as transfer agent.

      The Investment Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of units through such Selling Agents acting as brokers or agents for their customers. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering.


                          TABLE OF CONTENTS OF THE
                    STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
Capital Accounts, Allocations and Distributions                        B-2

Frequently Asked Question                                              B-3


      Until ninety days after the effective date, all dealers effecting transactions in the Units, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligations of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.


                                                                 APPENDIX A


               LIMITED LIABILITY COMPANY OPERATING AGREEMENT

                                     OF

                    EXCELSIOR VENTURE PARTNERS III, LLC

      This LIMITED LIABILITY COMPANY OPERATING AGREEMENT (the "Agreement") of Excelsior Venture Partners III, LLC, a Delaware limited liability company (the "Company"), is made as of the 26th day of May, 2000, by and among the initial member and the other parties who shall hereafter be admitted as members and whose names and addresses are listed from time to time as members on Schedule A hereto, as members (each, a "Member" and collectively, the "Members") and has been executed for the purpose of providing for the operation of the Company pursuant to the provisions of the Delaware Limited Liability Company Act.

      Accordingly, in consideration of the mutual covenants contained herein, the Members agree as follows:


                                 ARTICLE I

                                DEFINITIONS

            As used herein, the following terms shall have the following mean ings and all such terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time except as otherwise specifically provided herein:

      "Act" means the Delaware Limited Liability Company Act, as at any time now existing or in the future.

      "Adjusted Capital Account Deficit" shall mean, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Period, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts which such Member is obligated to restore or is deemed to be obli gated to restore pursuant to Treasury Regulations under Section 704 of the Code; and

                  (ii) Debit to such Capital Account the items de scribed in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5) and
      (6).

      The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith.

      "Affiliate" shall mean an affiliated person, as that term is defined in the Investment Company Act, of a Special Member and any officer, director, employee or member of an investment committee of such affiliated person.

      "Agreement" means this Limited Liability Company Operating Agreement as originally executed and as amended, modified, supplemented or restated from time to time.

      "Applicable Rate" shall mean a rate per annum equal, at the time of determi nation, to the sum of (i) the highest "prime rate" then published in the "Money Rates" section of The Wall Street Journal or in such successor publication as shall be acceptable to the Board of Managers, and
(ii) two percent (2%).

      "Appropriate Officer" means an officer of the Company appointed in accor dance with Section 4.7(d), who has not resigned, been removed, or become Incapaci tated.

      "Board of Managers" shall mean those natural persons who at any given time are serving as Managers of the Company in accordance with this Agreement.

      "Capital Accounts" shall have the meaning specified in Section 7.2.

      "Capital Commitment" shall mean, for any Member, the amount set forth opposite his, her or its name on Schedule A hereto, as amended from time to time (i) to take account of Capital Contributions made by Members, and (ii) as otherwise provided in this Agreement.

      "Capital Contribution" shall mean with respect to any Member, the amount contributed by such Member to the capital of the Company pursuant to this Agree ment.

      "Capital Demand Date" shall have the meaning specified in Section
7.1(b).

      "Capital Demand Notice" shall have the meaning specified in Section
7.1(b).

      "Capital Investment" shall mean, with respect to any Member, the Capital Contribution of such Member net of the return to such Member by the Company of any portion thereof.

      "Closing" shall have the meaning specified in Section 7.1(a).

      "Closing Date" shall have the meaning specified in Section 7.1(a).

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision of succeeding law).

      "Company" means Excelsior Venture Partners III, LLC, a Delaware limited liability company .

      "Company Expenses" means any expenses incurred by the Company during a Fiscal Period including, but not limited to, fees and expenses of the Board of Managers; fees and expenses of the Investment Adviser; expenses of registering the Units for sale under federal and state securities laws and other expenses in connec tion with the offering of the Units; interest; taxes; fees and expenses of the Com pany's legal counsel and independent accountants; fees and expenses of the Com pany's administrator, transfer agent and custodian; expenses of printing and mailing Unit certificates (if any), reports to Members, notices to Members, proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registra tion of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of Members' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with the offering of its Units; indemnification costs and expenses; and all of the Company's other business and operating expenses.

      "Direct Investments" means investments in domestic companies in which the equity is closely held by company founders, management and/or a limited number of investors, negotiated private investments in public companies and investments in foreign companies in which the equity is closely held by company founders, manage ment and/or a limited number of investors.

      "Disinterested Manager" shall mean any member of the Board of Managers that is not an "interested person" of the Company as such term is defined in the Investment Company Act, as the same may be amended from time to time.

      "Final Subscription Closing Date" shall mean the date of the final closing of the offering of the Company's Units not later than December 31, 2000 or such later date as determined by the Board of Managers.

      "Fiscal Period" means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

      (i)   December 31 of such period; and

      (ii) any other day as determined in the sole and absolute discretion of the Board of Managers.

      "Fiscal Year" means the period commencing on February 18, 2000 and ending on the first October 31st following the Closing Date, and thereafter each period commencing on November 1st of each year and ending on October 31st of each year (or on the date of a final distribution pursuant to Section 13.2), unless the Board of Managers shall designate another fiscal year for the Company.

      "40 Act Majority of Members" means the lesser of (a) the holders of 67% or more of the outstanding Units present at a meeting of Members at which the holders of more than 50% of the outstanding Units are present in person or by proxy or (b) more than 50% of the outstanding Units.

      "Incentive Carried Interest" means, for any given Fiscal Period, an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains on Direct Investments realized by the Company from the commencement of operations through the end of such Fiscal Period over the sum of:

      (i) the cumulative amount of all capital losses on all investments of any type realized by the Company from the commencement of operations through the end of such Fiscal Period; and

      (ii) the excess, if any, of the aggregate amount of unrealized capital depreciation on all Company investments of any type over the aggre gate amount of all unrealized capital appreciation on all Company investments of any type, each as determined as of the close of such Fiscal Period.

      "Indemnified Liabilities" shall have the meaning specified in Section 11.2(a).

      "Indemnified Person" shall have the meaning specified in Section
11.2(a).

      "Incapacity" shall mean as to any Person, the entry of an order for relief in a bankruptcy proceeding ("bankruptcy"), entry of an order of incompetence or insanity or the death, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

      "Interest" shall mean a Member's rights and interest in the Company.

      "Interested Manager" shall mean any member of the Board of Managers that is an "interested person" of the Company as such term is defined in the Investment Company Act, as the same may be amended from time to time.

      "Investment Adviser" means any Person who is party to an Investment Advisory Agreement with the Company.

      "Investment Advisory Agreement" means any agreement between or among the Company and any Person or Persons that provides for the provision of invest ment advisory services by such Person to the Company and the payment therefor as in effect from time to time.

      "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

      "Investment Proceeds" shall have the meaning specified in Section
8.2.

      "Majority in Interest of the Members" means Members who in the aggregate own more than 50% of the outstanding Units.

      "Manager" shall mean a member of the Board of Managers of the Company. Each Manager shall be a manager within the meaning of the Act, afforded the limitation of liability accorded to managers thereunder.

      "Member" means any Person admitted to the Company as a member of the Company pursuant to the provisions of this Agreement and named as a member of the Company in the books and records of the Company, including any Person admitted as a Substituted Member, in such Person's capacity as a member of the Company. "Members" means two or more Persons acting in their capacity as members of the Company.

      "Net Loss" shall mean the net loss of the Company with respect to a Fiscal Period, as determined for federal income tax purposes, provided that such loss shall be decreased by the amount of all income during such period that is exempt from federal income tax and increased by the amount of all expenditures made by the Company during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

      "Net Profit" shall mean the net income of the Company with respect to a Fiscal Period, as determined for federal income tax purposes, provided that such income shall be increased by the amount of all income during such period that is exempt from federal income tax and decreased by the amount of all expenditures made by the Company during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

      "Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

      "Nonrecourse Liability" shall have the meaning set forth in Treasury Regula tions Section 1.752-l(a)(2).

      "Partner Nonrecourse Debt" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(4).

      "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Treasury Regulations Section 1.704-2(i)(2).

      "Partner Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations Section 1.704-2(i).

      "Partnership Minimum Gain" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(2).

      "Pass-Through Member" shall have the meaning set forth in Section
10.5.

      "Permitted Transfer" shall have the meaning specified in Section
9.2(a).

      "Person" means any natural person, individual, corporation, partnership, trust, estate, limited liability company, custodian, unincorporated organization or associa tion or any other entity.

      "Portfolio Companies" means any Person in which the Company makes an investment, other than a Short-Term Investment.

      "Portfolio Investments" means investments in Portfolio Companies and Short-Term Investments.

      "Prospectus" shall mean the prospectus of the Company as included in the most recent effective registration statement of the Company under the Securities Act of 1933, as amended, as such prospectus may be amended or supplemented from time to time.

      "Regulatory Allocations" shall have the meaning set forth in Section
7.4(e).

      "Short-Term Investments" means liquid investments in interest-bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit, commercial paper and other short-term securities.

      "Special Member" shall mean a Member admitted pursuant to Section
6.1.

      "Subscription Agreement" means a contract for the purchase of Units.

      "Substituted Member" means any Person admitted to the Company as a Member pursuant to the provisions of Section 9.5 and shown as a Member in the books and records of the Company.

      "Supermajority of Members" means Members who in the aggregate own more than 67% of the outstanding Units.

      "Tax Matters Member" shall have the meaning set forth in Section
10.5.

      "Transfer" shall have the meaning specified in Section 9.2(a).

      "Treasury Regulations" shall mean the income tax regulations, including temporary regulations, promulgated under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding income tax regulations).

      "Unit" means the unlimited number of common equity interests of the Company and are the increment by which Interests of Members other than the Special Member are measured; and includes fractions of Units as well as whole Units. Each Unit is divided into 1,000 shares.

      "Unpaid Capital Obligation" shall mean an amount equal to the Capital Commitment of a Member that has not at the time been contributed to the Company.


                                 ARTICLE II

                             GENERAL PROVISIONS

            2.1 Formation. Excelsior Private Equity Fund III, LLC was formed as a limited liability company under the laws of the State of Delaware by the filing of the Certificate of Formation on the 18th day of February, 2000 pursuant to the Act. The Company filed an Amended Certificate on the 26th day of April, 2000 changing the name of the Company to Excelsior Venture Partners III, LLC. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act.

            2.2 Name. The name of the Company is "Excelsior Venture Partners III, LLC" The name of the Company may be changed from time to time by the Board of Managers.

            2.3 Purpose. The Company has been formed initially primarily for the purpose of acting as a vehicle for collective investment, and may engage in any legal activity whatsoever, without limitation. The Company is authorized and empowered to elect to operate, and to operate, as a business development company under the Investment Company Act.

            2.4 Principal Place of Business. The Company shall maintain its office and principal place of business at, and its business shall be conducted from, 114 West 47th Street, New York, New York 10036, or such place or places inside or outside the United States as the Board of Managers may determine.

            2.5 Registered Office and Registered Agent. The address of the Company's registered office and registered agent for service of process in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The address of the Company's registered office and registered agent for service of process in the State of Delaware of the Company may be changed from time to time by the Board of Managers.

            2.6 Term. The Company will terminate and dissolve as set forth herein on the earlier of the tenth anniversary of the Final Subscription Closing Date. or the dissolution prior thereto pursuant to the provisions hereof; provided, however, that the Board of Managers may twice extend the time of termination and dissolution beyond the tenth anniversary of the Final Subscription Closing Date, with each such extension being for a period of not more than two years as determined by the Board of Managers and, provided further, with the approval of the Board of Managers, Members, by the vote of a Majority in Interest of the Members, may extend the time of termination and dissolution of the Company to any date.

            2.7 Title to Company Property. All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member or Manager, individually, shall have title to or any interest in such property.

            2.8 No State Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture and that no Member or Manager be a partner or joint venturer of any other Member or Manager for any purposes other than applicable tax laws. This Agreement may not be construed to suggest otherwise. Notwithstanding the foregoing, the Members intend that the Company shall be treated as a partnership for tax purposes.

            2.9 No Liability of Members. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member or Manager shall be obligated personally for any such debt, obligation or liability of the Com pany solely by reason of being a Member or Manager.

                                ARTICLE III

                  MEMBERS; CAPITAL STRUCTURE; AND MEETINGS

            3.1 Members. The name, address and Capital Commitment of each initial Member is as set forth on Schedule A hereto. From time to time, the books and records of the Company shall, and Schedule A hereto shall, be amended to reflect the name, address and Capital Commitment of each Member (including, as permitted by this Agreement, adding the name, address and Capital Contribution of each additional Member who is admitted or becomes a Substituted Member pursuant to the transfer of Interests and deleting the name, address and Capital Commitment of Persons ceasing to be Members). The Members shall have the management and voting rights set forth in this Agreement and provided under the Act and the Invest ment Company Act and shall have all rights to any allocations and to any distribu tions as may be authorized and set forth under this Agreement and under the Act.

            3.2   Capital Structure.

                  (a) Subject to the terms of this Agreement, the Company is authorized to issue common equity interests in the Company designated as "Units," which shall constitute an unlimited number of limited liability company interests under the Act. Other than as set forth in this Agreement, each Unit shall be identical in all respects with each other Unit. Each Unit shall consist of 1,000 shares. The relative rights, powers, preferences, duties, liabilities and obligations of Members shall be as set forth herein.

                  (b) The Company is authorized to issue Units to any Person at such prices per Unit as may be determined by the Board of Managers or a duly authorized committee thereof and in exchange for either capital contributions or the provision of property, services or otherwise, as may be determined by the Board of Managers. The number of Units issued to Members shall be listed in the member ship records of the Company, which shall be amended from time to time by the Company as required to reflect issuances of Units to new Members, changes in the number of Units held by Members and to reflect the addition or cessation of Members. The number of Units held by each Member shall not be affected by any (i) issuance by the Company of Units to other Members or (ii) change in the Capital Account of such Member (other than such changes to reflect additional Capital Contributions from such Member in exchange for new Units). Subject to the requirements of the Investment Company Act, the Company is authorized to issue options or warrants to purchase Units, restricted Units, Unit appreciation rights, phantom Units and other securities convertible, exchangeable or exercisable for Units, on such terms as may be determined by the Board of Managers or a duly authorized committee thereof.

                  (c) In the sole discretion of the Board of Managers, the issued and outstanding Units may be represented by certificates. In addition to any other legend required with respect to a particular class, group or series of Units, each such certificate shall bear the following legend:

      "THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT COMPLYING WITH THE PROVISIONS OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT BY AND AMONG THE MEMBERS OF EXCELSIOR VENTURES PARTNERS III, LLC (THE "COM PANY"), AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE COMPANY. IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH
      IN SUCH AGREEMENT, NO TRANSFER OF THE INTERESTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "1933 ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS OR ALL APPLICABLE NON-U.S. SECURITIES LAWS OR (B) IF SUCH TRANSFER IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND PURSUANT TO SUCH EXEMPTION UNDER APPLICABLE STATE OR NON-U.S. SECURITIES LAWS, THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT."

            3.3 Changes to Capital Structure. Additional Persons may be admitted as Members, and additional Units or other equity interests may be created and issued from time to time; the terms of admission or issuance may provide for the creation of different classes, groups or series of membership interests having different rights, powers and duties, which rights, powers and duties may be senior, pari passu or junior to the rights, powers and duties of the Units, as determined by the Board of Managers. Any creation of any new class, group or series of units or other equity interests shall be reflected in a supplemental exhibit to this Agreement indicating such rights, powers and duties.

            3.4 No Management Responsibility. No Member, in such capacity, shall participate in the management or control of the business of or transact any business for the Company, but may exercise the voting rights and powers of a Member set forth in this Agreement. All management responsibility is vested in the Board of Managers. The Members hereby consent to the taking of any action by the Board of Managers, Appropriate Officers and the Special Member contemplated under this Agreement or otherwise permitted under the Act.

            3.5 No Authority to Act. No Member, in such capacity, shall have the power to represent, act for, sign for, or to bind the Company, except for the Special Member to the extent expressly set forth herein. All authority to act on behalf of the Company is vested in the Board of Managers, Appropriate Officers, and the Investment Adviser. The Members consent to the exercise by the Board of Managers, Appropriate Officers and the Investment Adviser of the powers conferred on them under this Agreement or otherwise permitted under the Act.

            3.6 No Preemptive Rights. Holders of Units will have no preemp tive rights with respect to the issuance of any membership or other equity interest in the Company or any other securities of the Company convertible into, or carrying rights or options to purchase any such membership or other equity interest.

            3.7 Redemption or Repurchase Rights. Except as otherwise provided in this Agreement, the Company shall not redeem or repurchase any Member's Units and no Member shall have the right to withdraw from the Company or to receive any return of any Capital Commitment.

            3.8 Member Meetings. Unless required by the Act or other applicable law, the Company is not required to hold annual or other regular meetings of Members. Special meetings of the Members may be called to consider any matter requiring the consent of all or any of the Members pursuant to this Agreement and as otherwise determined by the Board of Managers. Special meetings of the Members may be called by the Board of Managers or by Members who are the holders of not less than 66 2/3 % of the outstanding Units.

            3.9 Place of Meetings. The Board of Managers may designate any place, either within or outside of the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Managers. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive offices of the Company. Members may participate in a meeting in person, by proxy or by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time, and any such participation in a meeting shall constitute presence in person of such Member at such meeting.

            3.10  Notice of Members' Meetings.

                  (a) Written notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called shall be delivered not less than ten days nor more than ninety days before the date of the meeting, either personally, by facsimile, electronic mail or by postal mail, by or at the direction of the Board of Managers or Members calling the meeting to each Member of record entitled to vote at such meeting.

                  (b) Notice to Members, if mailed by post, shall be deemed delivered as to any Member when deposited in the United States mail, addressed to the Member, with postage prepaid, but, if two successive letters mailed to the last- known address of any Member are returned as undeliverable, no further notices to such Member shall be necessary until another address for such Member is made known to the Company. Notice to Members, if by facsimile or by electronic mail, shall be deemed delivered upon receipt of a confirmation of transmission.

                  (c) At an adjourned meeting, the Company may transact any business which might have been transacted at the original meeting without additional notice.


            3.11  Waiver of Notice.

                  (a) When any notice is required to be given to any Member of the Company under the provisions of this Agreement, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

                  (b)  By attending a meeting, a Member:

                  (i) Waives objection to lack of notice or defective notice of such meeting unless the Member, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting; and

                  (ii) Waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the Member objects to considering the matter when it is pre sented.

            3.12 Record Dates. For the purpose of determining the Members who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any distribution, or for the purpose of any other action, the Managers may fix a date and time not more than ninety (90) days prior to the date of any meeting of Members or other action as the date and time of record for the determination of Members entitled to vote at such meeting or any adjournment thereof or to be treated as Members of record for purposes of such other action, and any Member who was a Member at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action, even though he has since that date and time disposed of his Units, and no Member becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action.

            3.13 Voting Record. The Person having charge of the membership records of the Company shall make, at least two days before such meeting of Members, a complete record of the Members entitled to vote at each meeting of Members or any adjournment thereof, with the address of each. The record, for a period of two days prior to such meeting, shall be kept on file at the principal executive offices of the Company, and shall be subject to inspection by any Member for any proper purpose germane to the meeting at any time during usual business hours; provided, however, that such Member shall have made a demand to view such records not less than 5 business days after receipt of notice of such meeting, properly delivered to the Company and setting forth in reasonable detail the purpose for which such Member desires to view such information. The original membership records shall be the prima facie evidence as to who are the Members entitled to examine the record or transfer books or to vote at any meeting of Members.

            3.14 Voting; Quorum of Members; Vote Required. Except as otherwise set forth herein, each Member shall be entitled to one vote per Unit and a proportionate fractional vote for each fractional Unit upon all matters upon which Members have the right to vote based upon the Units of the Company as set forth in the membership records of the Company as of the applicable record date. The presence, in person or by proxy, of Members owning more than 50% of the Units at the applicable record date for the action to be taken constitutes a quorum for the transaction of business. If a quorum is present, the affirmative vote, in person or by proxy, of the owners of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Members, unless the vote of a greater proportion or number or voting by classes is required by the Act, the Investment Company Act or this Agreement. If a quorum is not represented at any meeting of the Members, such meeting may be adjourned by an Appropriate Officer.

      The Members shall have the following voting rights:

                  (a) to the extent required by the Investment Company Act or as otherwise provided for herein, the right to elect Managers by the affirmative vote of a plurality of votes cast;

                  (b) as provided herein, the right to remove Managers for cause by the affirmative vote of a Supermajority of Members at a meeting of Members duly called for such purpose;

                  (c) to the extent required by the Investment Company Act, the right to approve proposed changes in the nature of the Company's business so as to cause the Company to cease to be, or to withdraw its election as, a business development company under the Investment Company Act by the affirmative vote of a 40 Act Majority of Members;

                  (d) to the extent required by the Investment Company Act, the right to approve any proposed investment advisory agreement or to disapprove and terminate any such existing agreement by the affirmative vote of a 40 Act Majority of Members; provided, however, in the case of approval that such agree ment is also approved by a majority of Managers who are not parties to such contract or "interested persons" of any such party as such term is defined in the Investment Company Act, as the same may be amended from time to time;

                  (e) to the extent required by the Investment Company Act, the right to ratify the appointment of the independent accountants of the Company by the affirmative vote of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote; provided, however, that such appointment is approved by a majority of the Disinterested Managers;

                  (f) to the extent required by the Investment Company Act, the right to terminate the Company's independent accountants by the affirmative vote of a 40 Act Majority of Members;

                  (g) extension of the time of termination and dissolution of the Company to the extent provided in Section 2.6 hereof by the affirmative vote of a Majority in Interest of the Members;

                  (h) to the extent required by the Investment Company Act, the right to consent to the dissolution of the Company pursuant to Section
13.1 by the affirmative vote of a 40 Act Majority of Members;

                  (i) to the extent required by Section 13.2, the selection of a liquidator by the affirmative vote of a Majority of Interests of the Members;

                  (j) to the extent required by Section 14.1 or 14.3, the right to approve certain amendments to this Agreement by the affirmative vote of a Majority of Interests of the Members; and

                  (k) so long as the Company is subject to the provisions of the Investment Company Act, the right to approve any other matters that the Invest ment Company Act requires to be approved by the Members by the affirmative vote of Members as specified in the Investment Company Act.

            3.15 No Consent Required. Notwithstanding the foregoing, no vote, approvals, or other consent shall be required of the Members to amend this Agreement in any of the following respects: (i) to reflect any change in the amount or character of the Capital Contribution of any Member; (ii) to admit an additional Member or a Substituted Member or withdraw a Member in accordance with the terms of this Agreement; (iii) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the agreement among the Members in this Agreement; (iv) a change that is necessary to qualify the Company as a limited liability company under the laws of any state or that is necessary or advisable in the opinion of the Board of Managers to assure that the Company will not be treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes; (v) to reflect any change in the name or principal place of business of the Company; (vi) to make any other change or amendment that does not require the vote, approval or consent of Members under the Investment Company Act, the Act or expressly hereunder, provided that such change or Amendment has been approved by a majority of the Board of Managers and a majority of the Disinterested Managers.

            3.16 Limitations on Requirements for Consents. Notwithstanding any other provisions of this Agreement, but subject to the requirements of the Investment Company Act, in the event that counsel for the Company or counsel designated by Members holding not less than 10% of the Units owned by all Mem bers shall have delivered to the Company an opinion to the effect that either the existence of a particular consent right or particular consent rights or the exercise thereof will violate the provisions of the Act or the laws of the other jurisdictions in which the Company is then formed or qualified, will adversely affect the limited liability of the Members, or will adversely affect the classification of the Company as a partnership for federal or state income tax purposes, then notwithstanding the other provisions of this agreement, the Members shall no longer have such right, or shall not be entitled to exercise such right in the instant case, as the case may be.

            3.17 Informal Action by Members. Any action that may be taken by Members at a meeting of Members may be taken without a meeting without prior notice and without a vote if consent in writing setting forth the action to be taken is signed by the Members holding not less than the minimum percentage of Units that would be necessary to authorize or take such action at a meeting at which all the Members were present and voted, with prompt written notice thereof delivered to all Members. Written consent by the Members has the same force and effect as a vote of such Members held at a duly held meeting of the Members and may be stated as such in any document.

            3.18 Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any Member shall demand that voting be by ballot.

            3.19 No Cumulative Voting. No Members shall be entitled to cumulative voting in any circumstance.

            3.20  Representations and Warranties of Members; Indemnification.

                  (a) Each Member hereby represents and warrants to the Company and each other Member as follows:

                       (i) In each case to the extent applicable, such
            Member is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All requisite actions necessary for the due authorization, execution, delivery and performance of this Agreement by such Member have been duly taken.

                       (ii)Such Member has duly executed and deliv ered
            this Agreement. This Agreement constitutes a valid and binding obligation of such Member enforceable against such Member in accordance with its terms (except as may be lim ited by bankruptcy, insolvency, or similar laws of general application and by the effect of general principles of equity, regardless of whether considered at law or in equity).

                       (iii) Such Member's authorization, execution, delivery
            and performance of this Agreement does not and will not (i) conflict with, or result in a breach, default or violation of
            (A) to the extent applicable, the certificate or articles of incorporation, by-laws or other organizational documents of such Member, (B) any material contract or agreement to which that Member is a party or is otherwise subject, or (C) any law, order, judgment, decree, writ, injunction, or arbitration award to which that Member is subject; or (ii) require any consent, approval, or authorization from filing, or registration with, or notice to, any governmental authority or other Person, other than those that have already been obtained.

                       (iv)Such Member is familiar with the proposed
            business, financial condition, properties, operations, and prospects of the Company, and has asked such questions and conducted such due diligence concerning such matters and concerning its acquisition of any membership interests as it has desired to ask and conduct, and all such questions have been answered to its full satisfaction. Such Member has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an in vestment in the Company. Such Member understands that owning membership interests involves various risks, including the restrictions on transferability set forth in this Agreement, lack of any public market for such membership interests, the risk of owning its membership interests for an indefinite pe riod of time, and the risk of losing its entire investment in the Company. Such Member is able to bear the economic risk of such investment; is acquiring its membership interests for investment and solely for its own beneficial account and not with a view to or any present intention of directly or indirectly selling, transferring, offering to sell or transfer, participating in any distribution, or otherwise disposing of all or a portion of its membership interests.

                  (b) Each Member hereby indemnifies the Company from and against and agrees to hold the Company free and harmless from any and all claims, losses, damages, liabilities, judgments, fines, settlements, compromises, awards, costs, expenses or other amounts (including without limitation any attorney fees, expert witness fees or related costs) arising out of or otherwise related to a breach of any of the representations and warranties of such Member as set forth in this Section 3.21.

                  (c) such Member shall not transfer, sell, or offer to sell such Member's Units without compliance with the conditions and provisions of this Agreement;

                  (d) if such Member assigns all or any part of such Member's Units, then until such time as one or more assignees thereof are admitted to the Company as a Substituted Member with respect to the entire Interest so assigned, the matters to which any holder thereof would covenant and agree if such holder were to execute this Agreement as a Member shall be and remain true;

                  (e) such Member shall notify the Managers immediately if any representations or warranties made herein or in any subscription agreement should be or become untrue; and

                  (f) such Member shall not take any action that would have the effect of causing the Company (i) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (ii) otherwise to be treated as a corporation for federal income tax purposes.


                                 ARTICLE IV

                           MANAGEMENT OF COMPANY

            4.1 Board of Managers. The governing body of the Company shall be the Board of Managers, which shall have the power to control the manage ment and policies of the Company. The maximum number of managers shall initially be set at four (4), and may be increased or decreased by action of the Board of Managers provided that at no time shall the number of Managers be set at less than three (3) nor more than ten (10). The Managers shall be set forth in Schedule B hereto or in the official records of the Company. The Managers shall hold office until their successors are approved and elected, unless they are sooner removed pursuant to Section 4.4 or sooner resign pursuant to Section 4.3 or sooner are incapacitated pursuant to Section 4.5, as the case may be. Managers may succeed themselves in office. No reduction in the number of Managers shall have the effect of removing any Manager from office unless specially removed pursuant to
Section 4.4 at the time of such decrease. Subject to the requirements of the Investment Company Act, the Board of Managers may designate successors to fill vacancies created by an authorized increase in the number of Managers, the resignation of a Manager pursuant to Section 4.3, the removal of a member of the Board of Managers pursuant to Section 4.4 or the incapacity of a Manager pursuant to Section 4.5. In the event that no Managers remain, the Appropriate Officers shall continue the business of the Company and shall perform all duties of the Managers under this Agreement and shall as soon as practicable call a special meeting of Members for the purpose of approving and electing Managers. When Managers are subject to election by Members, Managers are elected by a plurality of the Units voting at the meeting. Managers may, but need not be, admitted to the Company as Members to act in their capacity as Managers.

            4.2 Disinterested Managers. Subject to the requirements of the Investment Company Act, at any time that the Company shall have in effect an election to be treated as a business development company under the Investment Company Act, then at least a majority of the members of the Board of Managers shall be Disinterested Managers. If at any time the number of Disinterested Manag ers is less than a majority, action shall be taken pursuant to Section 4.1 or Section 4.4 to restore the number of Disinterested Managers to at least a majority.

            4.3 Resignation by a Manager. A Manager may voluntarily resign from the Board of Managers upon the giving of notice thereof to the Company, such resignation to take effect upon receipt of such notice by the Company or such later date as set forth in such notice.

            4.4   Removal of a Manager; Designation of a Successor Manager.

                  (a) Any Manager may be removed either: (i) for cause by the action of at least two-thirds of the remaining Managers, including in the case of a Disinterested Manager a majority of the remaining Disinterested Managers; (ii) by failure to be re-elected by the Members at a meeting of Members duly called by the Managers for such purpose; or (iii) for cause by the affirmative vote of a Supermajority of Members. The removal of a Manager shall in no way derogate from any rights or powers of such Manager, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal.

                  (b) Subject to Section 4.2, the remaining Managers shall designate a successor Manager to fill any vacancy existing in the number of Manag ers fixed pursuant to Section 4.2 resulting from removal of a Manager. Any such successor Manager shall hold office until his or her successor has been approved and elected.

                  (c) Any removal of a Manager shall not affect any rights or liabilities of the removed Manager that matured prior to such removal.

            4.5   Incapacity of a Manager.

                  (a) In the event of the Incapacity of a Manager, the business of the Company shall be continued with the Company property by the remaining Managers. The remaining Managers shall, within 90 days, call a meeting of the Board of Managers for the purpose of designating a successor Manager. Any such successor Manager shall hold such office until his or her successor has been ap proved and elected. The Managers shall make such amendments to the certificate of formation and execute and file for recordation such amendments or other documents or instruments as are necessary and required by the Act or this Agreement to reflect the fact that such Incapacitated Manager has ceased to be a Manager, and the appointment of such successor Manager.

                  (b) In the event of the Incapacity of all Managers, an Appropriate Officer shall as promptly as practicable convene a meeting of Members for the purpose of electing new Managers nominated by the Special Member. Upon the Incapacity of a Manager, the Manager shall immediately cease to be a Manager.

                  (c) Any such termination of a Manager shall not affect any rights or liabilities of the Incapacitated Manager that matured prior to such Incapac ity.

            4.6 Continuation. In the event of the withdrawal, removal, or retirement of a Manager, the Company shall not be dissolved and the business of the Company shall be continued by the remaining Managers.

            4.7 Board of Managers Powers. Subject to the terms hereof, the Board of Managers shall have full and complete discretion in the management and control of the affairs of the Company, shall make all decisions affecting Company affairs and shall have all of the rights, powers, and obligations of a managing member of a limited liability company under the Act and otherwise as provided by law. The Board of Managers shall provide overall guidance and supervision with respect to the operations of the Company, shall perform all duties imposed on the directors of business development companies by the Investment Company Act, and shall monitor the activities of the Appropriate Officers, Investment Advisers and any administrator to the Company and distributor of the Company's securities. Except as otherwise expressly provided in this Agreement, the Board of Managers is hereby granted the right, power, and authority to do on behalf of the Company all things which, in its sole judgment, are necessary or appropriate to manage the Company's affairs and fulfill the purposes of the Company. Any determination as to what is in the interests of the Company made by the Managers in good faith shall be conclu sive. In construing the provisions of this Agreement, the presumption shall be in the favor of a grant of power to the Managers. The powers of the Managers include, by way of illustration and not by way of limitation, the power and authority from time to time to do the following:

                  (a) invest the assets of the Company in such investments as are consistent with the Company's purpose and employ one or more Investment Advisers to do the same;

                  (b)  incur all expenses permitted by this Agreement;

                  (c) to the extent that funds are available, cause to be paid all expenses, debts, and obligations of the Company;

                  (d) appoint and dismiss such Persons to serve as officers of the Company ("Appropriate Officers") with such powers and authority as may be provided to such Persons by the Board of Managers or by this Agreement;

                  (e) employ and dismiss from employment such agents, employees, managers, accountants, attorneys, consultants, and other Persons neces sary or appropriate to carry out the business and affairs of the Company, whether or not any such Persons so employed are affiliated persons of any Manager, and to pay such compensation to such Persons as is competitive with the compensation paid to unaffiliated Persons in the area for similar services;

                  (f) subject to the indemnification provisions in this Agree ment, pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend, or settle, upon such terms it deems sufficient, any obligation, suit, liability, cause of action, or claim, including tax audits, either in favor of or against the Company;

                  (g) enter into any sales, distribution, agency, or dealer agreements, and escrow agreements, with respect to the sale of Units and provide for the distribution of such Units by the Company through one or more Persons (which may be affiliated persons of a Manager or Managers), or otherwise; borrow money and issue multiple classes of senior indebtedness or a single class of Interests senior to the Units to the extent permitted by the Investment Company Act and repay, in whole or in part, any such borrowing or indebtedness and repurchase or retire, in whole or in part, any such Interests senior to the Units; and in connection with such loans or senior instruments to mortgage, pledge, assign, or otherwise encumber any or all properties or assets owned by the Company, including any income therefrom, to secure such borrowing or provide repayment thereof;

                  (h) establish and maintain accounts with financial institu tions, including federal or state banks, brokerage firms, trust companies, savings and loan institutions, or money market funds;

                  (i) make temporary investments of Company capital in Short-Term Investments;

                  (j) to the extent permitted by the Investment Company Act, form or cause to be formed one or more small business investment companies under the Small Business Investment Fund Act of 1958, as amended;

                  (k) establish valuation principles and periodically apply such principles to the Company's investment portfolio;

                  (l) to the extent permitted by the Investment Company Act, designate and appoint one or more agents for the Company who shall have such authority as may be conferred upon them by the Board of Managers and who may perform any of the duties of, and exercise any of the powers and authority conferred upon, the Board of Managers hereunder including, but not limited to, designation of one or more agents as authorized signatories on any bank accounts maintained by the Company;

                  (m) prosecute, protect, defend, or cause to be protected and defended, or abandon, any patents, patent rights, copyrights, trade names, trade marks, and service marks, and any applications with respect thereto, that may be held by the Company;

                  (n) take all reasonable and necessary actions to protect the secrecy of and the proprietary rights with respect to any know-how, trade secrets, secret processes, or other proprietary information and to prosecute and defend all rights of the Company in connection therewith;

                  (o) subject to the other provisions of this Agreement, to enter into, make, and perform such contracts, agreements, and other undertakings, and to do such other acts, as it may deem necessary or advisable for, or as may be incidental to, the conduct of the business contemplated by this Agreement, including, without in any manner limiting the generality of the foregoing, contracts, agree ments, undertakings, and transactions with any Member, Manager, Appropriate Officer or Investment Adviser or with any other person, firm, or corporation having any business, financial, or other relationship with any Member, Manager, Appropri ate Officer or Investment Adviser, provided, however, such transactions with such Persons and entities (i) shall only be entered into to the extent permitted under the Investment Company Act and (ii) shall be on terms no less favorable to the Company than are generally afforded to unrelated third parties in comparable transactions;

                  (p) purchase, rent, or lease equipment for Company pur poses;

                  (q) purchase and maintain, at the Company's expense, liability and other insurance to protect the Company's assets from third party claims; and cause the Company to purchase or bear the cost of any insurance covering any potential liabilities of the Members, Managers, Appropriate Officers, Investment Adviser or agents of the Company, or officers, employees, directors, members or partners of the Investment Adviser or any agent of the Company as well as the potential liabilities of any Person serving at the request of the Investment Adviser as a director of or adviser to a Portfolio Company;

                  (r) cause to be paid any and all taxes, charges, and assess ments that may be levied, assessed or imposed upon any of the assets of the Com pany;

                  (s) make or caused to be made any election on behalf of the Company under the Code and other tax laws and supervise the preparation and filing of all tax and information returns that the Company may be required to file;

                  (t) take any action that may be necessary or appropriate for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Members or to enable the Company to conduct the business in which it is engaged;

                  (u) admit Members to the Company in accordance with
Section 7.1; admit an assignee of a Member's Interest to be a Substituted Member in the Company, pursuant to and subject to the terms of Section 9.5, without the consent of any Member; admit additional Persons as members by creating and issuing Units or other equity interests from time to time with terms of admission or issuance providing for the creation of different classes, groups or series of member ship interests having different rights, powers and duties, which rights, powers and duties may be senior, pari passu or junior to the rights, powers and duties of the Units, as determined by the Board of Managers without the consent of Members;

                  (v) value the assets of the Company from time to time pursuant to and consistent with the policies of the Company with respect thereto as in effect from time to time;

                  (w) borrow money or otherwise incur indebtedness to fund loans and other investments subject to the provision of applicable law and this Agreement; each Member expressly agrees that any such borrowing may be secured by the assets of the Company and that its Capital Account may be pledged by the Company to secure any such borrowing or indebtedness;

                  (x) delegate all or any portion of its rights, powers and authority to any committee or subset of the Board of Managers, or to any Investment Adviser, Appropriate Officer or agent of the Company, subject to the control and supervision of the Managers; and

                  (y) perform all normal business functions, and otherwise operate and manage the business and affairs of the Company, in accordance with and as limited by this Agreement.

            4.8 Annual and other Regular Meetings of the Board of Managers. An annual meeting of the Board of Managers shall be held without notice other than this provision. The Board of Managers may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of the annual meeting and any additional regular meetings without notice other than such resolution.

            4.9 Special Meetings of the Board of Managers. Special meetings of the Board of Managers may be called by an Appropriate Officer or the Chairman of the Board of Managers, or, if no such Chairman exists, at the request of any two Managers. The person or persons authorized to call special meetings of the Board of Managers may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Managers called by them.

            4.10 Notice of Meetings of the Board of Managers. Written notice of any special meeting of the Board of Managers shall be given as follows:

                  (a) By mail to each Manager at the Manager's mailing address at least five business days prior to the meeting; or

                  (b) By personal delivery, e-mail or facsimile transmission at least three business days prior to the meeting to each Manager.

                  If mailed by post, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by e-mail or facsimile transmission such notice shall be deemed to be delivered when the e-mail or facsimile transmission is transmitted by the sender.

                  (c) Any Manager may waive notice of any meeting. The attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Managers need be specified in the notice or waiver of notice of such meeting.

            4.11 Quorum for Board of Managers Meetings. A majority of the number of Managers shall constitute a quorum for the transaction of business at any meeting of the Board of Managers, but if less than such majority is present at a meeting, a majority of the Managers present may adjourn the meeting from time to time without further notice.

            4.12 Manner of Acting for Board of Managers. Except as other wise required by the Act, the Investment Company Act or this Agreement the act of the majority of the Managers present at a meeting at which a quorum is present shall be the act of the Board of Managers. Each Manager shall be entitled to one vote upon all matters submitted to the Board of Managers.

            4.13 Written Consent by Board of Managers. Unless otherwise required by the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Managers or by a committee thereof may be taken without a meeting without prior notice and without a vote if the members of the Board of Managers or such committee that would be required to approve such action at a meeting consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Managers or such committee.

            4.14 Participation by Electronic Means by Board of Managers. Any Manager may participate in a meeting of the Board of Managers or any commit tee thereof in person or by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time. Except for purposes of the Investment Company Act, such participation shall constitute presence in person at the meeting.

            4.15 Committees of Managers. By resolution adopted by the Board of Managers, the Board of Managers may designate two or more Managers to constitute a committee, any of which shall have such authority in the management of the Company as the Board of Managers shall designate.

            4.16 Manager Presumption of Assent. A Manager of the Company who is present at a meeting of the Board of Managers at which action on any matter taken shall be presumed to have assented to the action taken unless a dissent shall be entered in the minutes of the meeting or unless the Manager files a written dissent to such action with the person acting as the secretary of the meeting before the adjourn ment thereof or shall forward such dissent by registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

            4.17 Manager Power to Bind Company. Unless the Board of Managers consists of one Manager, no Manager (acting in his capacity as such) shall have any authority to bind the Company to any third party with respect to any matter except pursuant to a resolution expressly authorizing such action which resolution is duly adopted by the Board of Managers by the affirmative vote required for such matter pursuant to the terms of this Agreement.

            4.18 Liability of the Managers. No Manager shall be (i) personally liable for the debts, obligations or liabilities of the Company, including any such debts, obligations or liabilities arising under a judgement decree or order of a court; (ii) obligated to cure any deficit in any Capital Account; (iii) required to return all or any portion of any Capital Contribution; or (iv) required to lend any funds to the Company.

            4.19 Reliance by Third Parties. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Board of Managers, the Appropriate Officers and the Special Member of the Company herein set forth.

            4.20 Appointment of Auditors. Subject to the approval or ratifica tion of the Members and the Disinterested Managers if and to the extent required under the Investment Company Act, the Board of Managers, in the name and on behalf of the Company, is authorized to appoint independent certified public accoun tants for the Company.

            4.21 Contracts with Affiliates. The Board of Managers may, on behalf of the Company subject to approval by a majority of the Managers who do not have an interest in the contract and a majority of the Disinterested Managers and to compliance with the Investment Company Act, enter into contracts for goods or services with any affiliate of a Manager, Member, Appropriate Officer, Investment Adviser or any other person, provided that the charges for such goods or services do not exceed those charged by unaffiliated Persons in the area for similar goods and services.

            4.22 Obligations of the Managers. The Managers shall devote such time and effort to the Company business as, in their judgment, may be necessary or appropriate to oversee the affairs of the Company.

            4.23 Other Business of Managers. Any Manager and any affiliate of any Manager may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Company or otherwise. Neither the Company nor any Member shall have any rights or obligations by virtue of this Agreement or the company relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Company, shall not be deemed wrongful or improper. Neither the Managers nor any affiliate of any Manager shall be obligated to present any investment opportunity to the Company.

            4.24  Limitations on Board of Managers and Appropriate Officers.

                  (a) Notwithstanding anything expressed or implied to the contrary in this Agreement (other than Section 7.1(f) and Article IX), the Board of Managers and the Appropriate Officers shall not authorize or otherwise cause or allow the Company to purchase all or any portion of any Member's Interest (or any attributes thereof).

                  (b) Notwithstanding anything expressed or implied to the contrary in this Agreement, the Board of Managers and the Appropriate Officers shall not (i) participate in the establishment of a secondary market (or the substantial equivalent thereof) with respect to the Interests for purposes of Treasury Regulation ss. 1.7704-1(d)(1) or (ii) take any action that would have the effect of causing the Company (A) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (B) otherwise to be treated as a corporation for federal income tax purposes.


                                 ARTICLE V

                                  OFFICERS

            5.1 Appropriate Officers. The day-to-day management and operation of the Company and its business shall be the responsibility of the Appro priate Officers of the Company, subject to the supervision and control of the Board of Managers. The Appropriate Officers shall, subject to the supervision and control of the Board of Managers, exercise all powers necessary and convenient for the purposes of the Company, on behalf and in the name of the Company. Notwith standing anything to the contrary contained herein, the acts of an Appropriate Officer in carrying on the business of the Company as authorized herein shall bind the Company.

            The Appropriate Officers of the Company shall be chosen by the Board of Managers and shall include a President, a Secretary and a Treasurer. The Board of Managers may also choose a Chairman of the Board of Managers (who must be a Manager), and the following additional Appropriate
Officers: a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, and one or more Vice Presidents (and, in the case of each Vice President, with such descriptive title, if any, as the Board of Managers shall determine), Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law. The officers of the Company need not be Members of the Company nor, except in the case of the Chairman of the Board, need such officers be Managers of the Company.

            5.2 Election of Officers. The Board of Managers shall elect the officers of the Company who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Managers; and all officers of the Company shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Managers may be removed at any time, with or without cause, by the affirmative vote of the Board of Managers or upon the Incapacity of such officer. Any vacancy occurring in any office of the Company shall be filled by the Board of Managers. The salaries of all officers of the Company shall be fixed by the Board of Managers. The Board of Managers may delegate such duties to any such officers or other employees, agents and consultants of the Company as the Board of Managers deems appropriate, including the power, acting individually or jointly, to represent and bind the Company in all matters, in accordance with the scope of their respective duties.

            5.3 Voting Securities Owned by the Company. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by the President or any Vice President or any other officer authorized to do so by the Board of Managers and any such officer may, in the name of and on behalf of the Company, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any entity in which the Company may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

            5.4 Chairman of the Board of Managers. The Chairman of the Board of Managers, if there be one, shall preside at all meetings of the Members and of the Board of Managers. The Chairman of the Board of Managers shall be selected from time to time by the Board of Managers. The Chairman of the Board of Manag ers shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Manag ers. During the absence or disability of the President, the Chairman of the Board of Managers shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Managers shall also perform such other duties and may exercise such other powers as may from time to time be assigned by this Agreement or by the Board of Managers.

            5.5 President. The President shall, subject to the control of the Board of Managers and, if there be one, the Chairman of the Board of Managers, have general supervision of the business of the Company and shall see that all orders and resolutions of the Board of Managers are carried into effect. The President or, when authorized by this Agreement, the Board of Managers or the President, the other officers of the Company shall execute all bonds, mortgages, contracts, docu ments and other instruments of the Company. In the absence or disability of the Chairman of the Board of Managers, or if there be none, the President, shall preside at all meetings of the Members and the Board of Managers. Unless the Board of Managers shall otherwise designate, the President shall be the Chief Executive Officer of the Company. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by this Agreement or by the Board of Managers.

            5.6 Vice Presidents. At the request of the President or in the President's absence or in the event of the President's inability or refusal to act (and if there be no Chairman of the Board of Managers), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Manag ers), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers and duties as the Board of Managers, the Chairman of the Board of Managers or the President from time to time may prescribe. The Vice President shall act under the supervision of the President. If there be no Chairman of the Board of Managers and no Vice President, the Board of Managers shall designate the officer of the Company who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

            5.7 Secretary. The Secretary shall attend all meetings of the Board of Managers and all meetings of Members and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Managers when required. The Secretary shall give, or cause to be given, notice of all meetings of the Members and special meetings of the Board of Managers, and shall perform such other duties as may be prescribed by the Board of Managers, the Chairman of the Board of Manag ers or the President, under whose supervision the Secretary shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the Members and special meetings of the Board of Managers, and if there be no Assis tant Secretary, then either the Board of Managers or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company, if any, and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Secretary may give general authority to any other officer to affix the seal of the Company and to attest to the affixing by such officer's signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

            5.8 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Managers. The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Managers, taking proper vouchers for such disbursements, and shall render to the President and the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all transactions as Treasurer and of the financial condition of the Company. If required by the Board of Managers, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Managers for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Company, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Company.

            5.9 Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

            5.10 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Managers, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Managers for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Company, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under the Assistant Treasurer's control belonging to the Company.

            5.11 Other Officers. Such other officers as the Board of Managers may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the Chairman of the Board of Managers or the President. The Board of Managers may delegate to any other officer of the Company the power to choose such other officers and to prescribe their respective duties and powers.



                                 ARTICLE VI

                            INVESTMENT ADVISERS

            6.1   Investment Advisers.

                  (a) The Investment Advisers, subject to the control and supervision of the Board of Managers and the terms and conditions of the Investment Advisory Agreement, are hereby granted the power and authority from time to time to do the following: manage and control the investments of the Company, including, but not limited to, the power to make all investment decisions regarding the Com pany's investment portfolio and, among other things, to find, evaluate, structure, monitor, sell, and liquidate, upon dissolution or otherwise, such investments, to assist the Appropriate Officers of the Company in the provision of managerial assistance to Portfolio Companies and in connection therewith to enter into, execute, amend, supplement, acknowledge, and deliver any and all contracts, agreements, or other instruments for the performance of such functions, including the investment and reinvestment of all or part of the Company's assets, execution of portfolio transac tions, and any or all related administrative functions. The grant of power and authority to the Investment Adviser under this Section 6.1 in no way limits the rights, powers, or authority of the Board of Managers under this Agreement, the Act, or as otherwise provided by law.

                  (b) The Board of Managers may admit any Investment Adviser as a Member of the Company with the rights, powers and obligations of a Special Member as set forth herein. A Special Member shall not make a Capital Contribution to the Company in its capacity as Special Member and shall not be issued any Units representing its interest as a Special Member.

            6.2   Portfolio Investments

                  (a) Subject to the disclosure and reporting requirements contained in Article X or elsewhere in this Agreement, except as any Member may be entitled to under applicable law, the Investment Adviser may keep confidential from the Members any information known by the Investment Adviser relating to investments made or being considered by the Company.

                  (b) Any and all rights, including voting rights, pertaining to any Portfolio Investments shall be vested exclusively in the Company and may be exercised only by the Investment Adviser acting in accordance with the terms of this Agreement and the Investment Advisory Agreement or by the Company pursuant to the act of an Appropriate Officer or the Board of Managers.

            6.3   Withdrawal by a Special Member.

                  (a) Subject to clause (b) below, a Special Member may voluntarily withdraw from the Company, at any time upon notice to the Company. Such withdrawal shall not affect the Special Member's status as Investment Adviser under the Investment Advisory Agreement.

                  (b) A Special Member shall not voluntarily withdraw from the Company if such withdrawal would cause material adverse tax consequences to the Company and its Members as determined by the Board of Managers in its sole and absolute discretion.

            6.4   Removal of a Special Member.

                  (a) Subject to clause (b) below, in the event of termination without renewal of an Investment Advisory Agreement with respect to a Special Member, the Special Member shall be removed and terminated as a Member.

                  (b) In the event of the removal of the Special Member and continuation of the Company, the investments held by the Company at the time of removal shall be appraised by two independent appraisers, one selected by the Special Member and one by the Disinterested Managers. In the event that such two appraisers are unable to agree on the value of the Company's investment portfolio, they shall jointly appoint a third independent appraiser whose determina tion shall be final and binding. The cost of the appraisal conducted by the appraiser selected by the Special Member shall be borne by the Special Member, and the cost of the appraisal conducted by the appraiser selected by the Disinterested Managers shall be borne by the Company. The cost of the appraisal conducted by a third appraiser shall be borne equally by the Company and by the Special Member. The Special Member shall receive a final allocation of Net Profit or Net Loss pursuant to Article VII as if all unrealized capital gains and losses of the Company as of the date of removal determined on the basis of such approval were realized at such time and the Fiscal Period ended at such time. If the Capital Account of the Special Member has a positive balance after such allocation, the Company shall within 30 days of determination distribute such amount in cash to the Special Member or deliver a promissory note of the Company to the Special Member, the principal amount of which shall be equal to the amount, if any, by which the positive amount of the Special Member's Capital Account exceeds the amount so distributed in cash and which bears interest at a rate per annum equal to 100% of the prime rate in effect at a major national bank selected by a majority of the Disinterested Members at the time of removal, with interest payable annually and principal payable, if at all, only from 20% of any available cash before any distributions thereof are made to the Members pursuant to
Article VIII. In the event that any of the foregoing requires an exemptive order from the Securities and Exchange Commission or its staff that is not granted, the Special Member shall not be removed as a Member of the Company until such time as all Direct Investments held by the Company at the time of the proposed removal have been liquidated and allocations of Net Profit and Net Loss resulting therefrom have been made pursuant to Article VII. In such event, the Investment Adviser upon removal shall be entitled to payments in respect of its Capital Account as set forth in Section 9.1(b).

            6.5 Covenants of Special Member. Each Special Member covenants, warrants, and agrees with the Company and each of the other Members that the Special Member will not:

                  (a) purchase all or any portion of any Member's Interest (or any attributes thereof);

                  (b) participate in the establishment of a secondary market (or the substantial equivalent thereof) with respect to the Interests for purposes of Treasury Regulation ss. 1.7704-1(d)(1); or

                  (c) take any action that would have the effect of causing the Company (i) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (ii) otherwise to be treated as a corporation for federal income tax purposes.



                                ARTICLE VII

          CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNTS AND ALLOCATIONS

            7.1   Capital Contributions.

                  (a) The initial Member or Members are as set forth on Schedule A hereto. Additional Persons making Capital Commitments shall be admitted as Members and added to Schedule A at one or more closings (each a"Closing"), each such Closing to be held on such date as may be determined by the Appropriate Officers (the date of the first such Closing being referred to as the "Closing Date"). Each Member making a Capital Commitment shall make an initial contribution to the Company in an amount equal to one-half of such Member's total Capital Commitment at the first Closing following such Member's making a Capital Commitment. Members not making Capital Commitments may be admitted to the Company at any time by the act of the Managers.

                  (b) On the Capital Demand Date, each Member making a Capital Commitment shall further contribute to the Company an amount equal to one-half of such Member's total Capital Commitment, such amount representing the Unpaid Capital Obligation. For purposes of this Agreement,
(i) the "Capital Demand Date" shall mean the date set forth in the Prospectus or otherwise specified by an Appropriate Officer on which Members are required to contribute their Unpaid Capital Obligation to the Company, which, if not the date set forth in the Prospectus, shall be (A) specified by or on behalf of the Company in a Capital Demand Notice sent by the Company to each of the Members or their representatives and (B) no less than seven (7) days from the date such Capital Demand Notice is sent by the Com pany and (ii) a "Capital Demand Notice" shall mean a written notice requiring the contribution of capital to the Company, which notice shall
(A) be by or on behalf of the Company to each Member and (B) call for contribution to the Company of the Unpaid Capital Obligation of each Member.

                  (c) Upon any failure by any Member to pay in full when due its Unpaid Capital Obligation, interest shall accrue on the outstanding unpaid balance, from and including the date such payment was due until the earlier of the date of payment to the Company of the Unpaid Capital Obligation (together with accrued interest thereon) or such time, if any, as such Member forfeits his, her or its Interest as provided in Section 7.1(f) or is otherwise withdrawn from the Company as provided in Section 9.1, at the lesser of (x) the Applicable Rate and (y) the maximum rate permitted by applicable law.

                  (d) Capital Contributions by the Members shall be made in dollars by wire transfer of federal funds to an account or accounts of the Company as specified by the Company or in such other manner as the Company may direct. No Member shall be entitled to any interest or compensation by reason of his, her or its Capital Contributions or by reason of being a Member. No Member shall be required to lend any funds to the Company.

                  (e) At each Closing and on the Capital Demand Date, Schedule A hereto shall be amended appropriately to reflect the Capital Commit ments of the Members, and the Appropriate Officers shall take any appropriate action in connection therewith. Further, the Appropriate Officers shall cause Schedule A hereto to be amended from time to time to reflect the transfer of a Member's Inter ests, the admission and withdrawal of Members and changes in Capital Commit ments, which are accomplished in accordance with the provisions hereof.

                  (f) In the event of any failure by any Member to pay in full when due its Unpaid Capital Obligation, such Member shall be subject to all rights and remedies of the Company under this Agreement and applicable law, including the specific penalties for and consequences of such failure set forth below. Without in any way limiting the foregoing, a Member who fails to pay in full when due its Unpaid Capital Obligation shall, in the sole and absolute discretion of the Managers, be subject to any or all of the following penalties and consequences: reducing or eliminating such Member's proportionate Interest in the Company; requiring such Member to sell all or any part of his, her or its Interest in the Company to another person that has agreed to pay the full amount of the Member's Unpaid Capital Obligation associated therewith; forfeiture of all or any portion of such Member's Interest in the Company; and requiring the withdrawal of such Member pursuant to Section 9.1(a)(ii) and the repurchase of all or any part of such Member's Interest in the Company pursuant to
Section 9.1(b)(ii) at a price set by the Managers by appraisal, formula or otherwise as determined pursuant to Section 4.7(v).

                  (g) Negative Capital Accounts. Except as may be required by law, no Member shall be required to reimburse the Company for any negative balance in such Member's Capital Account; provided, however, that each Member shall remain fully liable to make contributions of capital to the extent of such Member's Unpaid Capital Obligation.

            7.2 Capital Accounts. A capital account ("Capital Account") shall be established and maintained on the Company's books with respect to each Member, in accordance with the provisions of Treasury Regulations
Section 1.704-1(b), including the following:

                  (a) Each Member's Capital Account shall be increased by:
(i) the amount of that Member's Capital Contributions; (ii) the amount of Net Profit (or items thereof) allocated to that Member; and (iii) any other increases required by the Treasury Regulations.

                  (b) Each Member's Capital Account shall be decreased by:
(i) the amount of Net Loss (or items thereof) allocated to that Member;
(ii) all cash amounts distributed to that Member pursuant to this Agreement, other than any amount required to be treated as a payment for property or services for federal income tax purposes; (iii) the fair market value of any property distributed in kind to that Member (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to for federal income tax purposes); and (iv) any other decreases required by the Treasury Regulations.

                  (c) All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Code and Treasury Regulations thereunder and shall be interpreted and applied in a manner consistent with such law. The Managers shall make any necessary modifications to this Section 7.2 in the event unanticipated events occur that might otherwise cause this Agreement not to comply with such law or any changes thereto.

                  (d) A Manager, in its capacity as a Manager, shall not be entitled to any distributions.

            7.3 Interest. No interest shall be paid or credited to the Members with respect to their Capital Contributions, their Capital Accounts or upon any undistributed funds left on deposit with the Company.

            7.4   Allocations to Capital Accounts.

                  (a) Special Member Allocations. Except as provided in this Agreement, the capital gains realized by the Company in a Fiscal Period shall be allocated first to the Special Member in an amount equal to the excess, if any, of the Incentive Carried Interest as calculated for such Fiscal Period over the cumulative amount of all capital gains allocated to the Special Member pursuant to this Section 7.4(a) for all prior Fiscal Periods. This allocation of capital gain shall be made out of long-term capital gain and short-term capital gain in proportion to the amount of such gains realized in such Fiscal Period.

                  (b) Member Allocations. Except as provided in this Agreement, all Net Profit (and items thereof) and all Net Loss (and items thereof) remaining after the allocation set forth in Section 7.4(a) has been made to the Special Member shall be allocated to the Members (other than the Special Member) in proportion to their Capital Investments.

                  (c)  RESERVED

                  (d) Additional Rule. In furtherance and not in limitation of Section 7.4(a) and (b), and except as otherwise provided in this Agreement, the Board of Managers may, in its sole and absolute discretion, allocate Net Profit (and items thereof) and Net Loss (and items thereof) for any Fiscal Period in a manner that the Board of Managers deems necessary or appropriate in order to effectuate the intended economic sharing arrangement of the Members as reflected in Article VIII.

                  (e) Regulatory and Related Allocations. Notwithstanding anything expressed or implied to the contrary in this Agreement, the following special allocations shall be made in the following order:

                  (i) Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2, if there is a net decrease in Partnership Minimum Gain during any Fiscal Period, each Member shall be specially allocated items of Company income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member's share of the net decrease in such Partnership Minimum Gain, as determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to the Members pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 7.4(e)(i) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations and shall be interpreted consistently therewith.

                  (ii) Partner Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to Partner Nonrecourse Debt during any Fiscal Period, each Member shall be specially allocated items of Company income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member's share, if any, of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Member's Partner Nonrecourse Debt, as determined in accordance with Treasury Regulations Section 1.704-2(i). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 7.4(e)(ii) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations and shall be interpreted consistently therewith.

                  (iii)Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4),
      (5) or (6) with respect to such Member's Capital Account, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible; provided, however, that an allocation pursuant to this Section 7.4(e)(iii) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 7.4 have been tentatively made as if this Section 7.4(e)(iii) were not in this Agreement. This Section 7.4(e)(iii) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704- 1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  (iv) Gross Income Allocation.  In the event any
      Member has an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such Member's Adjusted Capital Account Deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 7.4(e)(iv) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 7.4 (other than Section 7.4(e)(iii)) have been tentatively made as if this Section 7.4(e)(iv) were not in this Agreement.

                  (v)   Nonrecourse Deductions.  Any Nonrecourse
      Deductions for any Fiscal Period shall be allocated to the Members in proportion to their respective Capital Contributions.

                  (vi) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Fiscal Period shall be allocated to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2.

                  (vii)Loss Allocation Limitation. No allocation of Net Loss (or items thereof) shall be made to any Member to the extent that such allocation would create or increase an Adjusted Capital Account Deficit with respect to such Member.

                  (f) Curative Allocations. The allocations set forth in
Section 7.4(e) (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulations under Section 704 of the Code. Notwithstanding any other provision of this Article VII (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other Company items of income, gain, loss, deduction and expense among the Members so that, to the extent possible, the net amount of such allocations of other Company items and the Regulatory Allocations shall be equal to the net amount that would have been allocated to the Members pursuant to this Section 7.4 if the Regulatory Allocations had not occurred.

                  (g) Section 754 Adjustments. Pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to the extent an adjustment to the adjusted tax basis of any Company asset under Section 734(b) or Section 743(b) of the Code is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Treasury Regulations.

                  (h) Transfer of or Change in Interests. The Managers are authorized to adopt any convention or combination of conventions likely to be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of Company income, gain, loss, deduction and expense with respect to a newly issued Interest, a transferred Interest and a redeemed Interest. Upon admission as a Substituted Member, a transferee of an Interest shall succeed to the Capital Account of the transferor Member to the extent it relates to the transferred Interest.

                  (i) Certain Expenses. Syndication and organization expenses, as defined in Section 709 of the Code (and, to the extent necessary as determined in the sole and absolute discretion of the Managers, any other items) shall be allocated to the Capital Accounts of the Members so that, as nearly as possible, the cumulative amount of such syndication and organization expenses (and other items, if relevant) allocated with respect to each dollar of Capital Commitment for each Member is the same amount; provided, however, that expenses related to the registration and public offering of Units shall be allocated solely to those Members who acquired their Interests in such public offering of Interests. The determination of the amount of Company expenses that are related to the registration and public offering of the Units shall be made in the sole and absolute discretion of the Managers, which determination shall be final and conclusive as to all Members.

                  (j) Allocation Periods and Unrealized Items. Subject to applicable Treasury Regulations and other applicable law and notwithstanding anything expressed or implied to the contrary in this Agreement, the Managers may, in their sole and absolute discretion, determine allocations to Capital Accounts based on an annual, quarterly or other period and/or on realized and unrealized net increases or net decreases (as the case may be) in the fair market value of Company property.

            7.5   Tax Allocations.

                  (a) Items of Company income, gain, loss, deduction and expense shall be allocated, for federal, state and local income tax purposes, among the Members in the same manner as the Net Profit (and items thereof) and Net Loss (and items thereof) of which such items are components were allocated pursuant to Section 7.4; provided, however, that tax allocations shall be made in accordance with Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, to the extent so required thereby.

                  (b) Allocations pursuant to this Section 7.5 are solely for federal, state and local income tax purposes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profit (and items thereof) or Net Loss (and items thereof).

                  (c) The Members are aware of the tax consequences of the allocations made by this Section 7.5 and hereby agree to be bound by the provisions of this Section 7.5 in reporting their shares of items of Company income, gain, loss, deduction and expense.

            7.6 Determinations by Managers. All matters concerning the computation of Capital Accounts, the allocation of Net Profit (and items thereof) and Net Loss (and items thereof), the allocation of items of Company income, gain, loss, deduction and expense for tax purposes and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the Managers in their sole and absolute discretion. Such determination shall be final and conclusive as to all the Members. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event the Managers shall determine, in their sole and absolute discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Members as reflected in Article VIII, the Managers may make such modification in their sole and absolute discretion without the approval of Members.


                                ARTICLE VIII

                  WITHDRAWALS AND DISTRIBUTIONS OF CAPITAL

            8.1 Withdrawals and Distributions in General. No Member shall be entitled to withdraw any amount from any Capital Account other than as provided in this Agreement.

            8.2 Distributions. After provision for Company Expenses and establishment of working capital and other reserves as the Appropriate Officers shall deem appropriate, the Managers may cause all cash and other property received by the Company in respect of its investments in any Fiscal Period (collectively, "Investment Proceeds") to be distributed as follows:

                  (a) First, to the Special Member in an amount equal to the excess, if any, of the Incentive Carried Interest as calculated for such Fiscal Period over the cumulative amount of all distributions made to the Special Member pursuant to this Section 8.2(a) for all prior Fiscal Periods; and

                  (b) Second, the balance, if any, to the Members (other than the Special Member) of record on the record date set by the Managers with respect to such distribution, in proportion to such Member's respective Capital Investment.

            8.3 Restrictions on Distributions. Notwithstanding anything expressed or implied to the contrary in this Agreement, no distribution shall be made if, as determined in the sole and absolute discretion of the Managers, (i) such distribution would violate any contract or agreement to which the Company is then a party or any law, rule, regulation, order or directive of any governmental authority then applicable to the Company or
(ii) the amount to be distributed pursuant to this Article VIII is immaterial.

            8.4 Deemed Sale of Assets. For all purposes of this Agreement,
(i) any property (other than United States dollars) that is distributed in kind to one or more Members with respect to a Fiscal Period (including, without limitation, any such in kind property that is distributed upon the dissolution and winding up of the Company) shall be deemed to have been sold for cash equal to its fair market value, (ii) the unrealized gain or loss inherent in such property shall be treated as recognized gain or loss for purposes of determining the Net Profit and Net Loss, (iii) such gain or loss shall be allocated pursuant to Section 7.4 for such Fiscal Period and (iv) such in-kind distribution shall be made after giving effect to such allocation.

            8.5 Withholding. Notwithstanding anything expressed or implied to the contrary in this Agreement, the Appropriate Officers are authorized to take any action that they determine to be necessary or appropriate to cause the Company to comply with any non-United States or United States federal, state or local withholding requirement with respect to any allocation, payment or distribution by the Company to any Member or other Person. All amounts so withheld, and, in the manner determined by the Appropriate Officers, amounts withheld with respect to any allocation, payment or distribution by any Person to the Company, shall be treated as distributions to the applicable Members under the applicable provision of this Agreement. If any such withholding requirement with respect to any Member exceeds the amount distributable to such Member under this Agreement, or if any such withholding requirement was not satisfied with respect to any amount previously allocated, paid or distributed to such Member, such Member or any successor or assignee with respect to such Member's Interest hereby indemnifies and agrees to hold harmless the other Members and the Company for such excess amount or such withholding requirement, as the case may be (including any interest, additions and penalties).


                                 ARTICLE IX

         WITHDRAWAL OF MEMBERS; TRANSFER OF INTERESTS; ADMISSION OF
                 SUBSTITUTED MEMBERS; EFFECT OF DEATH, ETC.

            9.1   Withdrawal of Members

                  (a) The Managers may (but shall not be required to) terminate the Interest of any Member and cause that Member to withdraw from the Company at any time upon at least five days' prior written notice (120 days' prior written notice in the case of clause (i) of this sentence) upon
(i) the request of such Member; (ii) the failure of such Member to make the contribution of its Unpaid Capital Obligation when due; or (iii) a determination by the Managers that the continued participation of that Member in the Company might adversely affect the Company by jeopardizing the treatment of the Company as a partnership for federal income tax purposes, involve the Company in any litigation arising out of or relating to the participation of that Member in the Company or subject the Company to restrictions or other adverse consequences as a result of applicable laws or regulations. In the event that the Managers terminate a Member's Interest, that Member shall immediately withdraw from the Company and cease to be a Member of the Company. Such withdrawal shall occur automatically upon termination without the necessity of any further act by the Member or any other Person. The date of termination shall be the effective date of withdrawal of the terminated Member.

                  (b) (i) Except in the case of a termination pursuant to
Section 9.1(a)(ii), the Company shall pay to the terminated Member 90% of the amount of the terminated Member's Capital Account balance (determined in accordance with the next sentence) within 90 days of termination or as soon thereafter as the Company shall have sufficient funds available and shall pay the remainder upon completion of that year's audit. The amount of the terminated Member's Capital Account shall be determined not more than ten days prior to the date of termination in the case of a termination pursuant to Section 9.1(a)(i) and not more than three days prior to the date of termination in the case of a termination pursuant to Section 9.1(a)(ii) or (a)(iii). Such amounts paid to a terminated Member shall not be entitled to interest for any period after the date of termination. (ii) In the case of a termination pursuant to Section 9.1(a)(ii), the Company may, but shall not be required to, make any payment whatsoever to the terminated Member, provided that in no event shall the Company make a payment to such a terminated Member in excess of the amounts provided for in clause (b)(i) above.

                  (c) From and after the effective date of withdrawal of a Member, such withdrawn Member shall cease to be a Member of the Company for all purposes and the Units of a withdrawn Member shall not be included in calculating the Units of the Members required to take any action under this Agreement.

            9.2   General Provisions Relating to Transfers of Interests.

                  (a) Transfers. A Member may not transfer, assign, sell, pledge, hypothecate or otherwise dispose of any of the attributes of his, her or its Interest (collectively, a "Transfer"), in whole or in part, to any Person except as follows (a "Permitted Transfer"):

                  (i) as permitted by the operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the Member or otherwise;

                  (ii) in connection with the transfer to a family trust or another entity that does not result in a change in beneficial ownership;


                  (iii)a Transfer meeting the conditions in Section
      9.2(b); or

                  (iv) an assignment described in Section 9.2 (d).

      Any attempted transfer of Interests, other than in strict accordance with this Article IX, shall be null and void and of no force or effect whatsoever, and the purported transferee shall have no rights as a Member.

                  (b) Conditions to Transfers. A Member shall be entitled to make a Transfer of all or any portion of its Interests pursuant to
Section 9.2(a)(iii) only upon the Managers' determination, which determination the Managers shall make in their sole and absolute discretion, that the Transfer meets each of the following conditions:

                  (i) such Transfer, itself or together with any other Transfers, would not result in the Company being treated as a publicly traded partnership within the meaning of Section 7704(b) of the Code or otherwise being treated as a corporation for federal income tax purposes;

                  (ii) such Transfer does not require the registration or qualification of such Interests pursuant to any applicable federal or state securities or "blue sky" laws;

                  (iii)such Transfer does not result in a violation of other laws ordinarily applicably to such transactions;

                  (iv) the transferor and purported transferee each shall have represented to the Manager in writing that such Transfer was not effected through a broker-dealer or matching agent that makes a market in Interests or that provides a readily available, regular and ongoing opportunity to Members to sell or exchange their Interests;

                  (v) the transferor shall reaffirm, and the purported transferee shall affirm, in writing his, her or its agreement to indemnify as described in Section 9.4;

                  (vi) such Transfer would not result in employee benefit plans (as defined in Section 3(3) of ERISA or Code Section 4975(e)) and other benefit plan investors (as defined in Section 2510.3-101(f) of the Department of Labor Regulations under ERISA), directly or indirectly owning, in the aggregate, 25% or more of the Interests (as determined in accordance with such regulations);

                  (vii)no facts are known to the Managers that cause the Managers to conclude that such transfer will have a material adverse effect on the Company; and

                  (viiithe transferee has agreed in writing to become a Member to and subject to all of the terms, obligations and limitations of this Agreement.

                  (c) The Managers may reasonably interpret, and are hereby authorized to take such action as they deem necessary or desirable to effect, the provisions of this Section 9.2. The Managers may, in their sole and absolute discretion, amend the provisions of this Section 9.2 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the status of the Company as a partnership for federal income tax purposes.

                  (d) Notwithstanding the restrictions on transfers provided for in this Section 9.2, a Special Member may assign the economic attributes of its Interest, in whole or in part, to any Affiliate of such Special Member, and any such Affiliate may further assign such economic attributes, in whole or in part, to any other Affiliate of such Special Member, in each case without such assignee Affiliate becoming admitted to the Company as a substituted Member pursuant to Section 9.5.

            9.3 Effect of Transfers. Upon any Permitted Transfer, the transferee of the transferred Interest shall be entitled to receive the distributions and allocations to which the transferring Member would be entitled with respect to such transferred Interest, but shall not be entitled to exercise any of the other rights of a Member with respect to such transferred Interest, including, without limitation, the right to vote, unless and until such transferee is admitted to the Company as a Substituted Member pursuant to Section 9.5.

            9.4 Transfer Indemnity. Each Member hereby agrees to indemnify and hold harmless the Company, the Special Member, the Managers, each Appropriate Officer and each other Member (and any successor or assign of any of the foregoing) from and against all costs, claims, damages, liabilities, losses and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made in contravention of the provisions of this Agreement or any misrepresentation made by such Member in connection with any purported Transfer.

            9.5 Substituted Members. No transferee of a transferred Interest shall be admitted as a Member ("Substituted Member") until each of the following conditions has been satisfied:

                  (a) the written consent of the Managers, which may be withheld or granted in the sole and absolute discretion of the Managers;

                  (b) the execution and delivery to the Company of a counterpart of this Agreement by the Substituted Member or its agent or attorney-in-fact;

                  (c) receipt by the Company of other written instruments that are in form and substance satisfactory to the Managers (as determined in their sole and absolute discretion);

                  (d) payment by the Substituted Member to the Company of an amount determined by the Managers to be equal to the costs and expenses incurred in connection with such assignment, including, without limitation, costs incurred in preparing and filing such amendments to this Agreement as may be required;

                  (e) the updating of the books and records of the Company and Schedule A hereto to reflect the Person's admission as a Substituted Member;

                  (f) if required by the Managers in their sole and absolute discretion, execution and affirmation to an instrument by the terms of which such Person acknowledges that the relevant transfer of Interests have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and covenants, represents and warrants that such Person acquired the relevant Interests for investment only and not with a view to the resale or distribution thereof; and

                  (g) any other similar information or documentation as the Managers may request.

            9.6 Effect of Death, Etc. The death, retirement, withdrawal, expulsion, disability, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Member, or the occurrence of any other event under the Act that terminates the continued membership of a Member as a member of the Company, shall not cause the Company to be dissolved and its affairs to be wound up so long as the Company has at least one Member at all times. Upon the occurrence of any such event, the business of the Company shall be continued without dissolution. The legal representatives, if any, of a Member shall succeed as assignee to the Member's Interest upon death, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Member, but shall not be admitted as a Substituted Member except under the provisions of Section 9.5 of this Agreement and with the written consent of the Managers, which written consent the Managers may withhold in their sole and absolute discretion. The Units held by such legal representative of a Member shall not be included in calculating the Units of the Members required to take any action under this Agreement.


                                 ARTICLE X

             BOOKS AND RECORDS; REPORTS TO MEMBERS; TAX MATTERS

            10.1 Books and Records. In compliance with Section 31 of the Investment Company Act, the books and records of the Company, and a list of the names and residence, business or mailing addresses and Interests of all Members, shall be maintained at the principal executive offices of the Company or such other location as the Managers' may approve. The Company shall not be required to provide any documentation or other information to Members except that which it is required to provide under the Investment Company Act, the Act or other applicable law. Each Member shall have the right to obtain from the Company from time to time upon reasonable demand for any proper purpose reasonably related to the Member's interest as a Member of the Company, and upon paying the costs of collection, duplication and mailing, the documents and other information which the Company is required to provide under the Investment Company Act, the Act or other applicable law. Any demand by a Member pursuant to this section shall be in writing and shall state the purpose of such demand. The Company may maintain such other books and records and may provide such financial or other statements as the Managers or the Appropriate Officers in their discretion deem advisable.

            10.2 Annual Reports to Current Members. Within 60 days after the end of each Fiscal Year or as soon thereafter as practicable, the Company shall have prepared and distributed to the Members, at the expense of the Company, an annual report containing a summary of the year's activity and such financial statements and schedules as may be required by law or as the Managers may otherwise determine.

            10.3  Accounting; Tax Year.

                  (a) The books and records of the Company shall be kept on the cash basis or the accrual basis, as determined by the Managers in their sole and absolute discretion. The Company shall report its operations for tax purposes on the cash method or the accrual method, as determined by the Managers in their sole and absolute discretion. The taxable year of the Company shall be the calendar year, unless the Managers shall designate another taxable year for the Company that is a permissible taxable year under the Code.

                  (b) The books and records of the Company shall be audited by the Company's independent accountants as of the end of each Fiscal Year, commencing with the first partial Fiscal Year, of the Company.

            10.4 Filing of Tax Returns. The Appropriate Officers shall prepare and file, or cause the Company's accountants to prepare and file, a federal information tax return and any required state and local income tax and information returns for each taxable year of the Company. The Managers have sole and absolute discretion as to whether or not to prepare and file (or cause its accountants to prepare and file) composite, group or similar state, local and foreign tax returns on behalf of the Members where and to the extent permissible under applicable law. Each Member hereby agrees to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Company in connection with any such composite, group or similar filing shall be treated as an advance to the relevant Members (with interest being charged thereon) and shall be recouped by the Company out of any distributions subsequently made to such relevant Members. Such advances may be funded by Company borrowing. Both the deduction for interest payable by the Company with respect to any such borrowing, and the corresponding income from interest received by the Company from the relevant Members, shall be specifically allocated to such Members.

            10.5 Tax Matters Member. The Special Member shall be designated as the tax matters member of the Company (the "Tax Matters Member") as provided in Section 6231(a)(7) of the Code. Each Person (for purposes of this provision, a "Pass-Through Member") that holds or controls an Interest on behalf of, or for the benefit of another Person or Persons, or which Pass-Through Member is beneficially owned (directly or indirectly) by another Person or Persons shall, within 30 days following receipt from the Tax Matters Member of a notice or document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such Interest through such Pass-Through Member. In the event the Company becomes the subject of an income tax audit by any federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Member shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member. The Company shall bear all expenses incurred in connection with any such audit, investigation, settlement or review.

            10.6 Tax Information for Current and Former Members. Within 90 days after the end of each taxable year of the Company or as soon thereafter as practicable, the Company shall prepare and distribute to each Member (and, to the extent necessary, to each former Member (or such Member's legal representatives)), at the expense of the Company, a report setting forth in sufficient detail such information as shall enable such Member or former Member (or such Member's legal representatives) to prepare its respective federal, state and local income tax returns in accordance with the laws, rules and regulations then prevailing. The Company shall also provide Schedules K-1 to Members as soon as practicable after the end of each taxable year of the Company.


                                 ARTICLE XI

                       LIABILITY AND INDEMNIFICATION

            11.1 Liability of the Members. Except for the obligations hereunder and under the Subscription Agreements, including the obligations to make Capital Contributions pursuant to Section 7.1, the liability of the Members shall be limited to the maximum extent permitted by the Act. In no event shall the Members be obligated to make Capital Contributions in excess of their respective Capital Commitments. If a Member is required under the Act to return to the Company or pay, for the benefit of creditors of the Company, amounts previously distributed to such Member, the obligation of such Member to return or pay any such amount to the Company shall be the obligation of such Member and not the obligation of the Managers. The liability of the Managers shall be limited to the maximum extent permitted by the Act.

            11.2  Indemnification.

                  (a) No Manager, Appropriate Officer, Member, Investment Adviser to the Company, distributor or selling agent of or for the Units or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives (each an "Indemnified Person") shall have any liability, responsibility or accountability in damages or otherwise to any Member or the Company for, and the Company agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Company) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Company in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Company, on the part of the Indemnified Persons when acting on behalf of the Company or otherwise in connection with the business or affairs of the Company or any Portfolio Investment, or on the part of any brokers or agents when acting on behalf of the Company or any Portfolio Investment (collectively, the "Indemnified Liabilities"); provided that the Company shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person's willful misfeasance, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. The indemnification rights provided for in this Section 11.2(a) shall survive the termination of the Company or this Agreement. Any indemnification rights provided for in this Section 11.2(a) shall be retained by any removed, resigned or withdrawn Manager, Member, Appropriate Officer, Investment Adviser, distributor or selling agent and its constituent Indemnified Persons. Any indemnification rights provided for in this Section 11.2(a) shall also be retained by any Person who has acted in the capacity of officer, director, partner, employee, agent, stockholder or affiliate of an Indemnified Person after such Persons shall have ceased to hold such positions.

                  (b) The right of any Indemnified Person to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnified Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnified Person's successors, assigns and legal representatives.

                  (c) The provision of advances from Company funds to an Indemnified Person for legal expenses and other costs incurred as a result of any legal action or proceeding is permissible if (i) such suit, action or proceeding relates to or arises out of, or is alleged to relate to or arise out of, any action or inaction on the part of the Indemnified Person in the performance of its duties or provision of its services on behalf of the Company or otherwise in connection with the business or affairs of the Company or any Portfolio Investment; and (ii) the Indemnified Person undertakes to repay any funds advanced pursuant to this Section 11.2(c) in any case in which such Indemnified Person would not be entitled to indemnification under Section 11.2 (a). If advances are permissible under this Section 11.2(c), the Indemnified Person shall furnish the Company with an undertaking as set forth in clause (ii) of this paragraph and shall thereafter have the right to bill the Company for, or otherwise request the Company to pay, at any time and from time to time after such Indemnified Person shall become obligated to make payment therefor, any and all amounts for which such Indemnified Person believes in good faith that such Indemnified Person is entitled to indemnification under Section 11.2(a) with the approval of the Managers who are not seeking such indemnification, or if all Managers are seeking such indemnification, the Special Member, which approval shall not be unreasonably withheld. The person granting such approval may, but shall not be required unless otherwise provided by applicable law, prior to approval require an opinion of counsel to be in effect that such Indemnified Person is likely to be entitled to indemnification. The Company shall pay any and all such bills and honor any and all such requests for payment within sixty (60) days after such bill or request is received by the Company, and the Company's rights to repayment of such amounts shall be secured by the Indemnified Person's Interest in the Company, if any, or by such other security as the Managers, or if all Managers are seeking indemnification, the Special Member may require. In the event that a final judicial (or binding arbitration) determination is made that the Company is not so obligated in respect of any amount paid by it to a particular Indemnified Person, such Indemnified Person will refund such amount within sixty (60) days of such final determination, and in the event that a final determination is made that the Company is so obligated in respect to any amount not paid by the Company to a particular Indemnified Person, the Company will pay such amount to such Indemnified Person within sixty (60) days of such final determination, in either case together with in terest (at the lesser of (x) the Applicable Rate and (y) the maximum rate permitted by applicable law) from the date paid by the Company until repaid by the Indemnified Person or the date it was obligated to be paid by the Company until the date actually paid by the Company to the Indemnified Person.


                  (d) With respect to the liabilities of the Company, all such liabilities:

                       (1) shall be liabilities of the Company as an entity, and shall be paid or otherwise satisfied from the Company's assets; and

                       (2) except to the extent otherwise required by law, shall not in any event be payable in whole or in part by any Member, Manager, Appropriate Officer, Investment Adviser, distributor or selling agent, or by any director, officer, trustee, employee, agent, shareholder, beneficiary, member or partner of any of them.

                  (e) The Managers may cause the Company, at the Company's expense, to purchase insurance to insure the Indemnified Persons against liability hereunder (including liability arising in connection with the operation of the Company), including, without limitation, for a breach or an alleged breach of their responsibilities hereunder.

                                ARTICLE XII

                       COMPENSATION AND REIMBURSEMENT

            12.1  Investment Adviser.

                  (a) Reimbursement for Company Expenses. The Company shall reimburse any Investment Adviser for Company Expenses incurred by such Investment Adviser and its affiliates in connection with the organization of the Company, the Company's offer and sale of Units and the ongoing operations of the Company, subject to the terms and conditions of the Investment Advisory Agreement between the Company and such Investment Adviser.

                  (b) Advisory Fee. The Company may pay any Investment Adviser an investment advisory fee as set forth in, and subject to the terms and conditions of, the Investment Advisory Agreement with such Investment Adviser. The approval of any contract or agreement pursuant to which a Person serves as an Investment Adviser to the Company shall be subject to the applicable requirements of the Investment Company Act.

            12.2 Board of Managers. As compensation for services rendered to the Company, the Company may pay each Manager who is not an officer, director or employee of any Investment Adviser or its affiliates such amounts as may be determined from time to time by the Disinterested Managers. Subject to compliance with the Investment Company Act, the Board of Managers may establish pensions, profit sharing, Unit purchase and other retirement, incentive or benefit plans for Managers.

            12.3 Distributor, Selling Agents, Administrator, Custodian and Other Persons. As compensation for services rendered to the Company or its Members, the Company may pay each distributor, selling agent, administrator, transfer agent, custodian, accountant, attorney and other agent or independent contractor duly engaged by or on behalf of the Company to provide such services. The approval of any contract or agreement pursuant to which a Person serves as a principal underwriter to the Company shall be subject to the applicable requirements of the Investment Company Act.


                                ARTICLE XIII

                        DISSOLUTION AND TERMINATION

            13.1 Dissolution. The Company shall be dissolved upon the occurence of any of the following:

                  (a) the expiration of its term, except to the extent extended pursuant to Section 2.6;

                  (b) the election by the Managers to dissolve the Company prior to the expiration of its terms, subject, to the extent required by the Investment Company Act, to the consent of the Members;

                  (c) voluntary bankruptcy, liquidation or other dissolution of the Company;

                  (d) the sale or other disposition at any one time of all or substantially all of the assets of the Company; and

                  (e)  dissolution required by operation of law.

Except as otherwise determined by the Managers in their sole discretion, the Company shall not be subject to dissolution at the election of Members.

Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been distributed as provided in
Section 13.2 and the certificate of formation of the Company has been canceled.

            13.2 Liquidation. On dissolution of the Company, a liquidator (who shall be selected by the Board of Managers, if still constituted, and otherwise shall be a Person proposed and approved by a Majority in Interest of the Members) and who may be any Investment Adviser or any of its affiliates, shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, and such statement shall be furnished to all of the Members. Then, those Company assets that the liquidator determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to maximize proceeds. Assets that the liquidator determines to distribute in kind shall be so distributed in a manner consistent with applicable law. If the liquidator determines that an immediate sale at the time of liquidation of all or part of the Company assets would be unduly disadvantageous to the Members, the liquidator may, either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Members in kind. The liquidator shall then wind up the affairs of the Company and distribute the proceeds of the Company by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority:

                  (a) to the payment of the expenses of liquidation and to creditors (including Members who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Company other than liabilities for distributions to Members, in the order of priority as provided by law;

                  (b) to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Company or of the liquidator arising out of or in connection with the operation or business of the Company. Such reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the aforementioned obligations or contingencies and, if any balance remains at the expiration of such period as the liquidator shall deem advisable, to be distributed by such escrow agent or trustee in the manner hereinafter provided;

                  (c) to the Special Member in an amount equal to the excess, if any, of the Incentive Carried Interest as calculated for the Fiscal Period ending on the date of distribution over the cumulative amount of all distributions made to the Special Member pursuant to Section 8.2 and this Section 13.2(c) for all prior Fiscal Periods; then

                  (d) to the Members or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.

            13.3 Termination. The liquidator shall comply with any requirements of the Act or other applicable law pertaining to the winding up of a limited liability company, at which time the Company shall stand terminated.



                                ARTICLE XIV

                                 AMENDMENTS

            14.1 Proposal of Amendments. Except as otherwise specified in this Agreement, any amendment to this Agreement may be proposed by any Manager, by the Investment Adviser or by Members who, in aggregate, own not less than 10% of the Units owned by all such Members. The Person or Persons proposing such amendment shall submit to the Board of Managers: (i) the text of such amendment; (ii) a statement of the purpose of such amendment; and (iii) in the case of an amendment so proposed by the Members (other than an Investment Adviser), an opinion of counsel reasonably acceptable to the Managers obtained by the Members proposing such amendment to the effect that such amendment is permitted by the Investment Company Act, the Act and the laws of any other jurisdiction where the Company is qualified to do business, will not impair the limited liability of the Managers or Members, and will not adversely affect the classification of the Company as a partnership for federal and state income tax purposes. To the extent required by the Investment Company Act, the Board of Managers shall, within 40 days after receipt from Members of a proposal under clause (iii) of this
Section 14.1 and the required opinion, give notification to all Members of such proposed amendment, of such statement of purpose, and of such opinion of counsel, together with the views, if any, of the Board of Managers and each Investment Adviser with respect to such proposed amendment. All amendments validly proposed by Members pursuant to clause (iii) of this
Section 14.1 or proposed by Managers or the Investment Adviser but requiring the approval of Members shall be submitted to the Members for a vote no less than 10 days nor more than 90 days after the date of mailing of notice of the proposed amendment and will be adopted if approved (i) in the case of an amendment the adoption of which is recommended by the Board of Managers, an affirmative vote of a Majority in Interest of the Members, or (ii) in the case of an amendment the adoption of which has not been recommended by the Board of Managers, an affirmative vote of a Supermajority of Members, in each case subject to the approval of any greater number of Members as may be required by this Agreement or applicable law.

            14.2 Amendments to Be Adopted Solely by the Board of Managers. Subject to Section 14.3, the Board of Managers may, without the consent of any Member, amend any provision of this Agreement as set forth in Section 3.15, and execute whatever documents may be required in connection therewith.

            14.3  Amendments Not Allowable.

                  (a) Unless approved by a Majority in Interest of the Members affected thereby, no amendment to this Agreement shall be permitted if the effect of such amendment would be to:

                        (i) impair the limited liability of Members provided for in Section 11.1; or

                       (ii) adversely affect in any way the federal income tax status of the Company as a partnership.

                  (b) Subject to Section 3.15(iii), unless approved by a 40 Act Majority of Members and a Majority of the Disinterested Managers, no amendment shall be permitted if the effect of such amendment would be to increase the amounts distributable to the Special Member and decrease the amounts distributable to the other Members.


                                 ARTICLE XV

                             POWER OF ATTORNEY

            15.1 Power of Attorney. Each Member hereby irrevocably constitutes and appoints each Manager and each Appropriate Officer, and their respective designees, as such Member's true and lawful agents and attorneys-in-fact, with full power and authority in such Member's name, place, and stead, to make, execute, acknowledge, deliver, swear to, file and record the following documents and instruments in accordance with the other provisions of this Agreement;

                  (a) this Agreement and a certificate of formation, a certificate of doing business under fictitious name and any other instrument or filing which the Board of Managers or the Appropriate Officers of the Company consider necessary or desirable to carry out the purposes of this Agreement or the business of the Company or that may be required under the laws of any state or local government, or of any other jurisdiction;

                  (b) any and all amendments, restatements, cancellations, or modifications of the instruments described in Section 15.1(a);

                  (c) any and all instruments related to the admission, removal, or withdrawal of any Member; and

                  (d) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Company, pursuant to the terms hereof.

            15.2 Irrevocability. The foregoing power of attorney is coupled with an interest and such grant shall be irrevocable. Such power of attorney shall survive the subsequent Incapacity of any such Member or the transfer of any or all of such Member's Units.

            15.3 Priority of Agreement. In the event of any conflict between provisions of this Agreement or any amendment hereto and any documents executed, acknowledged, sworn to, or filed by any Manager or Appropriate Officer under this power of attorney, this Agreement and its amendments shall govern.

            15.4 Exercise of Power. This power of attorney may be exercised by any of Members either by signing separately as attorney-in-fact for each such Member or by a single signature of any Manager or Appropriate Officer acting as attorney-in-fact for all Members.


                                ARTICLE XVI

                               MISCELLANEOUS

            16.1 Certificate of Formation. On each subsequent change in the Company specified in the Act, the Managers shall to the extent required by the Act cause to be executed and acknowledged an amended certificate of formation pursuant to the provisions of the Act, which will be duly filed as prescribed by Delaware law.

            16.2 Delaware Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted according to, the laws of Delaware subject to the provisions of the Investment Company Act.

            16.3 Counterparts. This Agreement may be executed in counterparts, and all counterparts so executed shall constitute one agreement that shall be binding on all the parties hereto. Any counterpart of this Agreement that has attached to it separate signature pages which altogether contain the signatures of all Members or their attorneys-in-fact shall for all purposes be deemed a fully executed instrument.

            16.4 Binding upon Successors and Assigns. Subject to and unless otherwise provided in this Agreement, each and all of the covenants, terms, provisions, and agreements herein contained shall be binding upon and inure to the benefit of the successors, successors-in-title, heirs and assigns of the respective parties hereto.

            16.5 Notices. Any notice, offer, consent, or demand permitted or required to be made under this Agreement to any party hereto shall be given in writing signed by the Person giving such notice either by (i) personal delivery or (ii) by registered or certified mail, postage prepaid, addressed to that party at the respective address shown on the Company's books and records, or to such other address as that party shall indicate by proper notice to the Board of Managers, in the same manner as provided above. All notices shall be deemed effective upon receipt or five days after the date of mailing in accordance with the above provisions.

            16.6 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be effected thereby, but shall be enforced to the maximum extent possible under applicable law.

            16.7 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject hereof and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

            16.8 Headings, Etc. The headings in this Agreement are inserted for convenience of reference only and shall not affect interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter genders shall include the masculine, the feminine and the neuter.

            16.9 Legends. If certificates are issued evidencing a Member's Units, each such certificate shall bear such legends as may be required by applicable federal and state laws, or as may be deemed necessary or appropriate by the Board of Managers to reflect restrictions upon transfer contemplated herein.

            16.10 Waiver of Partition. Except as may otherwise be provided by law in connection with the winding up, liquidation and dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Company's property.

            16.11 Survival of Certain Provisions. All indemnities and reimbursement obligations made pursuant to this Agreement shall survive dissolution and liquidation of the Company until the expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be.

EXECUTED ______________ at _________


                                ---------------------------------
                                Initial Member

                                SPECIAL MEMBER


                                By:  _____________________________
                                     President and Chief Executive Officer

                                MEMBERS

                                (All Members now and hereafter admitted as Members of the Company pursuant to powers of attorney now and hereafter executed in favor of, and delivered to, the Managers or Appropriate Officers)

                                By:  _____________________________
                                     Attorney-in-Fact


                                                           SCHEDULE A

                 EXCELSIOR VENTURE PARTNERS III, LLC

                         Schedule of Members

                         As of May 26, 2000


Name

David I. Fann



                                                           SCHEDULE B

                    EXCELSIOR VENTURE PARTNERS III, LLC

                            Schedule of Managers

                             As of May 26, 2000


Name

John C. Hover, II

Gene M. Bernstein

Stephen V. Murphy

Victor F. Imbimbo, Jr.


                                                                 APPENDIX B

                             EXCELSIOR VENTURE
                             PARTNERS III, LLC


                         --------------------------


                                SUBSCRIPTION


                                  BOOKLET



                         --------------------------




                    EXCELSIOR VENTURE PARTNERS III, LLC


                         SUBSCRIPTION INSTRUCTIONS


This booklet contains documents which must be executed and returned if you wish to invest in Excelsior Venture Partners III, LLC (the "Company"). You should consult with an attorney, accountant, investment advisor or other advisor regarding an investment in the Company and its suitability for you. All Subscription Documents must be completed correctly and thoroughly or they will not be accepted. If you wish to invest, please complete, sign and return this Subscription Booklet and retain the Company's prospectus.

If you have any questions concerning these Subscription Documents or would like assis tance completing them, please call your investment advisor.

INSTRUCTIONS FOR INDIVIDUALS (SUBSCRIPTIONS THROUGH A RETIREMENT PLAN, INCLUDING IRAS AND 401KS, MUST BE MADE PURSUANT TO THE "INSTRUCTIONS FOR ENTITIES OTHER THAN INDIVIDUALS," BELOW)

1.    Fill out and sign page 13.

      NOTE: By executing page 13, the investor thereby grants the Power of Attorney contained in the Subscription Agreement under Section 1(c).

2.    Return this booklet to Schwab at the address listed on the next page.

3. Follow the instructions listed on the next page under the heading PAYMENT OF CAPITAL CONTRIBUTION.

INSTRUCTIONS FOR ENTITIES OTHER THAN INDIVIDUALS (TRUSTS, CORPORATIONS, CUSTODIANS, IRAS, ETC.)

1. Direct the appropriate personnel to answer the Questionnaire found on page 11 by initialing in the spaces provided.

2.    Appropriate personnel should fill out and sign page 13.

      NOTE: By executing page 13, the investor thereby grants the Power of Attorney contained in the Subscription Agreement under Section 1(c).

3. IF THE INVESTOR IS A PARTNERSHIP, please complete Exhibit A and attach to it a copy of the Investor's partnership agreement or other governing instruments; IF THE INVESTOR IS A CUSTODIAN, TRUSTEE OR AGENT, please complete Exhibit B and attach to it a copy of the Investor's trust declaration or other governing instrument; IF THE INVESTOR IS A CORPORATION, please complete Exhibit C and attach to it a copy of the Investor's Articles of Incorporation and By-laws or other governing instru ments; IF THE INVESTOR IS A LIMITED LIABILITY COMPANY, please complete Exhibit D and attach to it a copy of the Investor's operating agreement or other governing instruments.

4.    Return this booklet to Schwab at the address listed below.

5. Follow the instructions listed below under the heading PAYMENT OF CAPITAL CONTRIBUTION.

PAYMENT OF CAPITAL CONTRIBUTION

Payments will be deducted from your Schwab account designated on the Execution Page, 50% of your Total Commitment upon closing of the Company and the remaining 50% upon the first anniversary thereof. If your Schwab account does not have sufficient funds for the amount of either payment your Investment Manager will contact you to provide the appropriate amount due prior to the closing of the Fund.

RETURN DOCUMENTS TO:

                     Charles Schwab & Co., Inc.
                     Structured Products Group
                     345 California Street 6th Floor
                     San Francisco, California 94104


THE COMPANY IS NOT AVAILABLE FOR INVESTMENT TO RESIDENTS OF ALABAMA, ARKANSAS, KANSAS, MAINE, MARYLAND, MASSACHUSETTS, MISSISSIPPI, MISSOURI, OKLAHOMA, VER MONT AND TEXAS.

SCHEDULE A CONTAINS ADDITIONAL INFORMATION AND REQUIREMENTS FOR RESIDENTS IN CERTAIN OTHER STATES.


                           SUBSCRIPTION AGREEMENT


Excelsior Venture Partners III, LLC
c/o United States Trust Company of New York
114 West 47th Street
New York, New York  10036


Ladies and Gentlemen:

            Reference is made to the Prospectus dated ___________, 2000 (the "Prospectus") with respect to the offering of units of membership interest ("Units") in Excelsior Venture Partners III, LLC (the "Company"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Prospectus.

            The undersigned subscribing investor (the "Investor") hereby agrees as follows:

            1.  Subscription for the Units.

            (a) The Investor agrees to become a Member of the Company and agrees to make capital contributions to the Company in the aggregate amount set forth on the Execution Page of this Subscription Agreement under the heading "Total Commitment," with one half of such amount to be delivered on or before the closing of the Company on the date set forth therefor in the Prospectus and the remaining one half being due at such time as described in the Operating Agreement of the Company (the "Operating Agree ment"), and otherwise on the terms and conditions described herein and in the Prospectus.

            (b) The Investor acknowledges and agrees that it is not entitled to cancel, terminate or revoke this subscription or any agreements or power of attorney of the Investor hereunder, except as otherwise set forth in this Section 1(b), the Prospectus or applicable law, and such subscription and agreements and power of attorney shall survive (i) changes in the transaction, documents and instruments described in the Prospectus which in the aggregate are not material or which are contemplated by the Prospectus and (ii) the death or disability of the Investor; provided, however, that if the Company shall not have accepted this subscription on or before December 31, 2000 (the date of any such acceptance of this subscription the "Closing Date"), this subscription, all agreements of the Investor hereunder and the power of attorney granted hereby shall be cancelled and this Subscription Agreement will be returned to the Investor.

            (c) The Investor hereby irrevocably constitutes and appoints each member of the Company's Board of Managers and the appropriate officers of the Company (and any designee of, substitute for or successor to any of them) as the Investor's true and lawful attorney in the Investor's name, place and stead, (i) to receive and pay over to the Company on behalf of the Investor, to the extent set forth in this Subscription Agreement, all funds received hereunder, (ii) to execute, complete or correct, on behalf of the Investor, all documents to be executed by the Investor in connection with the Investor's subscription for Units, including, without limitation, filling in or amending amounts, dates, and other pertinent information and
(iii) to make, execute, acknowledge, deliver, swear to, file and record:
(A) this Agreement and a certificate of formation, a certificate of doing business under fictitious name and any other instrument or filing which the Board of Managers or the appropriate officers of the Company consider necessary or desirable to carry out the purposes of this Subscription Agreement, the Operating Agreement or the business of the Company or that may be required under the laws of any state or local government or of any other jurisdiction; (B) any and all amendments, restatements, cancellations, or modifications of the instruments described in (A) above;
(C) any and all instruments related to the admission, removal, or withdrawal of any Member; and; (D) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Company. This power of attorney shall be deemed coupled with an interest, shall be irrevocable and shall survive any transfer of some or all of the Investor's Units.

            2.  Certain Acknowledgments and Agreements of the Investor.

            The Investor understands and acknowledges that the subscription for the Units contained herein may be accepted or rejected, in whole or in part, by the Company in its sole and absolute discretion. No subscription shall be deemed accepted until the subscription has actually been accepted and, if necessary, any subsequent acts have been taken which shall be deemed an acceptance of this Agreement by the Company for all purposes. The Investor understands that Skadden, Arps, Slate, Meagher & Flom LLP acts as counsel only to the Company, the Investment Adviser and Investment Sub-Adviser and no attorney-client relationship exists between Skadden, Arps, Slate, Meagher & Flom LLP and any other person solely by reason of such person making an investment in the Company. The Investor understands that failure to make delivery of the second half of the Investor's capital contribution when due in accordance with the provisions of the Operat ing Agreement may result in substantial penalties including, without limitation, forfeiture of the Investor's Units and the loss of all amounts contributed to the Company by the Investor.

            3.  Representations and Warranties of the Investor.

            The Investor, for the Investor and for the Investor's heirs, personal representatives, successors and assigns, makes the following representations, declarations and warranties with the intent that the same may be relied upon in determining the suitability of the undersigned as an investor in the Company. The following representa tions, warranties and agreements shall survive the Closing Date and will be deemed to be reaffirmed by the Investor at any time the Investor makes an additional capital contribution to the Company. The act of making such capital contributions will be evidence of such reaffirmation.

            (a) The Investor and his, her or its investment manager has received, read carefully and understands the Prospectus and all exhibits thereto and has consulted the Investor's own attorney, accountant or investment adviser with respect to the investment contemplated hereby and its suitability for the Investor. Any special acknowledgment set forth below with respect to any statement contained in the Memorandum shall not be deemed to limit the generality of this representation and warranty. Charles Schwab & Co., Inc. (the "Distributor") is acting solely as an agent of the Company and is not making any recommendation concerning the Units with respect to any of its client accounts. As such, the Distributor is not responsible for determining the suitability of an investment in the Units for the Investor. The suitability of an investment in the Units is the responsibil ity of the Investor and his, her or its investment manager and the Investor understands that the Company and the Distributor are relying on the Investor and his or her investment manager to make such determination.

            (b) The Investor understands and acknowledges that (i) the Investor must bear the economic risk of the Investor's investment in the Units until the termination of the Company; (ii) the Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Units which the Investor hereby subscribes to purchase or any part thereof, and the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement; (iii) the Units cannot be sold or transferred without the prior written consent of the Company, which shall be granted or may be withheld in accordance with the terms of the Operating Agreement and will be withheld if transfer would subject the Company to adverse tax consequences; (iv) following any sale, transfer or disposition of Units, less than 25% of the value of the class of Units may be held by "benefit plan investors" within the meaning of DOL Regulation 2510.3-101, 29 C.F.R.
Section 2510.3-101; (v) there will be no public market for the Units; and
(vi) any disposition of the Units may result in unfavorable tax consequences to the Investor.

            (c) The Investor is aware and acknowledges that (i) the Company has no operating history; (ii) the Units involve a substantial degree of risk of loss of the Investor's entire investment and there is no assurance of any income from such investment; (iii) any federal and/or state income tax benefits which may be available to the Investor may be lost through the adoption of new laws or regulations or changes to existing laws and regula tions or changes in the interpretation of existing laws and regulations;
(iv) the Investor, in making its investment, is relying solely upon the advice of the Investor's personal tax advisor with respect to the tax aspects of an investment in the Company; and (v) because there are substantial restrictions on the transferability of the Units it may not be possible for the undersigned to liquidate its investment readily in any event, including in case of an emergency.

            (d) If the Investor is a corporation, limited liability company, trust, partnership or other entity, the statements made by the Investor in Paragraph 7 hereto are true, correct and complete in all material respects.

            (e) If the Investor is a natural person, the Investor is at least 21 years of age and the Investor has adequate means of providing for all its current and foreseeable needs and personal contingencies and has no need for liquidity in this investment, and if the Investor is an unincorporated association, all of its members who are U.S. Persons (as defined in subsection (l) of this Section 3) are at least 21 years of age.

            (f) The Investor and his, her or its investment manager have evaluated the risks of investing in the Units, and has determined that the Units are a suitable investment for the Investor. The Investor can bear the economic risk of this investment and can afford a complete loss of its investment. In evaluating the suitability of an investment in the Units, the Investor has not relied upon any advice, representations or other information (whether oral or written) other than as set forth in the Prospectus and exhibits thereto, and independent investigations made by the Investor or representative(s) of the Investor and his, her or its investment manager that are not affiliated with the Company. The Investor has reviewed the eligibility requirements of Schedule A, attached to this Agreement, and to the extent applicable, meets all suitability and eligibility requirements described therein.

            (g) The Investor and his, her or its investment manager are knowledge able and experienced in evaluating investments and experienced in financial and business matters and is capable of evaluating the merits and risks of investing in the Units. The aggregate amount of the investments of the Investor in, and the Investor's commitments to, all similar investments that are illiquid is reasonable in relation to the Investor's net worth.

            (h) The Investor maintains its domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Subscrip tion Agreement.

            (i) The representations, warranties, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement are made with the intent that they be relied upon by the Company, the Distributor and any selling agent in determining its suitability as a purchaser of the Units, and shall survive its purchase. In addition, the Investor undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Investor set forth herein.

            (j) The Investor, if it is a corporation, limited liability company, trust, partnership or other entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the execution, delivery and performance by it of this Subscription Agreement and the Operating Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Company), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation, By-laws or other comparable organizational documents or any agree ment, judgment, injunction, order, decree or other instrument to which the Investor is a party or by which the Investor or any of the Investor's property is bound. This Agreement constitutes, and the Operating Agreement, when executed and delivered, will constitute, a valid and binding agreement of the Investor, enforceable against the Investor in accor dance with its terms.

            (k) If the Investor is a natural person, the execution, delivery and performance by the Investor of this Subscription Agreement and the Operating Agreement are within the Investor's legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Company), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which the Investor is party or by which the Investor or any of his or her property is bound. This Subscription Agreement constitutes, and the Operating Agreement, when executed and delivered, will constitute, a valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms.

            (l) The Investor is a United States citizen if an individual, and if an entity is organized under the laws of the United States or a state thereof or is otherwise a U.S. Person1 as defined below or as otherwise defined in Rule 902 under the U.S. Securities Act of 1933, as amended.

            (m) By purchase of Units, the Investor represents to the Investment Adviser, the Investment Sub-Adviser, the Board of Managers, the Distributor and the Company that the Investor has neither acquired nor will transfer, assign or market any Units the Investor purchases (or any interest therein) on or through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of section 7704(b) of the Internal Revenue Code of 1986, as amended, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. Further, the Investor agrees that, if it determines to transfer or assign any of its Units or any interest therein pursuant to the provisions of the Operating Agreement, it will cause its proposed trans feree to agree to the transfer restrictions set forth herein and to make the representations set forth above.

            (n) The Investor and his, her or its investment manager has evaluated the Prospectus and has determined that the Investor is and will be in a financial position appropriate to enable the Investor to realize to a significant extent the benefits described in the Prospectus.

            4. Indemnification. The Investor recognizes that the offer of the Units was made in reliance upon the Investor's representations and warranties set forth in Paragraph 3 above and the acknowledgments and agreements set forth in Paragraph 2 above. The Investor agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase the Units. The Investor hereby agrees to indemnify the Company, each member of the Board of
--------
1 For purposes of this representation, a U.S. Person is (i) a natural person who is a citizen of or resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States; (iii) an estate of which any executor or administrator is a U.S. person; (iv) a trust of which any trustee is a U.S. person; (v) an agency or branch of a foreign entity located in the United States; (vi) a non- discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) a partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by one or more of the above and/or one or more natural persons resident in the U.S. principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts; provided, however, that the term "U.S. Person" shall not include any person or entity that is not treated as a U.S. Person for purposes of the Internal Revenue Code of 1986, as amended.

Managers of the Company, the Investment Adviser, the Investment Sub-Adviser, the Distributor and any of their affiliates and controlling persons and each other member and any successor or assign of the foregoing, and to hold each of them harmless from and against any loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation, warranty, acknowledgment or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to the Company in connection with the Investor's investment in the Units. Notwithstanding any provision of this Agreement, the Investor does not waive any rights granted to it under applicable securities laws.

            5. General. This Agreement (i) shall be binding upon the Investor and the heirs, personal representatives, successors and assigns of the Investor, (ii) shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without reference to any principles of conflicts of law (except insofar as affected by the state securities or "blue sky" laws of the jurisdiction in which the offering described herein has been made to the Investor), (iii) shall survive the admission of the Investor to the Company as a Member, and (iv) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons.

            6. Assignment. The Investor agrees that neither this Subscription Agreement nor any rights which may accrue to the Investor hereunder may be transferred or assigned.

            7. Suitability. If the Investor is a corporation, limited liability company, trust, partnership or other entity, the truth, correctness and completeness of the informa tion supplied by the Investor in the attached Investor Questionnaire for Entities is warrantied pursuant to Paragraph 3(d) hereof.

            8. Arbitration. ANY CLAIM, CONTROVERSY, DISPUTE OR DEADLOCK ARISING UNDER THIS AGREEMENT (COLLECTIVELY, A "DIS PUTE") SHALL BE SETTLED BY ARBITRATION ADMINISTERED UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") IN CALIFOR NIA. ANY ARBITRATION AND AWARD OF THE ARBITRATORS, OR A MAJOR ITY OF THEM, SHALL BE FINAL AND THE JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY STATE OR FEDERAL COURT HAVING JURISDICTION. NO PUNITIVE DAMAGES ARE TO BE AWARDED.


                                                                     Schedule A


              RESIDENTS OF THE FOLLOWING STATES MUST MEET THE
                   SUITABILITY STANDARDS SET FORTH BELOW

ARIZONA

      Arizona residents must have one of the following: (a) an annual gross income of at least seventy-five thousand dollars and a net worth of at least seventy-five thousand dollars exclusive of home, car and home furnishings; (b) a net worth of at least two hundred twenty-five thousand dollars exclusive of home, car and home furnishings; or (c) in the case of sales to qualified pension or profit sharing plans or trusts, Keogh plans or individual retirement accounts, that the net worth and income requirements set forth in items (a) or (b) of this paragraph are met by the fiduciary account or by the donor who directly or indirectly supplies the monies for the purchase of the securities.

MINNESOTA

      To invest in Units of the Company, Minnesota residents must qualify as an accredited investor as that term is defined under Rule 501 of the Securities Act of 1933, as amended by meeting any of the following requirements:

      a.    The investor is:

            i. a bank, or any savings and loan association or other institu tion acting in its individual or fiduciary capacity; a broker or dealer; an insurance company; an investment company or a business development company under the Investment Com pany Act of 1940, as amended; a Small Business Investment Company licensed by the U.S. Small Business Administra tion; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if the plan has total assets in excess of $5 million; an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are "accredited investors;" or

            ii. a private business development company under the Invest ment Advisers Act of 1940;

            iii. any corporation, partnership, limited liability company, Massachusetts or similar business trust or organization de scribed in Section 501(c)(3) of the Internal Revenue Code that has total assets in excess of $5,000,000, and was not formed for the specific purpose of acquiring the Units;

            iv. any trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person;

            v. any director, executive officer, or general partner of the Company; or

            vi.   any natural person with:

                  (1) a net worth, (including residence, personal property and other assets in excess of total liabilities) taken together with the net worth of the Investor's spouse, exceeds $1,000,000;

                  (2) individual gross income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two previous years and a reasonable expectation of gross individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) this year; or

            vii. any entity in which all of the equity holders are accredited investors.

NEBRASKA

      To invest in Units of the Company, Nebraska residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in two each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least one million dollars.

NEW HAMPSHIRE

      To invest in Units of the Company, New Hampshire residents must meet one of the following: (a) annual taxable income of at least fifty thousand dollars and a net worth of at least one hundred and twenty-five thousand dollars; or (b) a net worth of at least two hundred and fifty thousand dollars.


                    INVESTOR QUESTIONNAIRE FOR ENTITIES


EXAMPLES OF ENTITIES INCLUDE, BUT ARE NOT LIMITED TO, TRUSTS, CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES.

ENTITIES (NON-INDIVIDUALS): PLEASE COMPLETE THIS QUESTIONNAIRE.

1. Legal form of entity (corporation, partnership, trust, etc.):

   ----------------------------------------------------------------------------

   Investor entity was organized under the laws of the state of:

                                                                 --------------

2. The fiscal year-end of the Investor is                      .
                                          --------------------
                                               (Month/Day)

3. ERISA. (i) The Investor, and each account on behalf of which it is acquiring the Units IS _____ / IS NOT _____ (check one): using funds to acquire Units that constitute assets of any of the following:

      (a) an "employee benefit plan" as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended
      ("ERISA"), whether or not it is subject to Title I of ERISA
      (including but not limited to governmental plans);

      (b) a plan (including IRAs) described in section 4975 of the Internal Revenue Code of 1986, as amended (the "Code");

      (c) an entity whose underlying assets include (or are deemed to include) plan assets by reason of a plan's investment in such entity (including but not limited to an insurance company general account, an insurance company separate account, and a collective investment fund); or

      (d) an entity that otherwise constitutes a "benefit plan investor" within the meaning of the Department of Labor Regulation, 29 C.F.R.
      Section 2510.3-101 (the "Plan Assets Regulation") (the plans and entities described in clauses (a), (b),(c) and (d) above being referred to as "Benefit Plan Investors").

   (ii) The Investor, and each account on behalf of which it is acquiring the Units, IS _____ / IS NOT _____ (check one) a Controlling Person. A Controlling Person is defined as a person (other than Benefit Plan Investors) that has discretionary authority or control with respect to the assets of an entity or that provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person.

   (iii) The Investor acknowledges that the Company will not register the sale, transfer or disposition of the Units unless, following such sale, transfer or disposition, less than twenty-five percent (25%) of the value of the class of Units is held by Benefit Plan Investors. It further acknowledges that for purposes of determining whether Benefit Plan Investors hold less than twenty-five percent (25%) of the value of the Units, (a) the value of any Units held by Controlling Persons that are not Benefit Plan Investors will be disregarded, and (b) unless specific disclosure is made by the Investor to the Issuer to the contrary, an insurance company general account will be treated as if 100% of the assets of such general account constituted assets of a Benefit Plan Investor.

   The representations to be made pursuant to this paragraph (iii) shall be deemed made on each day from the date the Investor makes such representations through and including the date on which such Investor disposes of its interests in the Units. The Investor understands and agrees that the information supplied above will be utilized to determine whether Benefit Plan Investors own less than 25% of the Units, both upon the original issuance of Units and upon any subsequent transfer of any equity interest in the Company for any reason.

   In evaluating the suitability of an investment in the Units, the Investor has not relied upon any advice, representations or other information (whether oral or written) other than as set forth in the Prospectus and exhibits thereto, and independent investigations made by the Investor and his, her or its investment manager that are not affiliated with the Company.

4. Please indicate whether or not the Investor is a U.S. pension trust or governmental plan qualified under section 401(a) of the Code or a U.S. tax-exempt organization qualified under section 501(c)(3) of the Code.

                  Yes           No
            -----           ----


                    EXCELSIOR VENTURE PARTNERS III, LLC

                               EXECUTION PAGE

IN WITNESS WHEREOF, THE UNDERSIGNED INVESTOR HAS EXECUTED THIS SUBSCRIPTION AGREEMENT.

Mr., Mrs.                                      Jr., Sr., II, III, IV, Esq., CPA
Ms., Dr.
         --------------------------------
            (Investor/Contact Name)

RESIDENCE

Address:                                        Telephone: (   )
         -------------------------------------             --------------------
                                                Fax: (   )
----------------------------------------------       --------------------------
City:                            State:         E-Mail: (   )
      ------------------------          ------          -----------------------

MAILING ADDRESS (IF OTHER THAN RESIDENCE)

Title:                                          Telephone: (   )
       ---------------------------------------             --------------------
Company Name:                                   Fax: (   )
              --------------------------------       --------------------------
Address:                                        E-Mail: (   )
         -------------------------------------          -----------------------

-------------------------------------------------------------------------------
City:                                      State:             Zip:
      ----------------------------------          ----------       ------------


-------------------------------------------------------------------------------
Investor Name:
               ---------------------------------------------------------

Schwab Account Number:
                       -------------------------------------------------

Investment Manager Firm Name:
                              ------------------------------------------

Investment Manager Master Account Number:
                                          ------------------------------

Investor Type
[ ] Individual   Joint: [ ] Rights of Survivorship   [ ] Trust         [ ] Partnership
                        [ ] Tenants in Common        [ ] Corporation   [ ] L.L.C.

[ ] Other:
         ---------------------------------------------------------------

Social Security/Tax ID No:                Signature:
                           ---------------           -------------------

                                          Print Name and Title (if applicable):

                                          -------------------------------------

State in which this Agreement was signed:                    Date of Execution:           , 2000
                                         ---------------                      ------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
TOTAL COMMITMENT: $       (Must be a multiple of $1,000 greater than $100,000.)
                   ------

The Total Commitment amount will be deducted from your Schwab account in two equal installments. On the date of the Fund's closing, 50% of your
Total Commitment will be deducted and the final 50% will be deducted on the first anniversary of such closing date.
--------------------------------------------------------------------------------



                                                                      EXHIBIT A

                    CERTIFICATE OF PARTNERSHIP INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE PARTNERSHIPS.

CERTIFICATE OF                                              (the "Partnership")
               --------------------------------------------
                           (Name of Partnership)

The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

1. That the Partnership commenced business on             and was established
                                              ------------
pursuant to a Partnership Agreement dated               (the "Agreement").
                                          -------------

2. That, as the partners of the Partnership, we have the authority to determine, and have determined, (i) that the investment in, and the purchase of an interest in Excelsior Venture Partners III, LLC is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

3. That                            is authorized to execute all necessary
        --------------------------
documents in connection with our investment in Excelsior Venture Partners III, LLC.

      IN WITNESS WHEREOF, we have executed this certificate as the partners of the Partnership this day of , , and declare that it is truthful and correct.



                                 (Name of Partnership)


                                 By:
                                    -------------------------------------------
                                 Partner


                                 By:
                                    -------------------------------------------
                                 Partner


                                 By:
                                    -------------------------------------------
                                 Partner

                                 (Attach extra signature pages if necessary)




                                                                      EXHIBIT B


                       CERTIFICATE OF TRUST INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE TRUSTS.

CERTIFICATE OF                                                 (the "Trust")
               -----------------------------------------------
                              (Name of Trust)

The undersigned, constituting all of the Trustees of the Trust. hereby certify as follows:

1. That the Trust was established pursuant to a Trust Agreement
dated                        (the "Agreement").
      ----------------------

2. That, as the Trustee(s) of the Trust, we have determined that the investment in, and the purchase of, an interest in Excelsior Venture Partners III, LLC is of benefit to the Trust and have determined to make such investment on behalf of the Trust.

3. That                                      is authorized to execute, on
        ------------------------------------
behalf of the Trust, any and all documents in connection with the Trust's investment in Excelsior Venture Partners III, LLC.

            IN WITNESS WHEREOF, we have executed this certificate as the Trustee(s) of the Trust this day of , , and declare that it is truthful and correct.



                         (Name of Trust)


                         By:
                            ---------------------------------------
                         Trustee


                         By:
                            ---------------------------------------
                         Trustee


                         By:
                            ---------------------------------------
                         Trustee


                         (Attach extra signature pages if necessary)



                                                                     EXHIBIT C

                     CERTIFICATE OF CORPORATE INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE CORPORATIONS.

CERTIFICATE OF                                              (the "Corporation")
               --------------------------------------------
                        (Name of Corporation)

The undersigned. being the duly elected and acting Secretary or Assistant Secretary of the Corporation. hereby certifies as follows:

1. That the Corporation commenced business on                       and was
                                              ----------------------
incorporated under the laws of the State of              on             .
                                           -------------    ------------

2. That the Board of Directors of the Corporation has determined, or appropriate officers under authority of the Board of Directors have determined, that the investment in, and purchase of, Units in Excelsior Venture Partners III, LLC is of benefit to the Corporation and has determined to make such investment on behalf of the Corporation. Attached hereto is a true, correct and complete copy of resolutions of the Board of Directors (or an appropriate committee thereof) of the Corporation duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

3. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation's investment in Excelsior Venture Partners III, LLC, and that the signatures written opposite their names and titles are their correct and genuine signatures.

      Name                    Title                   Signature

      ----------------------  ----------------------  ---------------------

      ----------------------  ----------------------  ---------------------




      (Attach extra pages if necessary)

            IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of this Corporation this day of , , and declare that it is truthful and correct.


                                          (Name of Corporation)

                                          By:
                                             ---------------------------
                                          Name:
                                          Title:



                                                                     EXHIBIT D

             CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE LIMITED LIABILITY COMPANIES.

CERTIFICATE OF                                              (the "Limited
               --------------------------------------------
                  (Name of Limited Liability Company)
Liability Company")

The undersigned, being a duly elected and acting Manager of the Limited Liability Company, hereby certifies as follows:

1. That the Limited Liability Company commenced business on                and
                                                            ---------------
was organized under the laws of the State of                on              .
                                             -------------    -------------

2. That the Managers of the Limited Liability Company have determined that the investment in, and purchase of, Units in Excelsior Venture Partners III, LLC is of benefit to the Limited Liability Company and has determined to make such investment on behalf of the Limited Liability Company. Attached hereto is a true, correct and complete copy of resolutions of the Managers (or an appropriate committee thereof) of the Limited Liability Company duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

3. That the following named individuals are duly elected managers of the Limited Liability Company, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Limited Liability Company's investment in Excelsior Venture Partners III, LLC, and that the signatures written opposite their names and titles are their correct and genuine signatures.

      Name                    Title                   Signature

      -------------------     --------------------    ---------------------

      -------------------     --------------------    ---------------------




      (Attach extra pages if necessary)


            IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of this Limited Liability Company this day of , , and declare that it is truthful and correct.



                                          (Name of Limited Liability Company)


                                          By:
                                             ---------------------------------
                                          Name:
                                          Title:



                                                                 APPENDIX C




                             EXCELSIOR VENTURE
                             PARTNERS III, LLC


                             ------------------


                                SUBSCRIPTION


                                  BOOKLET



                         --------------------------











                    EXCELSIOR VENTURE PARTNERS III, LLC


                         SUBSCRIPTION INSTRUCTIONS


This booklet contains documents which must be executed and returned if you wish to invest in Excelsior Venture Partners III, LLC (the "Company"). You should consult with an attorney, accountant, investment advisor or other advisor regarding an investment in the Company and its suitability for you. All Subscription Documents must be completed correctly and thoroughly or they will not be accepted. If you wish to invest, please complete, sign and return this Subscription Booklet and retain the Company's prospectus.

If you have any questions concerning these Subscription Documents or would like assis tance completing them, please contact your investment advisor.

INSTRUCTIONS FOR INDIVIDUALS (SUBSCRIPTIONS THROUGH A RETIREMENT PLAN, INCLUDING IRAS AND 401KS, MUST BE MADE PURSUANT TO THE "INSTRUCTIONS FOR ENTITIES OTHER THAN INDIVIDUALS," BELOW)

1.    Fill out and sign page 15.

      NOTE: By executing page 15, the investor thereby grants the Power of Attorney contained in the Subscription Agreement under Section 1(c).

2. Return this booklet to your U.S. Trust contact or directly to the Company at the address listed on the next page under the heading COMPANY ADDRESS.

3. Follow the instructions listed on the next page under the heading PAYMENT OF CAPITAL CONTRIBUTION.

INSTRUCTIONS FOR ENTITIES OTHER THAN INDIVIDUALS (TRUSTS, CORPORATIONS, CUSTODIANS, IRAS ETC.)

1. Direct the appropriate personnel to answer the Questionnaire found on page 13 by initialing in the spaces provided.

2.    Appropriate personnel should fill out and sign page 15.

      NOTE: By executing page 15, the investor thereby grants the Power of Attorney contained in the Subscription Agreement under Section 1(c).

3. IF THE INVESTOR IS A PARTNERSHIP, please complete Exhibit A and attach to it a copy of the Investor's partnership agreement or other governing instruments; IF THE INVESTOR IS A CUSTODIAN, TRUSTEE OR AGENT, please complete Exhibit B and attach to it a copy of the Investor's trust declaration or other governing instrument; IF THE INVESTOR IS A CORPORATION, please complete Exhibit C and attach to it a copy of the Investor's Articles of Incorporation and By-laws or other governing instru ments; IF THE INVESTOR IS A LIMITED LIABILITY COMPANY, please complete Exhibit D and attach to it a copy of the Investor's operating agreement or other governing instruments.

4. Return this booklet to your U.S. Trust contact or directly to the Company at the address listed below under the heading COMPANY ADDRESS.

5. Follow the instructions listed below under the heading PAYMENT OF CAPITAL CONTRIBUTION.

COMPANY ADDRESS:
                     Excelsior Venture Partners III, LLC
                     114 West 47th Street
                     New York, NY  10036
                     Attention: Katherine Hunsley

PAYMENT OF CAPITAL CONTRIBUTION

If you maintain an account with U.S. Trust, payments will be deducted from your U.S. Trust account designated on the Execution Page, 50% of your Total Commitment upon closing of the Company and the remaining 50% upon the first anniversary thereof. If you do not maintain a U.S. Trust account, an initial payment equal to 50% of your Total Commitment must be made by wire or check on or before the date of the closing of the Company. A second payment equal to the remaining 50% of your Total Commitment must be made on the first anniversary of such date. Please carefully follow the instructions listed below to insure proper payment.

To Pay By Check:

      Make payable to: Excelsior Venture Partners III, LLC
      Send to:         PFPC Inc.
                       c/o Excelsior Venture Management LLC
                       400 Bellevue Parkway
                       Wilmington, DE 19809
                       Attention: Neal J. Andrews

To Pay By Wire:

IT IS IMPERATIVE THAT YOU INCLUDE YOUR NAME (OR, IF YOU ARE WIRING MONEY ON BEHALF OF AN ENTITY, THE NAME OF THE ENTITY) IN THE REFERENCE LINE OF THE WIRE INSTRUCTIONS.

      Wire to:    PNC Bank Delaware
                  ABA #: 031100089
                  FBO: Excelsior Venture Partners III, LLC
                  Account #: 56-0401-4748

See next page for tear-out prepared instructions to deliver to your bank/financial institu tion.

THE COMPANY IS NOT AVAILABLE FOR INVESTMENT TO RESIDENTS OF ALABAMA, ARKANSAS, KANSAS, MAINE, MARYLAND, MASSACHUSETTS, MISSISSIPPI, MISSOURI, OKLAHOMA, VER MONT AND TEXAS.

SCHEDULE A CONTAINS ADDITIONAL INFORMATION AND REQUIREMENTS FOR RESIDENTS IN CERTAIN OTHER STATES.






                            WIRING INSTRUCTIONS


___________________________               Insert your
___________________________               Bank/Financial
___________________________               Institution name
___________________________               and address here.


Dear Sir/Madam:

            Please wire _________________ (insert your dollar amount) from my account number __________________ (insert your account number) and send the proceeds to:


      PNC Bank Delaware
      ABA #: 031100089
      FBO: Excelsior Venture Partners III, LLC
      Account #: 56-0401-4748




                                          Sincerely,

                  Investor Signature      _________________________
                  Print name              _________________________
                  Address                 _________________________
                                          _________________________
                  Daytime Telephone #     _________________________




                           SUBSCRIPTION AGREEMENT


Excelsior Venture Partners III, LLC
c/o United States Trust Company of New York
114 West 47th Street
New York, New York  10036


Ladies and Gentlemen:

            Reference is made to the Prospectus dated ___________, 2000 (the "Prospectus") with respect to the offering of units of membership interest ("Units") in Excelsior Venture Partners III, LLC (the "Company"). Capitalized terms used but not defined herein shall have the respec tive meanings given them in the Prospectus.

            The undersigned subscribing investor (the "Investor") hereby agrees as follows:

            1.  Subscription for the Units.

               (a) The Investor agrees to become a Member of the Company and agrees to make capital contributions to the Company in the aggregate amount set forth on the Execution Page of this Subscription Agreement under the heading "Total Commitment," with one half of such amount to be delivered on or before the closing of the Company on the date set forth therefor in the Prospectus and the remaining one half being due at such time as described in the Operating Agreement of the Company (the "Operating Agreement"), and otherwise on the terms and conditions described herein and in the Prospectus.

               (b) The Investor acknowledges and agrees that it is not entitled to cancel, terminate or revoke this subscription or any agreements or power of attorney of the Investor hereunder, except as otherwise set forth in this Section 1(b), the Prospectus or applicable law, and such subscription and agreements and power of attorney shall survive (i) changes in the transac tion, documents and instruments described in the Prospectus which in the aggregate are not material or which are contemplated by the Prospectus and (ii) the death or disability of the Investor; provided, however, that if the Company shall not have accepted this subscription on or before December 31, 2000 (the date of any such acceptance of this subscription the "Closing Date"), this subscription, all agreements of the Investor hereunder and the power of attorney granted hereby shall be cancelled and this Subscription Agreement will be returned to the Investor.

               (c) The Investor hereby irrevocably constitutes and appoints each member of the Company's Board of Managers and the appropriate officers of the Company (and any designee of, substitute for or successor to any of them) as the Investor's true and lawful attorney in the Investor's name, place and stead, (i) to receive and pay over to the Company on behalf of the Investor, to the extent set forth in this Subscription Agreement, all funds received hereunder, (ii) to execute, complete or correct, on behalf of the Investor, all documents to be executed by the Investor in connection with the Investor's subscription for Units, including, without limitation, filling in or amending amounts, dates, and other pertinent information and
(iii) to make, execute, acknowledge, deliver, swear to, file and record:
(A) this Agreement and a certificate of formation, a certificate of doing business under fictitious name and any other instrument or filing which the Board of Managers or the appropriate officers of the Company consider necessary or desirable to carry out the purposes of this Subscription Agreement, the Operating Agreement or the business of the Company or that may be required under the laws of any state or local government or of any other jurisdiction; (B) any and all amendments, restatements, cancellations, or modifications of the instruments described in (A) above;
(C) any and all instruments related to the admission, removal, or withdrawal of any Member; and; (D) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Company. This power of attorney shall be deemed coupled with an interest, shall be irrevocable and shall survive any transfer of some or all of the Investor's Units.

            2.  Certain Acknowledgments and Agreements of the Investor.

            The Investor understands and acknowledges that the subscription for the Units contained herein may be accepted or rejected, in whole or in part, by the Company in its sole and absolute discretion. No subscription shall be deemed accepted until the subscription has actually been accepted and, if necessary, any subsequent acts have been taken which shall be deemed an acceptance of this Agreement by the Company for all purposes. The Investor understands that Skadden, Arps, Slate, Meagher & Flom LLP acts as counsel only to the Company, the Investment Adviser and Investment Sub-Adviser and no attorney-client relationship exists between Skadden, Arps, Slate, Meagher & Flom LLP and any other person solely by reason of such person making an investment in the Company. The Investor understands that failure to make delivery of the second half of the Investor's capital contribution when due in accordance with the provisions of the Operating Agreement may result in substantial penalties including, without limitation, forfeiture of the Investor's Units and the loss of all amounts contributed to the Company by the Investor.

            3.  Representations and Warranties of the Investor.

            The Investor, for the Investor and for the Investor's heirs, personal representa tives, successors and assigns, makes the following representations, declarations and warranties with the intent that the same may be relied upon in determining the suitability of the undersigned as an investor in the Company. The following representations, warranties and agreements shall survive the Closing Date and will be deemed to be reaffirmed by the Investor at any time the Investor makes an additional capital contribution to the Company. The act of making such capital contributions will be evidence of such reaffirmation.

            (a) The Investor has received, read carefully and understands the Prospectus and all exhibits thereto and has consulted the Investor's own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for the Investor.
Any special acknowledgment set forth below with respect to any statement contained in the Memorandum shall not be deemed to limit the generality of this representation and warranty.

            (b) The Investor understands and acknowledges that (i) the Investor must bear the economic risk of the Investor's investment in the Units until the termination of the Company; (ii) the Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Units which the Investor hereby subscribes to purchase or any part thereof, and the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement; (iii) the Units cannot be sold or transferred without the prior written consent of the Company, which shall be granted or may be withheld in accordance with the terms of the Operating Agreement and will be withheld if transfer would subject the Company to adverse tax consequences; (iv) following any sale, transfer or disposition of Units, less than 25% of the value of the class of Units may be held by "benefit plan investors" within the meaning of DOL Regulation 2510.3-101, 29 C.F.R.
Section 2510.3-101; (v) there will be no public market for the Units; and
(vi) any disposition of the Units may result in unfavorable tax consequences to the Investor.

            (c) The Investor is aware and acknowledges that (i) the Company has no operating history; (ii) the Units involve a substantial degree of risk of loss of the Investor's entire investment and there is no assurance of any income from such investment; (iii) any federal and/or state income tax benefits which may be available to the Investor may be lost through the adoption of new laws or regulations or changes to existing laws and regulations or changes in the interpreta tion of existing laws and regulations; (iv) the Investor, in making its investment, is relying solely upon the advice of the Investor's personal tax advisor with respect to the tax aspects of an investment in the Company; and (v) because there are substantial restrictions on the transferability of the Units it may not be possible for the undersigned to liquidate its investment readily in any event, including in case of an emergency.

            (d) If the Investor is a corporation, limited liability company, trust, partnership or other entity, the statements made by the Investor in Paragraph 7 hereto are true, correct and complete in all material respects.

            (e) If the Investor is a natural person, the Investor is at least 21 years of age and the Investor has adequate means of providing for all its current and foreseeable needs and personal contingencies and has no need for liquidity in this investment, and if the Investor is an unincorpo rated association, all of its members who are U.S. Persons (as defined in subsection (l) of this Section 3) are at least 21 years of age.

            (f) The Investor has evaluated the risks of investing in the Units, and has determined that the Units are a suitable investment for the Investor. The Investor can bear the economic risk of this investment and can afford a complete loss of its investment. In evaluating the suitability of an investment in the Units, the Investor has not relied upon any advice, represen tations or other information (whether oral or written) other than as set forth in the Prospectus and exhibits thereto, and independent investigations made by the Investor or representative(s) of the Investor that are not affiliated with the Company. The Investor has reviewed the eligibility requirements of Schedule A, attached to this Agreement, and to the extent applicable, meets all suitability and eligibility requirements described therein.

            (g) The Investor is knowledgeable and experienced in evaluating investments and experienced in financial and business matters and is capable of evaluating the merits and risks of investing in the Units. The aggregate amount of the investments of the Investor in, and the Investor's commitments to, all similar investments that are illiquid is reasonable in relation to the Investor's net worth.

            (h) The Investor maintains its domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Subscription Agreement.

            (i) The representations, warranties, agreements, undertakings and acknowledg ments made by the Investor in this Subscription Agreement are made with the intent that they be relied upon by the Company, Charles Schwab & Co., Inc. (the "Distributor") and any selling agent in determining its suitability as a purchaser of the Units, and shall survive its purchase. In addition, the Investor undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Investor set forth herein.

            (j) The Investor, if it is a corporation, limited liability company, trust, partnership or other entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the execution, delivery and performance by it of this Subscription Agreement and the Operating Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Company), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation, By-laws or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the Investor is a party or by which the Investor or any of the Investor's property is bound. This Agreement constitutes, and the Operating Agreement, when executed and delivered, will constitute, a valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms.

            (k) If the Investor is a natural person, the execution, delivery and performance by the Investor of this Subscription Agreement and the Operating Agreement are within the Investor's legal right, power and capacity, require no action by or in respect of, or filing with, any govern mental body, agency or official (except as disclosed in writing to the Company), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which the Investor is party or by which the Investor or any of his or her property is bound. This Subscription Agreement constitutes, and the Operating Agreement, when executed and delivered, will constitute, a valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms.

            (l) The Investor is a United States citizen if an individual, and if an entity is organized under the laws of the United States or a state thereof or is otherwise a U.S. Person1 as defined below or as otherwise defined in Rule 902 under the U.S. Securities Act of 1933, as amended.

            (m) By purchase of Units, the Investor represents to the Investment Adviser, the Investment Sub-Adviser, the Board of Managers, the Distributor and the Company that the Investor has neither acquired nor will transfer, assign or market any Units the Investor purchases (or any interest therein) on or through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of section 7704(b) of the Internal Revenue Code of 1986, as amended, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. Further, the Investor agrees that, if it determines to transfer or assign any of its Units or any interest therein pursuant to the provisions of the Operating Agreement, it will cause its proposed transferee to agree to the transfer restrictions set forth herein and to make the representations set forth above.

            (n) The Investor has evaluated the Prospectus and has determined that the Investor is and will be in a financial position appropriate to enable the Investor to realize to a significant extent the benefits described in the Prospectus.

            4. Indemnification. The Investor recognizes that the offer of the Units was made in reliance upon the Investor's representations and warranties set forth in Paragraph 3 above and the acknowledgments and agreements set forth in Paragraph 2 above. The Investor agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase the Units. The Investor hereby agrees to indemnify the Company, each member of the Board of Managers of the Company, the Investment Adviser, the Investment Sub-Adviser, the Distributor and any of their affiliates and controlling persons and each other member and any successor or assign of the foregoing and to hold each of them harmless from and against any loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation, warranty, acknowledgment or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to the Company in connection with the Investor's investment in the Units. Notwithstand ing any provision of this Agreement, the Investor does not waive any rights granted to it under applicable securities laws.
--------
1 For purposes of this representation, a U.S. Person is (i) a natural person who is a citizen of or resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States; (iii) an estate of which any executor or administrator is a U.S. person; (iv) a trust of which any trustee is a U.S. person; (v) an agency or branch of a foreign entity located in the United States; (vi) a non- discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) a partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by one or more of the above and/or one or more natural persons resident in the U.S. principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts; provided, however, that the term "U.S. Person" shall not include any person or entity that is not treated as a U.S. Person for purposes of the Internal Revenue Code of 1986, as amended.


            5. General. This Agreement (i) shall be binding upon the Investor and the heirs, personal representatives, successors and assigns of the Investor, (ii) shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without reference to any principles of conflicts of law (except insofar as affected by the state securities or "blue sky" laws of the jurisdiction in which the offering described herein has been made to the Investor), (iii) shall survive the admission of the Investor to the Company as a Member, and (iv) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons.

            6. Assignment. The Investor agrees that neither this Subscription Agreement nor any rights which may accrue to the Investor hereunder may be transferred or assigned.

            7. Suitability. If the Investor is a corporation, limited liability company, trust, partnership or other entity, the truth, correctness and completeness of the information supplied by the Investor in the attached Investor Questionnaire for Entities is warrantied pursuant to Paragraph 3(d) hereof.

            8. Arbitration. ANY CLAIM, CONTROVERSY, DISPUTE OR DEADLOCK ARISING UNDER THIS AGREEMENT (COLLECTIVELY, A "DISPUTE") SHALL BE SETTLED BY ARBITRATION ADMINISTERED UNDER THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") IN CALIFORNIA. ANY ARBITRATION AND AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL AND THE JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY STATE OR FEDERAL COURT HAVING JURISDICTION. NO PUNITIVE DAMAGES ARE TO BE AWARDED.




                                                            Schedule A


              RESIDENTS OF THE FOLLOWING STATES MUST MEET THE
                   SUITABILITY STANDARDS SET FORTH BELOW

ARIZONA

      Arizona residents must have one of the following: (a) an annual gross income of at least seventy-five thousand dollars and a net worth of at least seventy-five thousand dollars exclusive of home, car and home furnishings; (b) a net worth of at least two hundred twenty-five thousand dollars exclusive of home, car and home furnishings; or (c) in the case of sales to qualified pension or profit sharing plans or trusts, Keogh plans or individual retirement accounts, that the net worth and income requirements set forth in items (a) or (b) of this paragraph are met by the fiduciary account or by the donor who directly or indirectly supplies the monies for the purchase of the securities.

MINNESOTA

      To invest in Units of the Company, Minnesota residents must qualify as an accredited investor as that term is defined under Rule 501 of the Securities Act of 1933, as amended by meeting any of the following requirements:

      a.    The investor is:

            i. a bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity; a broker or dealer; an insurance company; an investment company or a business develop ment company under the Investment Company Act of 1940, as amended; a Small Business Investment Company licensed by the U.S. Small Business Administration; a plan established and main tained by a state, its political subdivisions, or any agency or instru mentality of a state or its political subdivisions, for the benefit of its employees if the plan has total assets in excess of $5 million; an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are "accredited investors;" or

            ii. a private business development company under the Investment Advisers Act of 1940;

            iii. any corporation, partnership, limited liability company, Massachu setts or similar business trust or organization described in Section 501(c)(3) of the Internal Revenue Code that has total assets in excess of $5,000,000, and was not formed for the specific purpose of acquir ing the Units;

            iv. any trust, not formed for the specific purpose of acquiring the securi ties offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person;

            v. any director, executive officer, or general partner of the Company; or

            vi.   any natural person with:

                  (1) a net worth, (including residence, personal property and other assets in excess of total liabilities) taken together with the net worth of the Investor's spouse, exceeds $1,000,000;

                  (2) individual gross income in excess of $200,000 (or joint in come with spouse in excess of $300,000) in each of the two previous years and a reasonable expectation of gross individ ual income in excess of $200,000 (or joint income with spouse in excess of $300,000) this year; or

            vii. any entity in which all of the equity holders are accredited investors.

NEBRASKA

      To invest in Units of the Company, Nebraska residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in two each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least one million dollars.


NEW HAMPSHIRE

      To invest in Units of the Company, New Hampshire residents must meet one of the following: (a) annual taxable income of at least fifty thousand dollars and a net worth of at least one hundred and twenty-five thousand dollars; or (b) a net worth of at least two hundred and fifty thousand dollars.



                    INVESTOR QUESTIONNAIRE FOR ENTITIES

EXAMPLES OF ENTITIES INCLUDE, BUT ARE NOT LIMITED TO, TRUSTS, CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES.

ENTITIES (NON-INDIVIDUALS): PLEASE COMPLETE THIS QUESTIONNAIRE.

1. Legal form of entity (corporation, partnership, trust, etc.):
   ______________________________________________________________

   Investor entity was organized under the laws of the state of_______________

2. The fiscal year-end of the Investor is ______________.
                                            (Month/Day)

3. ERISA. (i) The Investor, and each account on behalf of which it is acquiring the Units IS _____ / IS NOT _____ (check one): using funds to acquire Units that constitute assets of any of the following:

         (a) an "employee benefit plan" as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not it is subject to Title I of ERISA (including but not limited to governmental plans);

         (b) a plan (including IRAs) described in section 4975 of the Internal Revenue Code of 1986, as amended (the "Code");

         (c) an entity whose underlying assets include (or are deemed to include) plan assets by reason of a plan's investment in such entity (including but not limited to an insurance company general account, an insurance company separate account, and a collective investment fund); or

         (d) an entity that otherwise constitutes a "benefit plan investor" within the meaning of the Department of Labor Regulation, 29 C.F.R. Section 2510.3-101 (the "Plan Assets Regulation") (the plans and entities described in clauses (a), (b),(c) and (d) above being referred to as "Benefit Plan Investors").

   (ii) The Investor, and each account on behalf of which it is acquiring the Units, IS _____ / IS NOT _____ (check one) a Controlling Person. A Controlling Person is defined as a person (other than Benefit Plan Investors) that has discretionary authority or control with respect to the assets of an entity or that provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person.

   (iii) The Investor acknowledges that the Company will not register the sale, transfer or disposition of the Units unless, following such sale, transfer or disposition, less than twenty-five percent (25%) of the value of the class of Units is held by Benefit Plan Investors. It further acknowledges that for purposes of determining whether Benefit Plan Investors hold less than twenty-five percent (25%) of the value of the Units, (a) the value of any Units held by Controlling Persons that are not Benefit Plan Investors will be disregarded, and (b) unless specific disclosure is made by the Investor to the Issuer to the contrary, an insurance company general account will be treated as if 100% of the assets of such general account constituted assets of a Benefit Plan Investor.

   The representations to be made pursuant to this paragraph (iii) shall be deemed made on each day from the date the Investor makes such representations through and including the date on which such Investor disposes of its interests in the Units. The Investor understands and agrees that the information supplied above will be utilized to determine whether Benefit Plan Investors own less than 25% of the Units, both upon the original issuance of Units and upon any subsequent transfer of any equity interest in the Company for any reason.

   In evaluating the suitability of an investment in the Units, the Investor has not relied upon any advice, representations or other information (whether oral or written) other than as set forth in the Prospectus and exhibits thereto, and independent investigations made by the Investors or representatives of the Investor that are not affiliated with the Company.

4. Please indicate whether or not the Investor is a U.S. pension trust or governmental plan qualified under section 401(a) of the Code or a U.S. tax-exempt organization qualified under section 501(c)(3) of the Code.

            ____ Yes    ____  No




                    EXCELSIOR VENTURE PARTNERS III, LLC

                               EXECUTION PAGE

IN WITNESS WHEREOF, THE UNDERSIGNED INVESTOR HAS EXECUTED THIS SUBSCRIPTION AGREEMENT.

Mr., Mrs.                                     Jr., Sr., II, III, IV, Esq., CPA
Ms., Dr. ____________________________________
               (Investor/Contact Name)
RESIDENCE

Address: _________________________________    Telephone: (   ) _______________
                                              Fax: (   )______________________
City:______________ State:____ Zip:________   E-Mail: (   )___________________

MAILING ADDRESS (IF OTHER THAN RESIDENCE)

Title:____________________________________    Telephone: (   )________________
Company Name:_____________________________    Fax: (   )______________________
Address:__________________________________    E-Mail: (   )___________________
City:______________ State:____ Zip:________   E-Mail: (   )___________________


-------------------------------------------------------------------------------
Investor Name:__________________________________________________

U.S. Trust Account Number:______________________________________

Investor Type
|_| Individual Joint:  |_| Rights of Survivorship  |_| Trust    |_| Partnership
                       |_| Tenants in Common       |_| Corporation  |_| L.L.C.

|_| Other:______________________________________________________

Social Security/Tax ID No:______________  Signature:__________________________

                                          Print Name and Title (if pplicable):

                                          ____________________________________

State in which this Agreement             Date of Execution: ___________, 2000
was signed: ____________________________

------------------------------------------------------------------------------


------------------------------------------------------------------------------

TOTAL COMMITMENT: $__________   (Must be a multiple of $1,000 greater than
                                 $100,000.)
Method of Payment:  |_| Wire    |_| Check

The Total Commitment amount must be paid in two equal installments. If you maintain a U.S. Trust account, 50% of the Total Commitment will be deducted from your U.S. Trust account on the date of the Fund's closing, and the final 50% will be deducted on the first anniversary of such closing date. Otherwise, an initial payment of 50% of your Total Commitment must be made on or before the date of the Fund's closing and the final 50% of your Total Commitment must be paid on the first anniversary of the Fund's closing.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
WIRE PAYMENT INFORMATION FOR INVESTOR (FOR COMPANY DISTRIBUTIONS). IF DISTRIBUTIONS ARE TO BE WIRED TO THE U.S. TRUST ACCOUNT NUMBER LISTED
ABOVE, CIRCLE "YES" BELOW AND LEAVE THE REMAINDER BLANK.

U.S. Trust Account:  Yes or No

Bank Name:______________________________  Bank Officer:________________________
Address:________________________________  Telephone: __________________________
Investor Account Number:________________  ABA Number:__________________________

-------------------------------------------------------------------------------



                                                                    EXHIBIT A

                    CERTIFICATE OF PARTNERSHIP INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE PARTNERSHIPS.

CERTIFICATE OF __________________________________________ (the "Partnership")
                      (Name of Partnership)

The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

1. That the Partnership commenced business on ______________________ and was established pursuant to a Partnership Agreement dated __________________ (the "Agreement").

2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

3. That, as the partners of the Partnership, we have the authority to determine, and have determined, (i) that the investment in, and the purchase of an interest in Excelsior Venture Partners III, LLC is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

4. That ----------------------------------------------- is authorized to execute all necessary documents in connection with our investment in Excelsior Venture Partners III, LLC.

      IN WITNESS WHEREOF, we have executed this certificate as the partners of the Partnership this day of , , and declare that it is truthful and correct.



                                (Name of Partnership)


                                By:
                                   -------------------------------------------
                                Partner


                                By:
                                   -------------------------------------------
                                Partner


                                By:
                                   -------------------------------------------
                                Partner

                                (Attach extra signature pages if necessary)






                                                              EXHIBIT B


                       CERTIFICATE OF TRUST INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE TRUSTS.

CERTIFICATE OF _______________________________________________  (the "Trust")
                              (Name of Trust)

The undersigned, constituting all of the Trustees of the Trust. hereby certify as follows:

1. That the Trust was established pursuant to a Trust Agreement dated ______________________ (the "Agreement").

2. That a true and correct copy of the Agreement is attached hereto and that as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

3. That, as the Trustee(s) of the Trust, we have determined that the investment in, and the purchase of, an interest in Excelsior Venture Partners III, LLC is of benefit to the Trust and have determined to make such investment on behalf of the Trust.

4. That ____________________________________ is authorized to execute, on behalf of the Trust, any and all documents in connection with the Trust's investment in Excelsior Venture Partners III, LLC.

            IN WITNESS WHEREOF, we have executed this certificate as the Trustee(s) of the Trust this ____ day of ___________, ____, and declare that it is truthful and correct.



                              (Name of Trust)


                              By:
                                 --------------------------------------------
                                 Trustee


                              By:
                                 --------------------------------------------
                                 Trustee


                              By:
                                 --------------------------------------------
                                   Trustee


                              (Attach extra signature pages if necessary)




                                                                 EXHIBIT C

                     CERTIFICATE OF CORPORATE INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE CORPORATIONS.

CERTIFICATE OF _________________________________________ (the "Corporation")
                          (Name of Corporation)

The undersigned, being the duly elected and acting Secretary or Assistant Secretary of the Corporation. hereby certifies as follows:

1. That the Corporation commenced business on ________________________________ and was incorporated under the laws of the State of ________________________ on ______________________________.

2. That a true and correct copy of the Articles of Incorporation and By Laws of the Corporation is attached hereto and that, as of the date hereof, the Articles of Incorporation and By Laws have not been amended (except as to any attached amendments) or revoked and are still in full force and effect.

3. That the Board of Directors of the Corporation has determined, or appropriate officers under authority of the Board of Directors have determined, that the investment in, and purchase of, Units in Excelsior Venture Partners III, LLC is of benefit to the Corporation and has determined to make such investment on behalf of the Corporation. Attached hereto is a true, correct and complete copy of resolutions of the Board of Directors (or an appropriate committee thereof) of the Corporation duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

4. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation's investment in Excelsior Venture Partners III, LLC, and that the signatures written opposite their names and titles are their correct and genuine signatures.

      Name                    Title                   Signature

  _____________________  ______________________  ____________________________
  _____________________  ______________________  ____________________________



      (Attach extra pages if necessary)

            IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of this Corporation this ____ day of _____________, ____, and declare that it is truthful and correct.


                                          (Name of Corporation)

                                          By:_________________________________
                                          Name:
                                          Title:



                                                                  EXHIBIT D

             CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE LIMITED LIABILITY COMPANIES.

CERTIFICATE OF _____________________________ (the "Limited Liability Company")
              (Name of Limited Liability Company)

The undersigned, being a duly elected and acting Manager of the Limited Liability Company, hereby certifies as follows:

1. That the Limited Liability Company commenced business on __________________ and was organized under the laws of the State of _____________________________ on _________________________.

2. That a true and correct copy of the Limited Liability Company Agreement is attached hereto and that, as of the date hereof, the Limited Liability Company Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

3. That the Managers of the Limited Liability Company have determined that the investment in, and purchase of, Units in Excelsior Venture Partners III, LLC is of benefit to the Limited Liability Company and has determined to make such investment on behalf of the Limited Liability Company. Attached hereto is a true, correct and complete copy of resolutions of the Managers (or an appropriate committee thereof) of the Limited Liability Company duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

4. That the following named individuals are duly elected managers of the Limited Liability Company, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Limited Liability Company's investment in Excelsior Venture Partners III, LLC, and that the signatures written opposite their names and titles are their correct and genuine signatures.

      Name                    Title                   Signature

  _____________________  ______________________  ____________________________
  _____________________  ______________________  ____________________________




      (Attach extra pages if necessary)


            IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of this Limited Liability Company this ____ day of __________, ____, and declare that it is truthful and correct.



                                          (Name of Limited Liability Company)


                                          By:__________________________________
                                          Name:
                                          Title:




                                                                     APPENDIX D
                                                                     ----------

              RESIDENTS OF THE FOLLOWING STATES MUST MEET THE
                  SUITABILITY STANDARDS AS SET FORTH BELOW

ARIZONA

      Arizona residents must represent in writing that their investment in Units of the Company does not represent more than ten percent of their net worth less the value of their investments in limited partnership interests and must have one of the following: (a) an annual gross income of at least seventy-five thousand dollars and a net worth of at least seventy-five thousand dollars exclusive of home, car and home furnishings; (b) a net worth of at least two hundred twenty-five thousand dollars exclusive of home, car and home furnishings; or (c) in the case of sales to qualified pension or profit sharing plans or trusts, Keogh plans or individual retirement accounts, that the net worth and income requirements set forth in items (a) or (b) of this paragraph are met by the fiduciary account or by the donor who directly or indirectly supplies the monies for the purchase of the securities.

MINNESOTA

      To invest in Units of the Company, Minnesota residents must qualify as an accredited investor as that term is defined pursuant to Regulation D of Rule 501 of the Securities Act of 1933, as amended.

NEBRASKA

      To invest in Units of the Company, Nebraska residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in two each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least one million dollars.

NEW HAMPSHIRE

      To invest in Units of the Company, New Hampshire residents must meet one of the following: (a) annual taxable income of at least fifty thousand dollars and a net worth of at least one hundred and twenty-five thousand dollars; or (b) a net worth of at least two hundred and fifty thousand dollars.





The information in this statement of additional information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION, DATED AUGUST 9, 2000

                     EXCELSIOR VENTURE PARTNERS III, LLC

                      STATEMENT OF ADDITIONAL INFORMATION

      Excelsior Venture Partners III, LLC (the "Company") is a newly organized, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act. This statement of additional information relating to Units of membership interest of the Company does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated August 9, 2000. This statement of additional information does not include all information that a prospective investor should consider before purchasing Units, and investors should obtain and read the prospectus prior to purchasing such Units. A free copy of the prospectus may be obtained by calling the Company at (212) 852-3125. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS


                                                                         Page

Capital Accounts, Allocations and Distributions                          B-2

Frequently Asked Questions                                               B-3





     This statement of additional information is dated August 9, 2000.


              CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

      CAPITAL ACCOUNTS. The Company will establish a capital account for each investor who becomes a member of the Company. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. The Company will establish a capital account for the Investment Adviser to which allocations in respect of the Incentive Carried Interest will be made.

      ALLOCATIONS. The income, gain, loss, deduction and expense of the Company will be determined and allocated as of the end of each fiscal year to reflect the economic interests of the members and the Investment Adviser.

      Allocations generally will be made in the following order:

      o gains will be allocated to the Investment Adviser until the cumulative amount of all gains that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the end of the period for which the allocation is being made, and

      o all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their capital contributions.

      For any given period, the allocation of gain to the Investment Adviser described above will be made out of long-term capital gain and short-term capital gain in proportion to the amount of such gains available for allocation.

      For any given period, the Incentive Carried Interest will be an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains realized by the Company on Direct Investments from the commencement of operations through the end of such period over the sum of:

     o the cumulative amount of all capital losses realized by the Company on all investments of any type from the commencement of operations through the end of such period; and

     o the amount of net unrealized capital depreciation on all investments of any type all determined as of the close of such period.

      To the extent that the Company distributes property in kind, the Company will be deemed to have realized gain or loss on such property based on the value assigned to such property in accordance with the Company's valuation procedures. In the event of the resignation or removal of the Investment Adviser or other termination without reinstatement of the Investment Advisory Agreement with the Investment Adviser or an affiliate, the assets of the Company will be valued in accordance with the Operating Agreement as of the date of resignation, removal or termination, and the Company will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

      Notwithstanding the foregoing, the Company may, in its sole and absolute discretion, make special allocations of items of Company income, gain, loss, deduction and expense in order to cause the capital account balances of the members and the Investment Adviser to reflect the economic arrangement set forth in the following paragraph.

      DISTRIBUTIONS. The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company and that is available after the payment of all expenses then due and the creation of any reserves. The Company will consider such distributions at least annually but, as described below, does not expect to make distributions of cash or property during the first several years of operations. Each year, the Investment Adviser generally will be entitled to a distribution equal to the Incentive Carried Interest. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. Upon liquidation of the Company, any cash or other property available for distribution will be distributed to the members and to the Manager pro rata in accordance with their respective capital account balances. The Investment Adviser's capital account balance generally will reflect the allocations that have been made to the Investment Adviser in respect of the Incentive Carried Interest but that have not been previously distributed to the Investment Adviser.

      Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's operations. The Company will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than in Short-Term Investments, except to make follow-on investments. The Company may make distributions in kind of its property, which generally would be treated for purposes of the Company's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Company's valuation procedures. The Company does not intend to make any distribution if after making such distribution the liabilities of the Company would exceed the fair value of the Company's assets.

                          FREQUENTLY ASKED QUESTIONS

Q. HOW MANY INVESTMENTS AND WHAT TYPES OF INVESTMENTS DO YOU ANTICIPATE MAKING IN THIS FUND? The Company plans to make roughly 20 to 40 investments directly in companies and 5 to 15 investments in third- party private equity funds. The Company intends to invest primarily in a diverse portfolio of companies that the Investment Adviser or Investment Sub-Adviser believe are or will be rapidly growing companies that will participate in the transformation of the economy. The Company will also invest in third-party venture capital funds whose investment managers the Investment Adviser or Investment Sub-Adviser believe have the ability to achieve superior returns, as well as in select opportunities in international venture capital and private placements in public companies.

Q. HOW DO YOU FIND/SOURCE INVESTMENT OPPORTUNITIES?
Investment opportunities are received from two general sources: referral and direct. Deal referrals result primarily from the reputation and experience of the Investment Adviser's and Investment Sub-Adviser's management team (the "Team "), which has over 40 years of combined experience in venture capital investing. Through their extensive experience, the Team has developed a rich network of contacts that includes other venture capitalists, entrepreneurs, investment banks, law firms, accounting firms and consulting firms. This network provides access and referrals to a large number of private companies requiring venture capital financing. Direct deal sources are investment opportunities that the Company receives by contacting attractive companies directly or by companies seeking venture capital contacting the Company directly. Direct deals are a function of the Investment Adviser's and Investment Sub-Adviser's efforts to target particular sectors, the Company's presence within the venture capital community and basic marketing efforts.

Q. HOW MANY DEALS DO YOU SEE IN A GIVEN YEAR AND, OF THESE, HOW MANY WILL YOU LIKELY INVEST IN? The Company may be presented with as many as 2,000 to 3,000 investment opportunities per year. After a thorough screening, evaluation and due diligence process, the Company will generally make 10 to 20 investments a year until it is fully invested.

Q. HOW DO YOU INITIALLY SCREEN DEAL FLOW?
The Investment Adviser and Investment Sub-Adviser have an effective and efficient screening process. The objectives of the screening process are to efficiently focus the resources of the Investment Adviser and Investment Sub-Adviser and quickly identify attractive investment opportunities.

During the initial screening process the investment opportunity is routed to a Team member with experience and expertise in the sector in which the investment opportunity operates. That person makes an evaluation of whether the opportunity has certain characteristics that would make it an attractive potential investment. If the opportunity is deemed initially attractive, the Investment Adviser or Investment Sub-Adviser will allocate resources to evaluate the merits of the deal relative to our investment criteria.

The initial screening process includes the examination and evaluation of the opportunity's quality, its fit with our investment strategy and the potential for the company's business model. The initial screening process includes speaking with company management, reviewing the business plan and/or web site, understanding the business model, identifying the major risk issues, evaluating management and developing a due diligence plan.

Q. WHAT CHARACTERISTICS DO YOU LOOK FOR IN POTENTIAL INVESTMENTS?
The Company is looking for rapidly growing companies that will participate in the transformation of the economy. In order for an emerging company to succeed, we believe it must possess superior management, a substantial market opportunity, a differentiated product or service, a defensible market position and a business model that provides operating leverage and the potential for significant value creation.

Q. DESCRIBE YOUR INVESTMENT PROCESS.
The Company has a disciplined and thorough investment process that adheres to its investment strategy and has the potential to generate significant capital gains. The investment process is segmented into five areas; deal flow generation, investment evaluation, negotiation of price and terms, value creation and exiting. Deal flow generation is the process of attracting quality investment opportunities and maximizing the number of deals seen. Investment evaluation is the process of focusing the Investment Adviser's and Investment Sub-Adviser's resources on assessing the risk and return potential of a potential investment to identify attractive investment opportunities. Once an attractive opportunity is identified, the Investment Adviser and Investment Sub-Adviser use their experience to negotiate the best price and terms for that investment. Post investment, the Investment Adviser and Investment Sub- Adviser proactively work with the portfolio companies to enhance an investment's value. Throughout the life of an investment, the Investment Adviser and Investment Sub-Adviser evaluate the options to exit an investment and realize a return for the Company. These options include an initial public offering and/or a sale of the company.

Q. DESCRIBE YOUR LEVEL OF INVOLVEMENT WITH YOUR PORTFOLIO COMPANIES AFTER AN INVESTMENT HAS BEEN MADE. The Company will be an active investor in its portfolio companies. Accordingly, the Investment Adviser and Investment Sub-Adviser do more than identify promising investment opportunities. The Company will often appoint a director to the board of directors of portfolio companies. The Investment Adviser and Investment Sub- Adviser leverage their substantial experience with young, rapidly growing companies to assist them with strategic and financial planning and oversight, identifying strategic investors, recruiting executives, attracting customers and value realization.

Q. HOW DO YOU EXIT YOUR INVESTMENTS?
There are two primary ways the Company will be exiting its investments. The first is through the sale of a portfolio company to a strategic or financial buyer and the second is taking the company public through an initial public offering and effectively selling and/or distributing shares over time in the aftermarket. In evaluating the options for exiting an investment, the Company's goal is to maximize the return to our investors.

Q. HOW OFTEN WILL YOU BE REVIEWING THE HOLDINGS IN THE PORTFOLIO - WHAT CRITERIA WILL YOU BE USING TO VALUE THE HOLDINGS? While portfolio companies will be reviewed continuously, the Company and its underlying investments will be marked to market at the end of each fiscal quarter. In general, portfolio companies will be valued initially at the cost of the investment. The valuation will be changed when company developments or market factors justify a revised valuation. This may occur for a variety of reasons, including one or more of the following.

      o A third party financing takes place in which the third party establishes a new price for the company's shares.
      o A liquidity event occurs in which the company's shares are acquired at a certain price or the company's shares become tradable on a public market.
      o Material adverse changes in the company's operating status provide reason for a reduction in the valuation of the company.
      o There is a material change in the prospects for the sector or industry in which the Company operates or in the valuations for Companies in such sector or industry.

Public portfolio companies with constraints on liquidity (i.e.
underwriter's lock-up, Rule 144) will be valued at an appropriate discount to the public market price of the company's stock.

Funds in the portfolio generally will be valued based on an assessment of the most recent information available.

Q. WHAT ARE THE INVESTMENT ADVISER'S AND INVESTMENT SUB-ADVISER'S RECORD AS VENTURE CAPITAL INVESTORS? To date, the Team has managed two funds:
Excelsior Private Equity Fund II, Inc., a $196 million fund capitalized in 1997, and UST Private Equity Investors Fund, Inc., a $40 million fund capitalized in 1995. These funds have similar investment objectives and policies to those of the Company, but there are also important differences. The following is a summary of the aggregate performance characteristics of these two funds through July 31, 2000:

                         DIRECT INVESTMENTS  FUND INVESTMENTS TOTAL INVESTMENTS

   Invested Capital            $147.4              $51.0           $198.4
   Unrealized Gain              87.6                46.4            134.0
   Realized Gain                49.2                12.0            61.1
   Total Value of Invested     $284.1              $109.4          $393.5
   Capital
   Multiple of Invested         1.93x              2.14x            1.98x
   Capital
   Dollar-Weighted Avg.       1.6 years
   Holding Period
   *All figures are from the period starting in December 1995 through July 31, 2000 and are unaudited.


SEC STANDARDIZED PERFORMANCE CALCULATION BY FUND

                                             1-Year   3-Year   Since Inception
UST Private Equity Investors Fund, Inc.       41.3%    3.36%       6.71%
Excelsior Private Equity Fund II, Inc.        47.16%    N/A        24.94%

For more information, including important qualifications and disclosures, see the Prospectus under the caption "Management." Past performance is not an indication of future results.

Q. WHAT ARE YOUR COMPETITIVE ADVANTAGES IN THE MARKETPLACE?
The Investment Adviser and Investment Sub-Adviser are able to compete successfully in the venture capital markets due to the Team's experience, its proven ability to work together over the past five years and the presence of an effective investment strategy and investment process. In addition, the Investment Adviser and Investment Sub-Adviser benefit from their network of professionals and technology experts at portfolio companies, at other organizations serving the venture capital industry and at U.S. Trust. These professionals are a source of investment opportunities, as well as expertise on the market and new technologies.

Q. WHAT TYPE OF DISTRIBUTIONS WILL BE MADE AND HOW OFTEN WILL THESE DISTRIBUTIONS BE MADE? Distributions made from the Company will take two forms: cash and stock. Cash distributions will be considered no less than annually and will consist of capital gain and/or interest earned as well as the return of capital associated with any realized portfolio events. Stock, or in kind, distributions will be made at the discretion of the Company as circumstances permit. There will be no particular timing governing in kind distributions and investors will receive notification and details of such distributions as they occur. Given the nature of the Company's investments, you should not expect any significant distributions during the first several years of the Company's operations.

Q. HOW AND WHEN WILL THE FUND BE LIQUIDATED/TERMINATED ("WOUND DOWN")?
The Company is "self-liquidating," meaning that proceeds and marketable securities recognized from realization events (i.e. acquisitions, initial public offerings, etc.) remaining after paying or reserving for Company expenses generally will be distributed shortly after such events occur and typically will not be reinvested in new portfolio companies. The cost basis of the Company will be adjusted as distributions are made to reflect the portion of the distribution representing a return of investor capital. The chart below is an example using annual cash distributions to illustrate the mechanics of how a self-liquidating fund works. The example assumes a $1,000 investment.

         Year   Proceeds to  Capital    Return of  Cumulative  Resulting Cost
                 Investor   Gain/Loss    Capital    Proceeds      Basis
          1       $     60   $      50   $      10   $      60   $      990
          2            150         125          25         210          965
          3              -       (125)           -         210          965
          4            400         300         100         610          865
          5              -       (200)           -        6100          865
          6          1,000         600         400       1,610          465
          7              -       (200)           -       1,610          465
          8            200          50         150       1,810          315
          9              -        (25)           -       1,785          315
          10           315           -         315       2,100            -


The above chart is for illustrative purposes only.

Q. HOW TRANSFERABLE ARE THE SHARES IN THE FUND?
The Units of the Company, in nearly all cases, are not transferable. There are provisions that allow for the transfer of Units, at the Company's discretion, in the following instances that do not involve a change in beneficial ownership:

     o death, bankruptcy, insolvency or dissolution of the investor holding the Units; or
     o transfers to family trusts or other entities which do not involve a change in beneficial ownership.

If, as an investor, you would like to enact a transfer that does not fall into one of the above categories, it is your responsibility to contact the Company to obtain approval for such a transfer. Other than certain transfers by operations of law (e.g., upon death) such transfers can only occur if the consent of the Company is obtained.

Q. WHAT IS THE INTENDED CAPITAL CALL SCHEDULE FOR THE FUND?
Your subscription amount is required to be paid in two installments; one-half as an initial capital contribution payable on or before the final subscription closing date and one-half as a second capital contribution payable on the first anniversary of the final subscription closing. Funds transmitted to the Company by investors prior to the closing date will be deposited in an interest-bearing bank escrow account with PFPC Inc. pending closing. If you maintain an account with U.S. Trust or Schwab, your subscription amount may be deducted directly from your designated account.

Q. HOW HAVE THESE TYPES OF FUNDS PERFORMED IN THE PAST?
Historically, private equity and, more specifically, venture capital funds as a group have tended to outperform most other asset classes. These investments also involve much greater risk than most other asset classes, and returns can be very volatile and differ dramatically between funds. The table below shows the composite returns generated by venture capital and private equity over various time periods compared to the total return generated by the S&P 500 over the same holding periods.

PRIVATE EQUITY/VENTURE CAPITAL RETURNS (%)

                              1 YR.    3 YR.     5 YR.     10 YR.
VENTURE CAPITAL                        146.2     53.8       46.4    25.2
All Private Equity            61.1      31.4     28.5       20.3
S&P 500 Total Return          21.0      27.6     28.5       18.2
Russell 2000 Total Return               21.3     13.1       16.7    13.4

Source: Venture Economics (SDC)/NVCA, Bloomberg

Venture Economics' Private Equity Performance Index is calculated quarterly from Venture Economics' Private Equity Performance Database (PEPD). The PEPD tracks the performance of over 1,200 US venture capital and buyout funds formed since 1969 and over 425 European private equity funds formed since 1980. Returns are net to investors after fees and carried interest. Private Equity/Venture Capital return figures represent pooled internal rates of return, net of fees, as of December 31, 1999.

S&P 500 return figures represent annualized total returns through December 31, 1999.

Russell 2000 return figures represent annualized total returns through December 31, 1999.

Q. WHAT ARE THIRD PARTY PRIVATE EQUITY AND VENTURE CAPITAL FUNDS?
Third party private equity and/or venture capital funds are typically limited partnerships or limited liability companies managed by investment firms, other than the Investment Adviser or Investment Sub-Adviser. The Company invests in third party funds to provide it with additional diversification, as well an attractive source of potential deal flow.

Q. WHAT IS A BUSINESS DEVELOPMENT COMPANY?
A Business Development Company, or BDC, is a closed-end, SEC-regulated investment company that is operated for the purpose of investing directly in various types of companies, and makes available "significant managerial assistance" to the companies in which it invests. The SEC requires that 70% of a BDC's assets be invested in "eligible securities," which include securities of private companies, securities of certain public companies as well as short-term fixed income instruments, but not private funds.

Q. WHO CAN INVEST IN THE EXCELSIOR VENTURE PARTNERS III?
Investor suitability requirements applicable only to residents of certain states are set forth in the Prospectus. Otherwise, there are no specific requirements for investment in Excelsior Venture Partners III, but investors will need to demonstrate that they meet general suitability guidelines for an investment of this type. Specifically, investors should be able to tolerate the risk and illiquidity that come with venture capital investing.

Q. WHY DID THE FUND CHOOSE TO BE A CLOSED-END FUND INSTEAD OF AN OPEN-END FUND? The Company has been structured as a closed-end investment company to accommodate its decision to invest in private companies and funds. An open-end fund would be unable to invest broadly in venture capital opportunities, as it would require a high level of liquidity not afforded by private investments to accommodate investor redemption requests.

Q. WHY IS THE FUND NOT TRADING ON AN EXCHANGE?
The principal reason that the Company will not trade on an exchange has to do with the manner in which the Company has been structured for U.S. federal income tax purposes. The Company has been structured as a Limited Liability Company to provide investors with the favorable pass-through tax treatment available under the conventional limited partnership structure, while not imposing various portfolio limitations applicable to regulated investment companies or RICs under the U.S. federal income tax code. One of the conditions that must be met for the Company and its investors to maintain this treatment is the absence of any market for its shares. If the Company were to be structured as or become a "publicly-traded partnership," the Company would be taxable at the fund level as a corporation, and again at the investor level.

Q. IS AN INVESTMENT IN THE COMPANY LIQUID?
No, an investment in the Company is illiquid throughout the entire 10-14 year life of the Company. This is a very important consideration for potential investors and they should understand that an investment in the Company is non-redeemable with significant limitations on transferability and is entirely illiquid.

Q. HOW ARE YOU ABLE TO OFFER A VENTURE CAPITAL FUND TO NON-ACCREDITED INVESTORS? As a publicly offered Business Development Company, the Company has similar attributes to a closed-end investment company. Unlike the conventional limited partnership/private placement structure, which requires funds to limit investors to a limited number of "accredited" investors, a registered offering of a BDC places no constraints on the number of investors and does not impose any mandatory minimum investor wealth and liquidity criteria.

Q. WHAT IS THE TIME HORIZON FOR THE COMPANY TO BE FULLY INVESTED?
In the venture capital industry, "fully invested" is considered to be the point at which no new companies and funds will enter the portfolio. We expect the Company to be fully invested in two to four years, depending upon market conditions and our ability to identify attractive investments for the Company.

Q. HOW WILL THE COMPANY MANAGE THE CAPITAL NOT YET INVESTED IN PORTFOLIO COMPANIES? Funds drawn down from investors that have not yet been invested will be actively managed in a portfolio comprised of cash and short-term fixed income instruments. These funds will be managed conservatively to ensure preservation of investor principal with modest income generation as well as ample liquidity to meet the Company's investment needs.

Q. WHAT IS THE MANAGEMENT FEE AND CARRIED INTEREST (INCENTIVE COMPENSATION)? The asset-based management fee for the Company will accrue on a quarterly basis and will be 2.0% of net assets for years one through five and 1.0% of net assets for all years thereafter. The incentive carried interest will be 20% of net realized gains net of net unrealized losses (if any) on direct investments calculated on a cumulative basis. This amount will be accrued on a quarterly basis and will paid to the Investment Adviser as appropriate concurrent with any distributions of cash or stock made by the Company.
Both the asset-based management fee and the incentive carried interest are in line with venture capital industry practices.

Q. HOW WILL PERFORMANCE BE MEASURED?
Performance for a vehicle such as this can be measured in several ways. The SEC requires that performance be measured according to SEC standardized return methodologies. The Investment Adviser and Investment Sub- Adviser will monitor their own performance using Internal Rate of Return and Multiple of Invested Capital to determine the time and asset-weighted returns only on that capital which has been invested. Investors, however, may wish to measure performance as they do with investments in other assets, by adjusting the current value of the asset (NAV) for any dividends/distributions received to come up with a "total return" figure. We will provide investors with a complete performance profile by using these and other metrics and offering explanations of the methodologies used for calculating the various performance metrics.

Q. WHAT TAX CONSEQUENCES WILL INVESTORS BEAR BY INVESTING IN THIS FUND?
The Company has been structured as a Limited Liability Company and will be treated as a partnership for U.S. federal income tax purposes. As a result of this structure, investors will rely on IRS Schedule K-1 tax reporting to determine their share of allocated income and gains.

Q. HOW WILL I BE ABLE TO MONITOR MY INVESTMENT?
It is the goal of the Investment Adviser to provide the necessary periodic communications to enable investors to keep abreast of the Company's developments and investment performance. The Company will provide quarterly and annual reports. Any questions that are not addressed in these communications can be directed to the Company, the Investment Adviser or the Investment Sub-Adviser through the investors' investment representative.

Q. WHEN IS THE NEXT FUND OF THIS KIND LIKELY TO COME OUT FROM U.S. TRUST? The Investment Adviser is committed to fully investing this fund before it raises the next fund. In the past, they have raised funds about every two to three years. However, the actual pace of investing will differ based on circumstances including the market environment and the quality of the opportunities reviewed.

Q. HOW WILL DISTRIBUTIONS BE PAID OUT TO INVESTORS WHEN A COMPANY GOES PUBLIC, IS ACQUIRED BY ANOTHER COMPANY OR IS SOLD? In instances in which a portfolio company experiences a liquidity event (i.e. acquisition, IPO), investors generally will receive either a cash or securities distribution once the event has been "realized." In the case of securities distributions, the Company will distribute securities so long as the securities are not limited by any restrictions and the Company believes it could do so without adversely impacting the Company or its investment. Cash distributions may be made annually and will comprise all proceeds from acquisitions and sales of public securities that are not needed to pay expenses, establish reserves or fund the operations of the Company. Distributions of stock will occur at the discretion of the Company.

Q. WHAT TAX REPORTS WILL INVESTORS RECEIVE AND WHEN WILL THEY RECEIVE THEM? Because the Company is treated as a partnership for U.S. federal income tax purposes, investors will receive IRS Schedules K-1. Investors in the Company should anticipate that they will not receive IRS Schedules K-1 until after April 15 and those reliant on IRS Schedules K-1 for tax filing should anticipate that they will need to file an extension. All investors in the Company and their investment representatives will receive an IRS Schedule K-1 typically in May or June of the following calendar year. As an example, investors will receive their IRS Schedules K-1 governing calendar and tax year 2000 in May or June 2001. The delay in preparation of the IRS Schedules K-1 is attributable to the Company's role as a limited partner in other venture capital funds. As a limited partner, the Fund will not receive its IRS Schedules K-1 from these funds until the end of March and will need this information to prepare IRS Schedules K-1 for its investors.

Q. WHAT TYPES OF COMMUNICATIONS FROM THE COMPANY WILL INVESTORS RECEIVE? Investors in the Company will receive the following types of communications from the Company:

     o    Annual Reports including a letter to shareholders and financials;
     o Quarterly Reports with qualitative and quantitative Fund information; and
     o Notification and details of cash and/or stock distributions as appropriate.

Over time, the Company may add to this list portfolio updates and other correspondence throughout the year addressing the investment activity and performance of the Company. Investment representatives will receive copies of all client correspondence and may receive additional scheduled updates to provide their clients with the most current information about the Company.

Q. WHAT FORMS DO INVESTORS NEED TO COMPLETE BEFORE INVESTING?
Investors will be sent, and must execute, a comprehensive subscription agreement that will attest to the suitability of the investment and provide PFPC with the necessary Investor records to properly serve the Investor on behalf of the Company. In addition to the subscription agreement, the Investor may need to complete a non-standard asset agreement or additional agreements required by the Distributor or the Selling Agent. After all necessary agreements have been completed, the Investors's proposed investment will be reviewed and the Investor will be accepted or rejected accordingly.

Q. WHAT TYPES OF ACCOUNTS ARE ALLOWED FOR THESE INVESTMENTS?
The following is a summary list of the account types that will be permitted to participate in Excelsior Venture Partners III, LLC:

      o      Individual accounts
      o      Joint accounts
      o      Corporations
      o      Limited Partnerships
      o      Limited Liability Companies
      o      Charitable Organizations/Foundations

The participation of any investors that are not included in the above list can be reviewed by the relevant Selling Agent, and with consent of the Company, can be approved for participation in the Company.

Q. MAY CERTAIN BENEFIT PLAN (ERISA) INVESTORS INVEST IN THE COMPANY?
Yes, subject to certain limitations. Investments by benefit plan investors must be held to less than 25% of the outstanding Units (not including Units held by the manager of the Company or its affiliates). This limitation is being imposed so that no assets of the Company will be deemed to be "plan assets" subject to ERISA or Section 4975 of the Code under regulations issued by the Department of Labor. This limitation will apply to all benefit plan investors including individual retirement accounts, employee benefit plans that are not subject to ERISA or Section 4975 of the Code and entities whose assets are treated as plan assets for purposes of regulations issued by the Department of Labor. Benefits plan investors will also be required to represent and warrant that the purchase of the Units will not result in a non-exempt prohibited transaction under ERISA or the Code. See "ERISA Considerations" in the Prospectus.


PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS


      1. Financial Statements:
            Part A Report of Independent Auditors
                   Statement of Assets and Liabilities
                   Notes to Financial Statements

            Part B Not applicable.

      2.  Exhibits:
            (a)   (1) Certificate of Formation of Limited Liability Company
                      filed February 18, 2000.*
                  (2) Certificate of Amendment filed April 26, 2000.**
                  (3) Form of Limited Liability Company Operating Agreement.
            (b)   Not applicable.
            (c)   Not applicable.
            (d) Specimen Certificate of the Company's Units, the rights of holders of which are defined in Exhibit (a)(3).
            (e)   Not applicable.
            (f)   Not applicable.
            (g)   (1) Form of Investment Advisory Agreement between the
                      Company and U.S. Trust Company.
                  (2) Form of Investment Sub-Advisory Agreement among the
                      Company, U. S. Trust Company and United States Trust Company of New York.
            (h)   (1) Form of Distribution Agreement between the Company and
                      Charles Schwab & Co., Inc.
                  (2) Form of Selling Agent Agreement among the Company,
                      Charles Schwab & Co., Inc. and the selling agents.
            (i)   Not applicable.
            (j)   (1) Form of Custodian Agreement between the Company and PFPC
                      Trust Company.
                  (2) Form of Administration, Accounting and Investor Services
                      Agreement between
                      the Company and PFPC Inc.
                  (3) Form of Escrow Agreement between the Company and
                      PFPC Inc.
            (k)   Not applicable.
            (l)   Opinion and consent of Skadden, Arps, Slate, Meagher and
                  Flom LLP.
            (m)   Not applicable.
            (n)   (1)  Form of opinion and consent of Skadden, Arps, Slate,
                       Meagher and Flom LLP as to certain tax matters.
                  (2)  Consent of Ernst & Young, LLP independent auditors.
            (o)   Not applicable.
            (p)   (1)  Form of Subscription Agreement for investment in units of the Company.
                  (2) Form of Subscription Agreement with Charles Schwab & Co., Inc. for investment in Units of the Company.
                  (3)  Agreement with respect to Seed Capital.
            (q)   Not applicable.
            (r)   (1)  Code of Ethics of the Company.
                  (2) Code of Ethics of the Investment Adviser and Investment Sub-Adviser.
                  (3)  Code of Ethics of the Distributor.
            (s)   (1)  Power of Attorney.*

* Incorporated by reference to the Company's Registration Statement on From N-2 (File No. 333-30986), filed on February 22, 2000.
** Incorporated by Reference to the Company's Amended Registration Statement on Form N-2A (File No. 333-30986), filed on April 27, 2000.



Item 25.  MARKETING ARRANGEMENTS


   See the Form of Distribution Agreement and Form of Selling Agent Agreement to be filed as Exhibits 2(h) (1) and (2) as well as the Company's Prospectus under the captions "The Offering" and "Selling Arrangements."


Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


      The following table sets forth the estimated expense, payable by the Company in connection with the issuance and distribution of the securities covered by this Registration Statement.


                  Securities and Exchange Commission fees.     $211,200
                  Blue Sky fees and expenses..............      $20,000
                  Printing................................      $30,000
                  Legal fees and expenses.................   $1,025,000
                  Miscellaneous...........................      $70,000
                                    Total.................   $1,356,200
                                                             ==========



Item 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      Upon conclusion of the public offering of the Company's units of membership interest, it is anticipated that no person will be controlled by or under common control with the Company.


Item 28.  NUMBER OF HOLDERS OF SECURITIES AS OF AUGUST 9, 2000


Title of Class                                        Number of Record Holders
--------------                                        ------------------------


Units of Membership Interest, without par value                1


Item 29.  INDEMNIFICATION


      The Investment Advisory Agreement and Investment Sub-Advisory Agreement provide for indemnification by the Company of U.S. Trust Company and United States Trust Company of New York, the Investment Adviser and Investment Sub-Adviser, from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from willful misfeasance, bad faith or gross negligence in the performance by the Investment Adviser or Investment Sub-Adviser of their duties or the reckless disregard of their obligations and duties under the Investment Advisory Agreement and Investment Sub-Advisory Agreement, respectively.

      By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Special Member (as that term is defined in the Operating Agreement), the members of the Board of Managers, each appropriate officer and each other member and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines, awards and amounts paid in settlement or compromise), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. The Operating Agreement provides that the members of the Board of Managers shall not be personally liable to the Company for the debts, obligations or liabilities of the Company; obligated to cure any deficit in any capital account; required to return all or any portion of any capital contribution; or required to lend any funds to the Company. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Company, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Company for any action or inaction on the part of the Company or otherwise in connection with the business or affairs of the Company or any portfolio company. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Company, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Company. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability, to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.

      Pursuant to the Distribution Agreement and the Selling Agent Agreement, the Company agrees to indemnify the Distributor and Selling Agent against certain civil liabilities, including liabilities under the federal securities laws.


Item 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


      U.S. Trust Company and United States Trust Company of New York, the Investment Adviser and Investment Sub-Adviser to the Company provide asset management, investment, private banking and fiduciary services. For the names and principal businesses of the directors and certain senior executive officers of the Investment Adviser and Investment Sub-Adviser, including those who are engaged in any other business, profession, vocation or employment of a substantial nature, see the Company's Prospectus under the caption "Management."


Item 31. LOCATION OF ACCOUNTS AND RECORDS


      The accounts and records of the Company will be maintained at the office of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.


Item 32.  MANAGEMENT SERVICES

      Except as described in the Prospectus under the caption "Management," the Company is not a party to any management service related contract.

Item 33.  UNDERTAKINGS


      The Company undertakes to suspend the offering of its Units of membership interest until it amends its Prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      The Company additionally undertakes, pursuant to Rule 415 under the Securities Act, as follows:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:


            (a) To include any prospectus required by Section 10(a)(3) of the Securities Act;


            (b) To reflect in the Prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

            (c) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;


      (2) That, for the purpose of determining any liability under the Securities Act, each such post- effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


      The Company undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional
Information.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 9th day of August, 2000.




                              EXCELSIOR VENTURE PARTNERS III, LLC



                              By: /s/ David I. Fann
                                 ------------------------------------------
                                 David I. Fann, Co-Chief Executive Officer
                                 and President
                                 (principal executive officer)


      Each person whose signature appears below hereby appoints David I. Fann his true and lawful attorney-in- fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the Registration Statement of Excelsior Venture Partners III, LLC and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



        Signature                                  Title                            Date

/s/ David I. Fann
-------------------------       Co-Chief Executive Officer and President            August 9, 2000
     David I. Fann              (principal executive officer)


/s/ Douglas A. Lindgren*        Co-Chief Executive Officer and                      August 9, 2000
-------------------------       Chief Investment Officer
    Douglas A. Lindgren         (principal executive officer)


/s/ Brian Schmidt
-------------------------       Chief Financial Officer                             August 9, 2000
    Brian Schmidt               (principal financial and accounting officer)


/s/ Gene M.  Bernstein*         Manager                                             August 9, 2000
-------------------------
    Gene M.  Bernstein


/s/ John C. Hover II*           Manager                                             August 9, 2000
-------------------------
    John C. Hover II


/s/ Victor F.  Imbimbo, Jr.*    Manager                                             August 9, 2000
---------------------------
  Victor F. Imbimbo, Jr.


/s/ Stephen V.  Murphy*         Manager                                             August 9, 2000
---------------------------
    Stephen V. Murphy


*By: /s/ David I. Fann
    ------------------------
        David I. Fann
        Attorney-in-Fact



===============================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington. D.C. 20549



                                   EXHIBITS
                                      TO
                                  FORM N-2A





                 REGISTRATION STATEMENT UNDER THE SECURITIES
                              ACT OF 1933             |X|

                        Pre-Effective Amendment 2     |X|
                        Post-Effective Amendment|_|.




                    EXCELSIOR VENTURE PARTNERS III, LLC
             (Exact Name of Registrant as Specified in Charter)

===============================================================================


                               EXHIBIT INDEX

Exhibit No. Exhibit                                                     Page
----------- -------                                                     ----


      (a)   (1)  Certificate of Formation of Limited Liability Company
                 filed February 18, 2000.*
            (2)  Certificate of Amendment filed April 26, 2000.*
            (3)  Form of Limited Liability Company Operating Agreement.
      (b)   Not applicable.
      (c)   Not applicable.
      (d)   Specimen Certificate of the Company's Units.
      (e)   Not applicable.
      (f)   Not applicable.
      (g) (1) Form of Investment Advisory Agreement between the Company and U.S. Trust Company.
            (2) Form of Investment Sub-Advisory Agreement among the Company,
                U.S. Trust Company and United States Trust Company of
                New York.
      (h) (1) Form of Distribution Agreement between the Company and Charles Schwab & Co., Inc.
            (2) Form of Selling Agent Agreement among the Company, Charles
                Schwab & Co., Inc. and
                the selling agents.
      (i)   Not applicable.
      (j)   (1) Form of Custodian Agreement between the Company and PFPC
                Trust Company.
            (2) Form of Administration, Accounting and Investor Services
                Agreement between the Company and PFPC Inc.
            (3) Form of Escrow Agreement between the Company and PFPC Inc.
      (k)   Not applicable.
      (l)   Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.
      (m)   Not applicable.
      (n) (1) Form of opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP as to certain tax matters.
            (2) Consent of Ernst & Young, LLP independent auditors.
      (o)   Not applicable.
      (p) (1) Form of Subscription Agreement for investment in Units of the Company.
            (2) Form of Subscription Agreement with Charles Schwab & Co., Inc.
                for investment in Units of the Company.
            (3) Agreement with respect to Seed Capital.
      (q)   Not applicable.
      (r)   (1) Code of Ethics.
            (2) Code of Ethics of Investment Adviser and Investment
                Sub-Adviser.
            (3) Code of Ethics of Distributor.
      (s)   (1) Power of Attorney.*


*   Incorporated by reference.